As filed with the Securities and Exchange Commission on 30 April 2002

                                            Registration No. 33-1834l
                                                             811-5382

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                         POST-EFFECTIVE AMENDMENT NO. 15
                                      TO
                                   FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

             SEPARATE ACCOUNT A OF PARAGON LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                        PARAGON LIFE INSURANCE COMPANY
                         100 South Brentwood Boulevard
                             St. Louis, MO  63105
                    (Address of Principal Executive Office)


                         Matthew P. McCauley, Esquire
                        Paragon Life Insurance Company
                               700 Market Street
                             St. Louis, MO  63101
              (Name and Address of Agent for Service of Process)

                                   Copy to:


                           Stephen E. Roth, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Ave., N.W.
                         Washington, D.C.  20004-2415


It is proposed that this filing will become effective (check appropriate space)

  [ ]  immediately upon filing pursuant to paragraph (b), of Rule 485

  [X]  1, May 2002 pursuant to paragraph (b) of Rule 485

  [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

  [ ]  on (date), pursuant to paragraph (a)(1) of rule 485

  [ ]  75 days after filing pursuant to paragraph (a)(2) of rule 485

  [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Group and Individual Flexible Premium Variable Life Insurance Policies.

33-18341

         Underlying Funds Through:

         American Funds Insurance Series
         Fidelity Variable Insurance Products Funds


         MFS Variable Insurance Trust



[LOGO]
Paragon Life
A MetLife(R) Company
                              [Paragon Life Logo]


             .
               GROUP AND INDIVIDUAL
               FLEXIBLE PREMIUM VARIABLE LIFE
               INSURANCE POLICIES


                         Prospectus dated May 1, 2002

                                                                          50406

                     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                        PARAGON LIFE INSURANCE COMPANY
                              100 South Brentwood
                              St. Louis, MO 63105
                                (314) 862-2211

   This Prospectus describes flexible premium variable life insurance policies offered by Paragon Life Insurance Company (the "Company," "Paragon," "we," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

   The Policies are designed to provide lifetime insurance protection to age 95 and provide flexibility to vary premium payments and change the level of death benefits payable under the Policies. Flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner can allocate net premiums among several investment portfolios ("Funds") with different investment objectives.

   The Policy provides for: (1) a value upon surrendering the Policy; (2) loans; and (3) a death benefit payable on the Insured's death. As long as the Policy remains in force, the death benefit payable on the Insured's death will not be less than the Face Amount of the Policy. The Policy will remain in force so long as there is enough value to pay certain monthly charges.

   The Owner may allocate net premiums to one or more of the Divisions of Separate Account A (the "Separate Account"). The Policy value will vary to reflect the investment performance of the Divisions selected by the Owner. Depending on the death benefit option elected, portions of the death benefit may also vary. The Owner bears the entire investment risk under the Policies; there is no minimum guaranteed value.






                  The date of this Prospectus is May 1, 2002.

Each Division of the Separate Account will invest in one of the following corresponding Funds:


                    Fund                                          Manager
------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 American Funds Insurance Series                  Capital Research and Management Company
    Cash Management Fund
    High-Income Bond Fund
    Growth-Income Fund
    Growth Fund
    Asset Allocation Fund
    International Fund
    Bond Fund
    Global Growth Fund
    U.S. Government/AAA-Rated Securities Fund
    Global Small Capitalization Fund
    New World Fund
------------------------------------------------------------------------------------------
 Fidelity Variable Insurance Products Fund        Fidelity Management & Research Company
    Equity-Income Portfolio
    Index 500 Portfolio
    Contrafund Portfolio
    Mid Cap Portfolio
------------------------------------------------------------------------------------------
 MFS Variable Insurance Trust                     Massachusetts Financial Services Company
    MFS Emerging Growth Series
    MFS Total Return Series
    MFS New Discovery Series


   Please read this Prospectus carefully and keep it. A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus.


   It may not be a good decision to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy. It also may not be to your advantage to borrow money to purchase this Policy or take withdrawals from another Policy you own to make premium payments under this Policy.



   Interests in the Policy and shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, and the Policy is not insured by the Federal Deposits Corporation or any other government agency. The Policy involves risk, including possible loss of premiums paid.


   The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
          Summary................................................   4
          The Company, The Separate Account, and The Funds.......  11
             The Company
             The Separate Account
             The Funds
             Addition, Deletion, or Substitution of Investments
          Payment and Allocation of Premiums.....................  16
             Issuance of a Policy
             Premiums
             Allocation of Net Premiums and Cash Value
             Policy Lapse and Reinstatement
          Policy Benefits........................................  20
             Death Benefit
             Cash Value
          Policy Rights and Privileges...........................  26
             Exercising Rights and Privileges Under the Policies
             Loans
             Surrender and Partial Withdrawals
             Transfers
             Right to Examine Policy
             Conversion Right to a Fixed Benefit Policy
             Eligibility Change Conversion
             Payment of Benefits at Maturity
             Payment of Policy Benefits
          Charges and Deductions.................................  31
             Sales Charges
             Premium Tax Charge
             Monthly Deduction
             Partial Withdrawal Transaction Charge
             Separate Account Charges
          General Matters Relating to the Policy.................  37
          Distribution of the Policies...........................  41
          General Provisions of the Group Contract...............  41
          Federal Tax Matters....................................  42
          Safekeeping of the Separate Account's Assets...........  45
          Voting Rights..........................................  46
          State Regulation of the Company........................  46
          Management of the Company..............................  47
          Legal Matters..........................................  48
          Legal Proceedings......................................  48
          Experts................................................  48
          Additional Information.................................  48
          Definitions............................................  49
          Financial Statements................................... F-1
          Appendix A............................................. A-1


                 The Policies are not available in all states.

                             SUMMARY OF THE POLICY

The following summary of Prospectus information should be read with the detailed information which follows in this Prospectus. Unless we provide otherwise, the description of the Policies contained in this Prospectus assumes that a Policy is in effect and that there is no outstanding Indebtedness.

The Policy

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued in two situations.

  . First--Policies in the form of Certificates are issued pursuant to Group Contracts entered into between the Company and Contractholders (see "General Provisions of the Group Contract");

  . Second--Individual Policies can be issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy. If there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract or other employer-sponsored insurance program will continue should the Group Contract or other program cease or the employee's employment end (see "Payment and Allocation of Premiums--Issuance of a Policy").

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

The Policies are "variable" policies because, unlike the fixed benefits under other types of life insurance contracts, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment experience of the Funds underlying the Divisions to which the Owner has allocated net premium payments. So long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy or an accelerated death benefit in a reduced amount determined in accordance with certain riders available under the Policy. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Right to Examine Policy

The Owner has a limited right to return a Policy for cancellation within 20 days after the delivery of the Policy to the Owner, within 45 days after the Owner signs the application, or within 10 days after the Company mails a notice of this cancellation right to the Owner, whichever is latest. If a Policy is cancelled within this time period, a refund will be paid which will equal all premiums paid under the Policy or any different amount required by state law. The Owner also has a right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the Owner may request that the Company refund the amount of the additional charges deducted in connection with the increase, or have the amount of the additional charges added to the Cash Value. (See "Policy Rights and Privileges--Right to Examine Policy.")

The Separate Account

The Owner may allocate the net premiums to one or more Divisions. See "The Company, The Separate Account, and The Funds" for a complete description of the available Funds. An Owner may change future allocations of net premiums at any time by notifying the Company directly.

Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account. Currently, no charge is assessed for transfers. The Company reserves the right to modify the transfer privilege. (See "Policy Rights and Privileges--Transfers.")

Premiums

An Owner has flexibility concerning the amount and frequency of premium payments. An initial premium equal to one-twelfth ( 1/12) of the planned annual premium set forth in the specifications page of a Policy is necessary to start a Policy. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount and certain other factors.

  . Under Group Contracts and employer-sponsored programs, the initial premium and subsequent planned premiums generally are remitted by the Contractholder or sponsoring employer on behalf of the Owner at intervals agreed to by the Contractholder or employer.

However, as discussed below, planned premiums need not be paid so long as there is sufficient Cash Surrender Value to keep the Policy in force. Subject to certain limitations, additional premium payments in any amount and at any frequency may be made directly by the Owner. (See "Payment and Allocation of Premiums--Issuance of a Policy--Premiums.")

A Policy will lapse (and terminate without value) when the Cash Surrender Value is not enough to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Death Benefit

Death benefit proceeds are payable to the Beneficiary when the Insured dies or to the Owner, prior to the Insured's death under circumstances described in available riders. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") Two death benefit options are available, as follows:

  . Under the "Level Type" death benefit, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value; and

  . Under the "Increasing Type" death benefit, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value.

So long as a Policy remains in force, the minimum death benefit under either option will be at least equal to the current Face Amount. (See "Policy Benefits--Death Benefit.")

The minimum initial Face Amount is generally $25,000 under the Company's current rules. Executive Program Policies generally have a minimum Face Amount of $100,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. The Owner may generally change the Face Amount (subject to the minimum and maximum amounts applicable to his or her policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

Riders

Additional insurance benefits offered under the Policy by rider may include a children's insurance rider, an accelerated death benefit settlement option rider, an accidental death benefit rider, and a waiver of monthly deductions rider. Some Group Contracts and employer-sponsored insurance programs may not provide each of the additional benefits described above. Generally, Executive Program Policies only have the acceleration of death benefits rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.") We will deduct the cost of these additional insurance benefits from Cash Value as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Cash Value

The Policies provide for a Cash Value equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account (securing Policy Loans). A Policy's Cash Value will reflect premium payments, the investment performance of any selected Divisions of the Separate Account, transfers, any Policy Loans, Loan Account interest rate credited, any partial withdrawals, and the charges imposed in connection with the Policy. (See "Policy Benefits--Cash Value.") There is no minimum guaranteed Cash Value.

Charges and Deductions

Sales Charges. Sales charges may be deducted under a Policy. The sales charges imposed, if any, will consist of a contingent deferred sales charge, which is assessed in the event the Policy is surrendered during the first ten Policy years, or a combination of a front-end charge, which is deducted from premiums paid ("premium expenses charge"), and a contingent deferred sales charge. The amount of the contingent deferred sales charges will depend primarily on commissions paid by the Company in connection with that Policy. The amount of commissions paid by the Company reflects the services rendered by the broker-dealer in enrolling a particular group, the number of employees in the group, and other costs incurred by the broker-dealer. Where a first year commission is paid, the applicable contingent deferred sales charge will be equal to 30 percent of premiums paid during the first Policy Year up to the guideline annual premium for the Policy's initial Face Amount. Where the first year and renewal commissions are zero ("0"), no sales contingent deferred charges will be imposed.

A front-end charge will be imposed on Policies that are deemed to be individual Policies under the Omnibus Budget Reconciliation Act of 1990 ("OBRA"). The additional charge, which is for federal income taxes measured by premiums, is equal to 1% of each premium payment, and compensates the Company for a significantly higher corporate income tax liability resulting from changes made to the Internal Revenue Code by OBRA. If first year commissions are paid and the Policy is deemed individual under OBRA, the contingent deferred sales charge will be reduced to 28% of the premiums paid during the first Policy Year up to the appropriate guideline annual premium; and the premium expense charge will be one percent of all premiums paid. The sales charges applicable to a particular Policy will be set forth in the specifications pages of the Policy.

The contingent deferred sales charge will be assessed against the Cash Value under a Policy upon a surrender, lapse, or decrease in Face Amount during the first ten Policy Years. Assuming that no increases in Face Amount have become effective, the charge will be a percentage of premiums actually paid in the first Policy Year (30%, 28% or 0%) up to the guideline annual premium for the initial Face Amount. The percentage will be set forth in the specifications pages of each Policy. The amount of the charge will decrease each year after the first Policy Year by one-tenth ( 1/10) of the total charge until it reaches zero at the end of ten Policy Years. The timing of premium payments may affect the amount of the charge under a Policy, because the contingent deferred sales charge is based only on premiums actually paid in the first Policy Year.

For any increase in the Face Amount an additional contingent deferred sales charge will be calculated equal to a percentage of premiums associated with the increase up to the guideline premium for the increase. See "Charges and Deductions--Sales Charges", for a discussion of the manner in which premiums are associated with an increase. The percentage charged will be the same as that for the initial Face Amount. The additional charge calculated for the increase will also decrease by one-tenth ( 1/10) of the total charge each year after the first year following the effective date of the increase until it reaches zero after ten years. For any decrease in the initial Face Amount or in an increase in Face Amount during the first ten years such insurance coverage is in force, a charge will be assessed that is proportionate to the charge that would apply to a full surrender of initial Face Amount or increase. The contingent deferred sales charge will apply to a partial withdrawal only if the partial withdrawal decreases the Face Amount. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals," "Policy Benefits--Death Benefit," and "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.")


Premium Tax Charge. We deduct a charge of 2% from all premiums paid to cover state premium taxes. However, a charge of 2( 1/4)% from all premiums paid may be deducted in connection with Executive Programs. (See "Charges and Deductions--Premium Tax Charge.")

Monthly Deduction. We make a monthly deduction from the Policy's Cash Value in the Separate Account. The monthly deduction includes the following:

  . Administrative Charge. We deduct an administrative charge (see the specification pages of the Policy) based on 1) the number of Insureds covered under a Group Contract or other employer-sponsored insurance program, and 2) the amount of administrative services provided by the Company. The charge will not exceed $6.00 per month during the first Policy Year and $3.50 per month during renewal years.

  . Cost of Insurance Charge. We deduct a cost of insurance charge calculated on each Monthly Anniversary. We determine monthly cost of insurance rates based upon expectations as to future mortality experience. For a discussion of the factors affecting the rate class of the Insured and cost of insurance charge, see "Charges and Deductions--Monthly Deduction--Cost of Insurance."


  . Rider Charges. A charge for any additional insurance benefits provided by a rider.


Separate Account Charges

  . Mortality and Expense Risk Charge. We deduct a daily charge not to exceed .0024547% (an annual rate of .90%) of the net assets of each Division for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See "Charges and Deductions--Separate Account Charges.")

  . Federal Taxes. No charges are currently made for federal or state income taxes. (See "Federal Tax Matters.")


  . Annual Expenses of the Funds. The value of the assets of the Divisions will reflect the management fee and other expenses incurred by the Funds. The following table describes the Fund fees and expenses during the time that the Owner owns the Policy. These fees and expenses are shown as a percentage of net assets for the year ended December 31, 2001. The prospectus for each Fund contains more detail concerning a Fund's fees and expenses. (See "The Company, The Separate Account, and The Funds.")




                                                                    Total
                                               Management  Other    Annual
                       Fund                       Fees    Expenses Expenses
     American Funds Insurance Series
        Cash Management Fund                     0.45%     0.01%    0.46%
        High-Income Bond Fund                    0.50%     0.01%    0.51%
        Growth-Income Fund                       0.33%     0.02%    0.35%
        Growth Fund                              0.37%     0.01%    0.38%
        Asset Allocation Fund                    0.43%     0.02%    0.45%
        International Fund                       0.55%     0.06%    0.61%
        Bond Fund                                0.48%     0.01%    0.49%
        Global Growth Fund                       0.66%     0.04%    0.70%
        U.S. Government/
          AAA-Rated Securities Fund              0.46%     0.01%    0.47%
        Global Small Capitalization Fund         0.80%     0.03%    0.83%
        New World Fund                           0.85%     0.06%    0.91%

     Fidelity Variable Insurance Products Fund
        Equity-Income Portfolio(1)               0.48%     0.10%    0.58%
        Index 500 Portfolio(2)                   0.24%     0.11%    0.35%
        Contrafund Portfolio(1)                  0.58%     0.10%    0.68%
        Mid Cap Portfolio(1)                     0.58%     0.11%    0.69%

     MFS Variable Insurance Trust
        MFS Emerging Growth Series(3)            0.75%     0.12%    0.87%
        MFS Total Return Series(3)               0.75%     0.14%    0.89%
        MFS New Discovery Series(3,4)            0.90%     0.19%    1.09%

--------

(1)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Including these reductions, the fund's total expenses were:



                         Equity-Income Portfolio 0.57%
                         Contrafund Portfolio... 0.64%
                         Mid Cap Portfolio...... 0.62%


(2)The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending cost, brokerage commissions and extraordinary expenses) exceed 0.28%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04%, and 0.28% respectively.



(3)Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Annual Expenses would be lower for each series and would equal:


                          Emerging Growth Series 0.86%
                          Total Return Series... 0.88%
                          New Discovery Series.. 1.05%


(4)MFS has contractually agreed, subject to reimbursement, to bear expenses for this series such that the series' "Other Expenses" (after taking into account the expense offset arrangement described above", do not exceed 0.15% of the average daily net assets of the series during the current fiscal year.




The expense information regarding the Funds was provided by those Funds. We have not independently verified this information. We cannot guarantee that the reimbursements provided by certain Funds will continue.

See "Distribution of the Policies" for information on compensation of persons selling the Policy.

Partial Withdrawal Transaction Charge. We deduct a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn on each partial withdrawal of amounts from the Separate Account. Currently, there are no transaction charges imposed for transfers of amounts between Divisions. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See "Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value," "Policy Rights and Privileges--Surrender and Partial Withdrawals--Transfers," and "Charges and Deductions--Partial Withdrawal Transaction Charge.")

Policy Loans

After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. All outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon maturity, or upon surrender. We transfer a portion of the Policy's Cash Value in each Division of the Separate Account to which the loan is allocated to the Loan Account as security for the loan. Therefore, a Policy Loan may have a permanent impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See "Policy Rights and Privileges--Loans,") Loans taken from, or secured by, a Policy may in certain circumstances be treated as taxable distributions from the Policy. Moreover, with certain exceptions, a 10% additional income tax would be imposed on the portion of any loan that is included in income. (See "Federal Tax Matters.")

Surrender and Partial Withdrawals

At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. An Owner may also request a partial withdrawal of the Cash Value of the Policy. A partial withdrawal may reduce the Face Amount and the death benefit payable under the Policy. If Option A is in effect and the death benefit equals the Face Amount, the death benefit will also be reduced by an amount equal to the contingent deferred sales charge deducted, if any. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")

Conversion Right

During the first 24 Policy Months following a Policy's Issue Date, the Owner may convert the Policy to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. The Owner also has a similar right with respect to increases in the Face Amount. (See "Policy Rights and Privileges--Conversion Right to a Fixed Benefit Policy.")

Eligibility Change Conversion

In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed by the Contractholder, the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with the Group Contract, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits which are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Illustrations

Illustrations in Appendix A show how death benefits and Cash Values may vary based on certain hypothetical rate of return assumptions as well as assumptions pertaining to the level of the charges. These rates are not guaranteed. They are illustrative only and do not show past or future performance. If a Policy is surrendered in the early Policy Years, the Cash Value payable will be low compared to premiums accumulated with interest, and consequently the insurance protection provided prior to surrender will be costly.

Policy Tax Compliance

We intend for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code (the "Code"). Assuming that a Policy qualifies as a life insurance contract under the Code, a Policy Owner should not be taxed for receiving value from the Policy, until there is a distribution from the Policy. Also, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.

A Policy may be treated as a "modified endowment contract." If the Policy is a modified endowment contract, it will affect the tax advantages offered under the Policy. (See "Federal Tax Matters.")

Specialized Uses of the Policy

Because the Policy provides for an accumulation of Cash Value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of Divisions to which Cash Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate sufficient Cash Value to fund the purpose for which the Policy was purchased. Partial withdrawals and Policy Loans may significantly affect current and future Cash Value, Cash Surrender Value, or death benefit proceeds. Depending upon Division investment performance and the amount of a Policy Loan, the loan may cause a Policy to lapse. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose a purchaser should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Tax Matters.")

Questions


If you have any questions, you may write or call the Company at the Home
Office: 100 South Brentwood, St. Louis, MO 63105, (314) 862-2211. On or about May 24, 2002, the Home Office's address will be: 190 Carondelet Plaza, St. Louis, Missouri, 63105. The phone number will not change. Unless another location is specified, all notices and requests--in writing, by telephone or facsimile--should be directed to the Home Office.

               THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

The Company


Paragon Life Insurance Company is a stock life insurance company incorporated under the laws of Missouri. We were organized in 1981 as General American Insurance Company and on December 31, 1987, our name was changed. No change in operations or ownership took place in connection with the name change. Our main business is writing individual and group life insurance policies and annuity contracts. As of December 31, 2001, we had assets in excess of $406 million. We are admitted to do business in 49 states and the District of Columbia. Our principal offices are at 100 South Brentwood, St. Louis, Missouri 63105 ("Home Office"). Our Internal Revenue Service Employer Identification Number is 43-1235869. On or about May 24, 2002, our address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105.


We are a wholly-owned subsidiary of General American Life Insurance Company (the "Parent Company"), a Missouri life insurance company. The Parent Company is wholly owned by GenAmerica Corporation, a Missouri general business corporation, which is wholly owned by Metropitan Life Insurance Company, a New York insurance company.

Guarantee. The Parent Company agrees to guarantee that we will have sufficient funds to meet all of our contractual obligations. In the event a Policyholder presents a legitimate claim for payment on a Paragon insurance Policy, the Parent Company will pay such claim directly to the Policyholder if Paragon is unable to make such payment. This guarantee, which does not have a predetermined termination date, can be modified or ended only as to policies not yet issued. The guarantee agreement is binding on the Parent Company, its successor or assignee and shall end only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than the Parent Company's rating. The Parent Company does not intend that this guarantee cover the investment experience or Cash Values of the Policy.

Ratings. We may from time to time publish in advertisements, sales literature, and reports to Owners or Contractholders, the ratings and other information assigned to us by one or more independent rating organizations such as A. M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services or Fitch may be referred to in advertisements or sales literature or in reports to Owners or Contractholders. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

Advertisements. We also may include in advertisements and other literature certain rankings assigned to us by the National Association of Insurance Commissioners ("NAIC"), and our analyses of statistical information produced by the NAIC. These rankings and analyses of statistical information may describe, among other things, our growth, premium income, investment income, capital gains and losses, policy reserves, policy claims, and life insurance in force. Our use of such rankings and statistical information is not an endorsement by the NAIC.

Advertisements and literature prepared by the Company also may include discussions of taxable and tax-deferred investment programs (including comparisons based on selected tax brackets), alternative investment vehicles, and general economic conditions.

The Separate Account

We established Separate Account A (the "Separate Account") as a separate investment account on October 30, 1987 under Missouri law. The Separate Account receives and invests the net premiums paid under the Policies. In addition, the Separate Account receives and invests net premiums for other flexible premium variable life insurance policies we issue.

The Separate Account is divided into Divisions. Each Division will invest in Funds as shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

Although the assets of the Separate Account are the property of the Company, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, these excess assets may be transferred out of the Separate Account and included in the Company's general assets. Before making any such transfers, the Company will consider any possible adverse impact the transfer may have on the Separate Account.

The Separate Account has been registered with the Securities and Exchange Commission ("SEC" or "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the Commission.

The Funds


The Separate Account invests in shares of various management investment companies. These are series-type mutual funds registered with the SEC as open-end, management investment companies. The assets of each management investment company used by the Policies are held separate from the assets of the other management investment companies, and each such company has investment objectives and policies which are generally different from those of the other management investment companies. The income or losses of one management investment company generally have no effect on the investment performance of any other management investment company.


The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following summarizes the investment policies of each Fund under the corresponding management investment company:

American Funds Insurance Series

The Separate Account invests in shares of American Funds Insurance Series (referred to as the "American Series"), a series-type mutual fund registered with the SEC as open-end, diversified management investment company. Only the Funds described in this section of the prospectus are currently available as investment choices of the Policies even though additional funds may be described in the prospectus for the American Series. Capital Research & Management Company is the investment adviser for the American Series.

.. Cash Management Fund

The Fund seeks to provide you an opportunity to earn income on your cash reserves while preserving the value of your investment and maintaining liquidity by investing in a diversified selection of high quality money market instruments. The prices of money market instruments may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest. It is not guaranteed to maintain a stable value of $1 per share.



.. High-Income Bond Fund



  Please note:  This Fund was Formally High-Yield Bond Fund



The Fund seeks to provide you with a high level of current income and secondarily capital appreciation by investing primarily in lower quality debt securities (rated Ba and BB or below by Moody's Investors Services, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality), including those of non-U.S. issuers. The fund may also invest in equity securities and securities that have both equity and debt characteristics that provide an opportunity for capital appreciation. This fund is designed for investors seeking a high level of current income and who are able to tolerate greater credit risk and price flunctuations than funds investing in higher quality bonds.


.. Growth-Income Fund
The Fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The fund may also invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

.. Growth Fund

The Fund seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund may also invest up to 15% of its assets in equity securities of issuers domiciled outside the U.S. and Canada and not included in the Standard & Poor's 500 Composite Index. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


.. Asset Allocation Fund

The Fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The fund may also invest up to 10% of its assets in equity securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index, and up to 5% of its assets in debt securities on non-U.S. issuers. The fund is designed for investors seeking above average total return.


.. International Fund

The Fund seeks to make your investment grow over time by investing primarily in common stocks of companies located outside the United States. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.





.. Bond Fund

The Fund seeks to maximize your level of current income and preserve your capital. Normally, the fund invests at least 80% of its assets in bonds. The fund is designed for investors seeking income and more price stability than stocks, and capital preservation over the long-term.


.. Global Growth Fund

The Fund seeks to make your investment grow over time by investing primarily in common stocks of companies located around the world. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations. -

.. U.S. Government/AAA-Rated Securities Fund

The Fund seeks to provide you with a high level of current income, as well as preserve your investment. Normally, the fund will invest at least 80% of its assets in securities that are guaranteed or sponsored by the U.S. government and securities that are rated Aaa or AAA by Moody's Investors Service Inc. or Standard and Poor's Corporation or unrated but determined to be of equivalent value. This fund is designed for investors seeking income and more price stability than stocks and lower quality debt securities, and capital preservation over the long term. Government and securities that are rated AAA or Aaa by Moody's Investor's Services or Standard & Poor's Corporation or unrated but determined to be of equivalent quality. The fund may also invest a significant portion of its assets insecurities based by pools of mortgages (also called "mortgage-backed" securities).


.. Global Small Capitalization Fund

The Fund seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


.. New World Fund

The Fund seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/markets. The fund is designed for investors seeking capital appreciation through stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially wide price fluctuations.


Fidelity Variable Insurance Products Fund


Variable Insurance Products Fund ("VIP") is an open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional funds may be described in the prospectus for VIP. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the manager of the investment management company.





.. Equity-Income Portfolio


  The Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).





.. Index 500 Portfolio


  The Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.



.. Contrafund Portfolio


  The Portfolio seeks long-term capital appreciation.





.. Mid Cap Portfolio


  The Portfolio seeks long-term growth of capital.


MFS Variable Insurance Trust

The Separate Account invests in shares of MFS Variable Insurance Trust, a series-type mutual fund registered with the SEC as open-end diversified management investment company. Only the Funds described in this section of the Prospectus are currently available as investment choices of the Policies even though additional funds may be described in the Prospectus for MFS Variable Insurance Trust. Massachusetts Financial Services Company is the investment adviser for the MFS Variable Insurance Trust.

.. MFS Emerging Growth Series

  The series, investment objective is long-term growth of capital. The series invests under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities, of emerging growth companies.

.. MFS Total Return Series

  The series' main objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income.


.. MFS New Discovery Series

  The series' investment objective is capital appreciation. The series invests, under normal market conditions, at least 65% of its total assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either early in their life cycle but have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.


There is no assurance that any of the Funds will achieve its stated objective. More detailed information, including a description of risks, is in the prospectus for the Funds, which must accompany or precede this Prospectus and which should be read carefully. Please also refer to the "Annual Expenses of the Funds" information of this Prospectus for a list of the Funds' annual expenses.


An investment in the money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market subaccounts may become extremely low and possibly negative.


Agreements. We have entered into or may enter into arrangements with certain Funds pursuant to which we receive a fee based upon an annual percentage of the average net asset amount invested by us on behalf of the Separate Account and other separate accounts of the Company. These arrangements vary among the Funds and are entered into because of administrative services provided by the Company.

Resolving Material Conflicts. All of the Funds are also available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance products. As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies and of owners of other policies whose cash values are allocated to other separate accounts investing in the Funds. In the event a material conflict arises, the Company will take any necessary steps, including removing the assets of the Separate Account from one or more of the Funds, to resolve the matter.


Addition, Deletion, or Substitution of Investments. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (1) eliminate the shares of any of the Funds and (2) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law, as required.


We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, we may also:

  .  Eliminate or combine one or more Divisions;

  .  Substitute one Division for another Division; or

  . Transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We may make changes in the Policy by appropriate endorsement in the event of a substitution or change. We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

    (a)operated as a management company under the 1940 Act;

    (b)deregistered under that Act in the event such registration is no longer required; or

    (c)combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

                      PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Policy

We will generally issue a Group Contract to employers whose employees and/or their spouses may become Owners (and/or Insureds) under the Group Contract so long as the employee is within the class of employees eligible to be included in the Group Contract. The class(es) of employees covered by a particular Group Contract are set forth in that Group Contract's specifications pages.

The Group Contract will be issued upon receipt of an application for a Group Contract signed by an appropriate officer of the employer and acceptance by us at our Home Office. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for Individual Insurance and submit it to our authorized representative or us at our Home Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

Individual Policies, rather than Certificates, will be issued

    (1)to independent contractors of the employer;

    (2)to persons who wish to continue coverage after a Group Contract has terminated;

    (3)to persons who wish to continue coverage after they no longer are employed by the Group Contractholder;

    (4)if state law restrictions make issuance of a Group Contract impracticable; or

    (5)if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.

Issue Ages. A Policy generally will be issued only to Insureds of Issue Ages 17 through 70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside the Issue Ages or decline to issue Policies to individuals within the Issue Ages.

Employee Eligibility. In order for an employee to be eligible to purchase a Policy, the employee must be actively at work at the time the application for Individual Insurance is signed. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) in the course of such work for the full number of hours and the full rate of pay, as set by the employment practices of the employer. Ordinarily the time worked per week must not be less than 30 hours. However, we reserve the right to waive or modify the "actively at work" requirement at our discretion.

In addition, the Contractholder may require that an employee must be employed by the employer as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We may also allow an individual who is an independent contractor working primarily for the sponsoring employer to be considered an eligible employee. An independent contractor may receive an Individual Policy rather than a Certificate depending upon state law applicable to the contracts. An employee may include a partner in a partnership if the employer is a partnership.

Guaranteed Issue. We will issue the Policy and any children's insurance rider applied for by the employee pursuant to our guaranteed issue procedure. We offer the guaranteed issue procedure only when an employee is given the opportunity to purchase a Policy for the first time. Under this procedure the employee is required to answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program. We may offer guaranteed issue with Executive Programs or Corporate Programs depending upon the number of eligible employees or if other existing insurance coverage is cancelled.

Simplified Underwriting. The employee must submit to a simplified underwriting procedure requiring the employee to respond satisfactorily to certain health questions in the application:

  .  where the Face Amount exceeds the guaranteed issue limits;

  .  where the Policy has been offered previously to the employee;

  . where the guaranteed issue requirements set forth in the application for Individual Insurance are not met; or

  . in connection with certain programs that may be offered without guaranteed issue.

A blood test may be required. This requirement is generally applicable only to Executive Programs Programs.

Simplified underwriting must be followed in connection with the issuance of any children's rider, if the employee is not eligible for guaranteed issue underwriting, or, (even when the employee is eligible) if the child does not satisfy the guaranteed issue requirements set forth in the application for Individual Insurance.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Employee's Spouse. If a Policy is to be issued to a spouse, the appropriate application for Individual Insurance must be supplied. We will subject the spouse to the simplified underwriting procedure described above. Guaranteed issue is not available. We generally do not offer spouse coverage under Executive Program Policies or Corporate Program Policies.

Issue Date. The Issue Date is the effective date for all coverage provided in the original application for Individual Insurance. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. A Policy will not take effect until:

  .  the appropriate application for Individual Insurance is signed;

  .  the initial premium has been paid prior to the Insured's death;

  .  the Insured is eligible for it; and

  . the information in the application is determined to be acceptable to the Company.

Interim Insurance. Interim Insurance in the amount of insurance applied for may be available prior to the issuance of a Policy which is being underwritten on a guaranteed issue basis up to the Guaranteed Issue Amount. If available, interim insurance will start as of the date of the application. Interim insurance ends on the earliest of the following dates:

  .  the date insurance begins on the Policy applied for;

  . the date a Policy other than the Policy applied for is offered to the applicant;

  . the date the Company notifies the applicant that the application for any proposed Insured is declined;

  .  60 days from the date of application; or

termination of employment with the Contractholder or sponsoring employer.

Premiums

The initial premium is due on the Issue Date, and usually will be paid by the Contractholder or employer on behalf of the Owner. The Company requires that the initial premium for a Policy be at least equal to one-twelfth ( 1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount specified for each Policy based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Charges and Deductions.") The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the prmeiums. Premiums will be "received" on a Valuation Date when we receive supporting documentation necessary for us to determine the amount of premium per Policy and the cash premium.


Anti-Money Laundering. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators.


Planned Premium Payments. After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with other employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or employer and us.

The amount of the premiums paid by the sponsoring employer or Contractholder will be equal to the amount authorized by the employee. The Owner may skip planned premium payments. Failure to pay one or more planned premium payments will not always cause the Policy to lapse. The Policy will lapse if the Cash Surrender Value is insufficient to cover the next Monthly Deduction. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

Unscheduled Premiums. In addition to any planned payments made, an Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have Federal income tax consequences. (See "Federal Tax Matters.") As mentioned above, an Owner may also skip planned premium payments. Therefore, unlike conventional insurance policies, a Policy does not obligate the Owner to pay premiums in accordance with a rigid and inflexible premium schedule.

Continuance of Insurance. Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. (See "General Provisions of the Group Contract--Termination.") Provided that there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the

Individual Insurance provided will automatically continue in the event of Group Contract termination. (See "Policy Rights and Privileges--Eligibility Change Conversion.") Individual Insurance will also continue if the employee's employment with the Contractholder or sponsoring employer terminates. In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) will establish a new schedule of planned premiums. The new schedule will have the same planned annual premium, and the payment intervals will be no more frequent than quarterly. In Corporate Programs, there will generally be no change in planned or scheduled premiums upon discontinuing the employment of an Insured.

Premium Limitations. Every premium payment paid must be at least $20. Total premiums paid under a Policy may not exceed the current maximum premium limitations established by federal tax laws in any Policy Year. The maximum premium limitation for a Policy Year is the sum of the premiums paid under the Policy that will not at any time exceed the guideline premium limitations referred to in Section 7702(c) of the Internal Revenue Code of 1986. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of the maximum premiums will be returned directly to the Owner within 60 days of the end of the Policy Year in which payment is received (unless we agree) and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by Federal tax law. See "Federal Tax Matters" for a further explanation of premium limitations.

Section 7702A creates an additional premium limitation, which, if exceeded, can change the tax status of a Policy to that of a "modified endowment contract." A modified endowment contract is a life insurance contract, from which withdrawals are treated (for tax purposes) (1) as a distribution of any taxable income under the contract, and (2) as a distribution of nontaxable investment in the contract. Also, such withdrawals may be subject to a 10% federal income tax penalty. We have adopted administrative steps designed to notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's classification as a modified endowment contract. (See "Federal Tax Matters.")

Allocation of Net Premiums and Cash Value

Net Premiums. The net premium equals:

    (1)the premium paid; less

    (2)the premium expense charge;

    (3)any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy; and

    (4)the premium tax charge. (See "Charges and Deductions--Sales Charges.")


Allocation of Net Premiums. In the application for a Policy, the Owner indicates how net premiums are to be allocated among the Divisions of the Separate Account. Beginning with the initial premium payment, all premiums will be allocated in accordance with the Owner's instructions upon our receipt of the premiums. However, the minimum percentage, of any allocation to a Division is 10 percent of the net premium, and fractional percentages may not be used.


The allocation for future net premiums may be changed without charge at any time by providing notice in writing directly to us. Any change in allocation will take effect immediately upon our receipt of the written notification. No charge is imposed for changing the allocations of future net premiums.

The Policy's Cash Value also may be transferred between the Divisions of the Separate Account. (See "Policy Rights and Privileges--Transfers.")

The value of amounts allocated to the Divisions will vary with the investment performance of the Funds underlying the Divisions. The Owner bears the entire investment risk. Investment performance will affect the

Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

Lapse. Unlike conventional life insurance policies, the failure to make a premium payment following the initial premium payment will not itself cause a Policy to lapse. However, a Policy can lapse even if planned premiums have been paid. Lapse will occur only when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made. (See also "General Provisions of the Group Contract--Grace Period--Termination.") Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. (See "Charges and Deductions.") If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application at any time within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period. Reinstatement is subject to the following conditions:

  . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).

  . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

  . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount of the repaid loan. The Policy cannot be reinstated if it has been surrendered. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.

The effective date of reinstatement will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

                                POLICY BENEFITS

Death Benefit

As long as the Policy remains in force, we will, (upon proof of the Insured's death), pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. Payment of death benefit proceeds will not be affected by termination of the Group Contract, employer-sponsored insurance program or by termination of an employee's employment.

If a rider permitting the accelerated payment of death benefit proceeds has been added to the Policy, the death benefit may be paid in a single sum prior to the death of the Insured and may be less than otherwise would be paid upon the death of the Insured. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

The amount of the death benefit proceeds payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The proceeds may be paid in a single sum or under one or more of the settlement options set forth in the Policy. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Death benefit proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Option B generally will be the only option presented. The death benefit under either option will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.") The minimum Face Amount currently is $25,000. The maximum Face Amount is generally $500,000. However, in connection with a particular Group Contract or employer sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program.

Option A. Under Option A, the death benefit is:

    (1)the current Face Amount of the Policy or, if greater,

    (2)the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage Table below. Under Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Owners who prefer to have favorable investment performance reflected in higher Cash Value for the same Face Amount, rather than increased death benefit, generally should select Option A.

                          APPLICABLE PERCENTAGE TABLE

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                                 40.....    250%
                                 41.....    243
                                 42.....    236
                                 43.....    229
                                 44.....    222
                                 45.....    215
                                 46.....    209
                                 47.....    203
                                 48.....    197
                                 49.....    191
                                 50.....    185
                                 51.....    178
                                 52.....    171
                                 53.....    164
                                 54.....    157
                                 55.....    150
                                 56.....    146
                                 57.....    142
                                 58.....    138
                                 59.....    134
                                 60.....    130

                                         Applicable
                            Attained Age Percentage
                            ------------ ----------
                            61..........    128%
                            62..........    126
                            63..........    124
                            64..........    122
                            65..........    120
                            66..........    119
                            67..........    118
                            68..........    117
                            69..........    116
                            70..........    115
                            71..........    113
                            72..........    111
                            73..........    109
                            74..........    107
                            75 to 90....    105
                            91..........    104
                            92..........    103
                            93..........    102
                            94..........    101
                            95 or older.    100

The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

Option B. Under Option B, the death benefit is equal to:

    (1)the current Face Amount plus the Cash Value of the Policy or, if greater,

    (2)the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. All other factors equal, for the same premium dollar, Option B provides lower initial Face Amount resulting in earlier cash accumulation.

Change in Death Benefit Option. After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

If the death benefit option is changed from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change less the Cash Value on the effective date of the change. Satisfactory evidence of insurability must be submitted directly to us with a request for a change from Option A to Option B. This change may not be made if it would result in a Face Amount of less than $25,000.

If the death benefit option is changed from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change plus the Cash Value on the effective date of change.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from death benefit Option B to Option A. Changing from Option A to Option B, however, will result in a decrease in the Face Amount which may, in turn, result in a contingent deferred sales charge. This contingent deferred sales charge will be assessed on the decrease in Face Amount in the same manner as it would be assessed on a requested decrease in Face Amount. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.")

No change in death benefit option will be permitted that results in the death benefit under a Policy being included in gross income because the federal tax law requirements are not satisfied. (See "Federal Tax Matters.")

Change in Face Amount. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. A written request for a change in the Face Amount must be sent directly to us. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See "Charges and Deductions--Monthly Deduction--Cost of Insurance.") In addition, a change in Face Amount may have federal income tax consequences. (See "Federal Tax Matters.")

Face Amount Decreases. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see "Payment and Allocation of Premiums"), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet those requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

    (1)The Face Amount provided by the most recent increase;

    (2)The next most recent increases successively; and

    (3)The initial Face Amount.


This order of reduction will be used to determine the amount of subsequent cost of insurance charges (see "Charges and Deductions--Monthly Deduction--Cost of Insurance"), and whether and in what amount a contingent deferred sales charge will be deducted. If the decrease in Face Amount is made against coverage that has been in effect for less than ten years and if the Policy provides for a contingent deferred sales charge, then such charge will be assessed against all Divisions proportionately. (See "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.")



Face Amount Increases. For an increase in the Face Amount, we require that satisfactory evidence of insurability be submitted. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Home Office of the satisfactory evidence of insurability. In addition, the Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000. The Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. (See "Charges and Deductions--Monthly Deduction.") An increase in the Face Amount may result in certain additional charges. (See "Charges and Deductions.")


Cancellation of an Increase. An increase in Face Amount may be cancelled within the later of:

  . 20 days from the date the Owner received the new Policy specifications page for the increase;

  .  within 10 days of mailing the right to cancellation notice to the Owner; or

  .  within 45 days after the application for an increase was signed.

Upon cancellation, any additional charges, which would not have been assessed without the increase, will be refunded to the Owner if requested. If a request for a refund is not made, the charges will be restored to the Policy's Cash Value and allocated to Divisions in the same manner as they were deducted. Any contingent deferred sales charge will also be reduced to the amount that would have been in effect absent the increase. Premiums paid following an increase in Face Amount and prior to the time the right to cancel the increase expires will become part of the Policy's Cash Value and will not be subject to refund. (See "Policy Rights and Privileges--Right to Examine Policy.")

Methods of Affecting Insurance Protection. An Owner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in several ways as insurance needs change. Examples include increasing or decreasing the Face Amount, changing the level of premium payments, and, to a lesser extent, making partial withdrawals from the Policy. Although the consequences of each of these methods will depend upon the individual circumstances, they may be generally summarized as follows:

    (a)A decrease in the Face Amount will, subject to the applicable percentage limitations (see "Policy Benefits--Death Benefit"), decrease the pure insurance protection and the cost of insurance charges under the Policy without reducing the Cash Value.

    (b)An increase in the Face Amount may increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable percentage limitation. If the insurance protection is increased, the Policy charges generally will increase as well.

    (c)An increased level of premium payments will reduce the pure insurance protection if Option A is in effect. However, when the applicable percentage of Cash Value exceeds either the Face Amount (if Option A is in effect) or the Cash Value plus the Face Amount (if Option B is in effect), increased premium payments will increase the pure insurance protection. Increased premiums should also increase the amount of funds available to keep the Policy in force.

    (d)A reduced level of premium payments generally will increase the amount of pure insurance protection, depending on the applicable percentage limitations. If the reduced level of premium payments is insufficient to cover monthly deductions or to offset negative investment performance, Cash Value may also decrease, which in turn will increase the possibility that the Policy will lapse. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

    (e)A partial withdrawal will reduce the death benefit. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") However, it only affects the amount of pure insurance protection and cost of insurance charges if the death benefit before or after the withdrawal is based on the applicable percentage of Cash Value, because otherwise the decrease in the death benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial withdrawal is to withdraw Cash Value.


Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive all documentation required at our Home Office. Payment may, however, be postponed in certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") The Owner may decide the form in which the proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the death benefit proceeds to be paid in a single sum or under one or more of the optional methods of settlement described below. The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See "General Matters Relating to the Policy--Additional Insurance Benefits," and "Charges and Deductions.")


When no election for an optional method of settlement is in force when the Insured dies, the Beneficiary may select one or more of the optional methods of settlement at any time before death benefit proceeds are paid. (See "Policy Rights and Privileges--Payment of Policy Benefits.")

An election or change of method of settlement must be in writing. A change in Beneficiary revokes any previous settlement election. Once payments have begun, the settlement option may not be changed.

Cash Value

The Cash Value of the Policy is equal to the total of the Policy's Cash Value in the Separate Account and the Loan Account. The Policy's Cash Value in the Separate Account will reflect:

  .  the investment performance of the chosen Divisions;

  .  the frequency and amount of net premiums paid;

  .  transfers;

  .  partial withdrawals;

  .  Policy Loans;

  .  Loan account interest rate credited; and

  .  the charges assessed in connection with the Policy.

An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See "Policy Rights and Privileges--Surrender and Partial Withdrawals.") There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on a daily basis. On the Investment Start Date, the Cash Value in a Division will equal the portion of any net premium allocated to the Division, reduced by the portion of the monthly deductions due from the Issue Date through the Investment Start Date allocated to that Division. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See "Payment and Allocation of Premiums.") Thereafter, on each Valuation Date, the Cash Value in a Division will equal:

    (1)The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

    (2)Any net premium payments received during the current Valuation Period which are allocated to the Division; plus

    (3)Any loan repayments allocated to the Division during the current Valuation Period; plus

    (4)Any amounts transferred to the Division from another Division during the current Valuation Period; plus

    (5)That portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; minus

    (6)Any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus transfer charges if any; minus

    (7)Any partial withdrawals plus any partial withdrawal transaction charge, from the Division during the current Valuation Period; minus

    (8)Any contingent deferred sales charges incurred during the current Valuation Period in connection with a partial withdrawal or decrease in Face Amount allocated to the Division; minus

    (9)If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See "Charges and Deductions.")

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

    (1)The value of the assets at the end of the preceding Valuation Period;
       plus

    (2)The investment income and capital gains--realized or unrealized--credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

    (3)The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

    (4)Any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

    (5)A charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks; divided by

    (6)The value of the assets at the end of the preceding Valuation Period.

The Company may use an equivalent method to determine Cash Value in each Division on each Valuation Date in lieu of the Net Investment Factor method. This method directly determines the units of Cash Value in each Division and the corresponding unit value. Unit value is obtained as follows:

    (1)The value of assets in a Division are obtained by multiplying shares outstanding by the net asset value as of the Valuation Date; minus

    (2)A reduction based upon a charge not to exceed .0024547% of the net assets for each day in the Valuation Period is made (This corresponds to 0.90% per year for mortality and expense risk charge); divided by

    (3)Aggregate units outstanding in the Division at the end of the preceding Valuation Period.

                         POLICY RIGHTS AND PRIVILEGES

Exercising Rights and Privileges Under the Policies


Owners of Policies issued under a Group Contract may exercise their rights and privileges under the Policies (i.e., make transfers, change premium allocations, borrow, etc.) by directly notifying us in writing at our Home Office. In addition and with some restrictions, an Owner currently may request transfers, surrenders or partial withdrawals and Policy loans by facsimile or through electronic media. We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. We will send all reports and other notices described herein or in the Policy directly to the Owner.



We cannot guarantee that facsimile or online transactions or telephone inquiries will always be possible. For example, our home office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under the circumstances. Outages or slowdowns may prevent or delay our receipt of your request.



In addition, you should protect your personal identification number ("PIN") because self-service options will be available to your agent of record and to anyone who provides your PIN when using automated telephone or online systems. We are not able to verify that the person providing your PIN and giving us instructions via an automated telephone or online system is you or is authorized to act on your behalf.


Loans


Loan Privileges. After the first Policy Anniversary, the Owner may, by facsimile or written or online request directly to us, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b) minus (c) where


  . (a) is 85 percent of the Cash Value of the Policy on the date the Policy Loan is requested;

  .  (b) is the amount of any outstanding Indebtedness; and

  .  (c) is any contingent deferred sales charges.

Loan interest is due and payable in arrears on each Policy Anniversary or on a pro rata basis for such shorter period as the loan may exist. The minimum amount that may be borrowed is $100. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Home Office, although payments may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.")

When a Policy Loan is made, Cash Value equal to the amount of the loan and loan interest due will be transferred to the Loan Account as security for the loan. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account in the same proportion that the Policy's Cash Value in each Division bears to the Policy's total Cash Value (not including the Cash Value in the Loan Account) at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions.

Loan Account Interest Rate Credited. Cash Value transferred to the Loan Account to secure a Policy Loan will accrue interest daily at an annual rate not less than 5%. The rate is declared by action of our management as authorized by our Board of Directors. The Loan Account interest credited will be transferred to the Divisions: (1) each Policy Anniversary; (2) when a new loan is made; (3) when a loan is partially or fully repaid; and (4) when an amount is needed to meet a monthly deduction.

Interest Rate Charged for Policy Loans. The interest rate charged will be at an annual rate of 8%. Interest charged will be due and payable annually in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, an amount of Cash Value equal to that which is due will be transferred to the Loan Account. (See "Policy Rights and Privileges Loans--Effect of Policy Loans.") The amount transferred will be deducted from the Divisions in the same proportion that the portion of the Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account.)

Effect of Policy Loans. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "Federal Tax Matters.")

Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher.

In addition, if the Indebtedness exceeds the Cash Value on any Monthly Anniversary, the Policy may lapse, subject to a grace period. (See "Charges and Deductions.") A sufficient payment must be made within the later of:

    (1)the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value; or

    (2)31 days after notice that the Policy will terminate without a sufficient payment has been mailed.

If a sufficient payment is not received, the Policy will lapse and terminate without value. A lapsed Policy may later be reinstated. (See "Payment and Allocation of Premiums--Policy Lapse and Reinstatement.")

All outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in effect. All repayments should be made directly to us. Amounts paid while a

Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions in the same proportion that Cash Value in the Loan Account bears to the Cash Value in each Loan Subaccount. A Loan Subaccount exists for each Division. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect their origin.

Surrender and Partial Withdrawals


During the lifetime of the Insured and while a Policy is in force, the Owner may surrender, the Policy by sending a facsimile or written request to us at our Home Office. The Owner may make a partial withdrawal from the policy by sending a facsimile or written or online request to us. Any restrictions are described below. The amount available upon surrender is the Cash Surrender Value (described below) at the end of the Valuation Period during which the surrender request is received by us. Amounts payable upon surrender or a partial withdrawal ordinarily will be paid within seven days of receipt of the written request. (See "General Matters Relating to the Policy--Postponement of Payments.") Surrenders and partial withdrawals may have federal income tax consequences. (See "Federal Tax Matters.")



Surrender. To effect a surrender, the Policy must be returned to us at our Home Office along with the request, or the request must be accompanied by a completed affidavit of lost Policy. Upon request, we can provide a lost Policy Certificate. Upon surrender, we will pay the Cash Surrender Value to the Owner. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness and contingent deferred sales charge. (See "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge.") Surrender proceeds will be paid in a single sum. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender.


Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account. The minimum amount of a partial withdrawal, net of any transaction charges and any applicable contingent deferred sales charges, is $500. The minimum amount that can be withdrawn from a Division is $50, or the Policy's Cash Value in a Division, if smaller. The maximum amount that may be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge is equal to the lesser of $25 or 2% of the amount withdrawn. The Owner may allocate the amount withdrawn, subject to the above conditions, among the Divisions. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions in the same proportion that the Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account) on the date the request for the partial withdrawal is received.


A contingent deferred sales charge may be imposed on a partial withdrawal if the partial withdrawal results in a decrease in the Face Amount and if the decrease is made against coverage that has been in effect for less than ten years. A partial withdrawal will decrease the Face Amount in two situations. First, if the death benefit Option A is in effect and the death benefit equals the Face Amount then the partial withdrawal will decrease the Face Amount, and, thus, the death benefit by an amount equal to the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge. Second, if the death benefit equals a percentage of Cash Value (whether Option A or Option B is in effect), then a partial withdrawal will decrease the Face Amount by the amount that the partial withdrawal plus the partial withdrawal transaction charge and any applicable contingent deferred sales charge exceeds the difference between the death benefit and the Face Amount. The death benefit also will be reduced in this circumstance. If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, the partial withdrawal will not reduce the Face Amount, but it will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal plus the partial withdrawal transaction charge. In this last situation, no contingent deferred sales charge will be deducted.

The Face Amount will be decreased in the following order: (1) the Face Amount at issue; and (2) any increases in the same order in which they were issued. The amount of any contingent deferred sales charge deducted will be that which is in effect for the Face Amount at issue or the increase being decreased. Where the decrease causes a partial reduction in an increase or the Face Amount at issue, a proportionate share of the contingent deferred sales charge for that increase or the Face Amount at issue will be deducted. This charge is described in more detail under "Charges and Deductions--Sales Charges--Contingent Deferred Sales Charge."

Generally, the partial withdrawal transaction charge and any contingent deferred sales charge imposed in connection with a partial withdrawal will be allocated among the Divisions in the same proportion as the partial withdrawal is allocated. If, following a partial withdrawal, insufficient funds remain in a Division to pay the partial withdrawal transaction charge and any contingent deferred sales charges allocated to a Division, the unpaid charges will be allocated equally among the remaining Divisions. In addition, an Owner may request that the partial withdrawal transaction charge and any contingent deferred sales charges applicable to an amount withdrawn from a Division be paid from the Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any contingent deferred sales charges that would be payable upon the surrender of the remaining Cash Value immediately following the partial withdrawal.

The Face Amount remaining in force after a partial withdrawal may not be less than $25,000. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be approved.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See "Policy Benefits--Death Benefit--Methods of Affecting Insurance Protection.")

Transfers


Under the Company's current rules, a Policy's Cash Value, (not including amounts credited to the Loan Account,) may be transferred among the Divisions available with the Policy. Requests for transfers must be made directly to us in writing or by facsimile or electronic media and may be made once each Policy Month. Transfers must be in amounts of at least $250 or, if smaller, the Policy's Cash Value in a Division. We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.



All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $250 or the entire Cash Value in a Division. Where a single transfer request calls for more then one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.




Although we currently intend to continue to permit transfers for the foreseeable future, the Policy provides that we may modify the transfer privilege, by changing the minimum amount transferable, by altering the frequency of transfers, by imposing a transfer charge, by prohibiting transfers, or in such other manner as we may determine.



Right to Examine Policy


The Owner may cancel a Policy within 20 days of receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.



To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

As noted above, a request for an increase in Face Amount (see "Policy Benefits--Death Benefit") also may be cancelled. The request for cancellation must be made within the latest of:

  . 20 days from the date the Owner received the new Policy specifications pages for the increase;

  .  10 days of mailing the right to cancellation notice to the Owner; or

  .  45 days after the Owner signed the application for the increase.

Upon cancellation of an increase, the Owner may request that we refund the amount of the additional charges deducted in connection with the increase. This amount will equal the amount by which the monthly deductions since the increase went into effect exceeded the monthly deductions which would have been made absent the increase. (See "Charges and Deductions--Monthly Deduction.") If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. This amount will be allocated among the Divisions in the same manner as it was deducted. The contingent deferred sales charge also will be reduced to the amount that would have been in effect absent the increase (see "Charges and Deductions--Sales Charges --Contingent Deferred Sales Charge.")

Conversion Right to a Fixed Benefit Policy

Once during the first 24 Policy Months following the Issue Date of the Policy, the Owner may, upon written request, convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. In the event a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. (See "Policy Rights and Privileges--Eligibility Change Conversion.") No evidence of insurability will be required when this right is exercised. However, we will require that the Policy be in force and that the Owner repay any existing Indebtedness. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Eligibility Change Conversion

If an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends due to its termination or due to the termination of the employee's employment, the Insured's coverage will continue unless the Policy is no longer in force. Even if the Policy is not in force due to lapse, the right to reinstate and thus to convert a lapsed Policy will not be affected by the change in the employee's eligibility during the reinstatement period.

If a Certificate was issued under the Group Contract, the Certificate will be amended automatically so that it will continue in force as an Individual Policy. The rights, benefits, and guaranteed charges will not be altered by this amendment. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If, at the time the conversion occurs, the Policy is in a grace period (see "Payment and Allocation of Premiums--Policy Lapse and Reinstatement"), any premium necessary to prevent the Policy from lapsing must be paid us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")

If an Individual Policy was issued under the Group Contract or other employer-sponsored insurance program including a Corporate Program or Executive Program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.

When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. If a Certificate was originally issued to the employee's spouse, the Certificate will be amended automatically as described above. If an Individual Policy was originally issued, the Individual Policy will continue as described above. In addition, if an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

Payment of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. (See "Policy Rights and Privileges--Payment of Policy Benefits.") Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. (See "General Matters Relating to the Policy--Postponement of Payments.") A Policy will mature if and when the Insured reaches Attained Age 95.

Payment of Policy Benefits


A lump sum payment will be made. Provisions for settlement of proceeds different from a lump sum payment may only be made upon our written agreement.


Settlement Options. We may offer settlement options that apply to the payment of death benefit proceeds, as well as to benefits payable at maturity. Once a settlement option is in effect, there will no longer be value in the Separate Account.

Accelerated Death Benefits. We offer certain riders which permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

                            CHARGES AND DEDUCTIONS

We will deduct charges in connection with the Policies to compensate us for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policies. We may realize a profit on one or more of these charges. We may use any such profit for any corporate purpose, including, among other things, payments of sales and distribution expenses.

Sales Charges

Sales charges may be assessed under the Policies. The sales charge, if any, will be a deferred charge ("contingent deferred sales charge"), or a combination of a front-end charge ("premium expense charge") and a contingent deferred sales charge. Whether a premium expense charge will be deducted depends on whether a Policy is deemed to be an individual contract under OBRA. The amount of the contingent deferred sales charge will depend primarily on the first year commissions paid to the broker-dealers distributing the Policies and the determination of contract type under OBRA. The contingent deferred sales loads applicable to a particular Policy will depend on the commission rates agreed to by the contractholder or employer and the broker-dealer. The rates typically reflect the services rendered by the broker-dealer. There are four possible combinations of first year commissions and contract categories for federal tax purposes under OBRA and four corresponding sales charge configurations which are set forth in the Schedule of Sales Charges below. No other charges or combination of charges are permitted.

                           SCHEDULE OF SALES CHARGES

                                                     Sales
                                           OBRA     Charges
                                         Contract  ---------
                    1st Year Commission  Category  CDSL1 PE2
                    ------------------- ---------- ----- ---
                            0%.........   Group     0%   0%
                            0%......... Individual  0%   1%
                            15%........   Group     30%  0%
                            14%........ Individual  28%  1%

--------
   1 Contingent deferred sales charges (percentage of first year premiums). 2 Premium expense charge (percentage of each premium paid).

The sales charge will not change in the event that an Insured is no longer eligible under a Group contract or employer-sponsored insurance program, but continues coverage on an individual basis.

As the foregoing schedule indicates the total sales charges imposed on premiums paid during the first Policy Year following the Issue Date will not exceed 30% of the premiums actually paid up to the guideline annual premium for the Face Amount at issue of a particular Policy. Likewise, the total sales charge on premiums associated with an increase paid during the first 12 policy Months after the effective date of the increase will not exceed 30% of premiums paid up to the guideline annual premium for the increase. In no event will the total sales charges on premiums paid up to 20 times the guideline annual premium for the increase of Face Amount at issue exceed 9% of those premiums.

The guideline annual premium depends upon the Insured's Attained Age (on the Issue Date or on the effective date of requested increase). The guideline annual premium will be fixed an determined on the Issue Date or the effective date of any requested increase in Face Amount and will be set forth in the Policy's specifications pages and in the new specifications pages issued upon an increase.


Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of premiums associated with the increase. In general, the premiums associated with the increase will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase, before any deductions are made, plus a proportionate share of any premium payments actually made on or after the effective date of the increase. This means that, in effect a portion of the existing Cash Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Value and subsequent premium payments associated with the increase will be based on the relative guideline annual premium payments for the increase and for the Policy's initial Face Amount.


Premium Expense Charge. Prior to allocation of net premiums among the divisions premium payments will be reduced by premium expense charge equal to a percentage of each premium paid as set forth on the specifications pages of the Policy. The charge will either be ("0") or 1% of the premium depending on whether the Policy is determined to be a group or individual contract under OBRA.

In addition, as a result of OBRA, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten-year period rather than currently deducting such expenses. A higher capitalization expense applies to the deferred acquisition expenses of Policies that are deemed to be individual contracts under OBRA and will result in a significantly higher corporate income tax liability for the Company in early Policy Years. Thus, under Policies that are deemed to be individual contracts under OBRA, we make an additional charge of 1% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such a Policy. Among other possible employer-sponsored programs, Corporate Program Policies are deemed to be individual contracts.

The net premium payment is calculated as the premium payment less:

  .  the premium expense charge less;

  . any charge to compensate the Company for anticipated higher corporate income taxes resulting from the sale of a Policy; and

  .  the premium tax charge (described below).

Contingent Deferred Sales Charge. During the first ten Policy Years, we may assess a charge upon surrender or lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. The amount of the charge will depend on a number of factors, including:

  .  the commission rate paid to the broker-dealer distributing the Policy,

  . the allocation of the total sales load between the premium expense charge, and the contingent deferred sales charges as seen in the chart above,

  .  whether the event is a full surrender or lapse or a decrease in Face
     Amount,

  .  the amount of premiums received by the company, and

  .  the Policy Year in which the surrender or other event takes place.

As seen in the in the above Schedule of Charges, if no commissions are paid, no contingent deferred sales charge will be charged.

If a contingent deferred sales charge is calculated for a Policy, we will also calculate an additional charge for each increase in Face Amount. The additional charge will be charge upon surrender, lapse, or decrease in Face Amount following the increase. The additional charge will apply for the first ten years following the effective date of the increase in Face Amount and will depend on factors similar to those affecting the amount of the basic contingent deferred sales charge.


Calculation of charge. The contingent deferred sales charge is calculated separately for the initial Face Amount and for any increase in Face Amount. Assuming no increases in Face Amount have yet become effective, if a Policy with a contingent deferred sales charge is surrendered, the charge will be equal to a percentage of premiums paid during the first Policy Year up to the guideline annual premium for the initial Face Amount. The percentage, either 30% or 28% of premiums actually paid during the first Policy Year, will be set forth in the Policy's specifications pages. The amount of the charge will decrease each year after the first Policy Year by 1/10 of the total charge until it reaches zero at the end of ten Policy Years (see table below).



If an increase in Face Amount has gone into effect and the Policy is surrendered within the first 12 Policy Months after the effective date of increase, the additional charge, if any, associated with the increase will equal a percentage of premiums associated with the increase which are received within the 12 Policy Months of the increase, up to the guideline premium for the increase. The percentage charged will be the same as that for the initial Face Amount and will be set forth in the specifications pages issued in connection with the increase The charge applicable to an increase in Face Amount will decrease by 1/10 of the total charge each year after the first year that the increase is in effect until it reaches zero at the end of ten year, as shown below.

The timing of premium payments may affect the amount of the contingent deferred sales charge under a Policy, as the charge is based only on premiums actually paid in the first Policy Year or in the first 12 Policy Months after an increase in Face Amount.


               Contingent Deferred Sales Charge Percentage Table

                                        Percentage of
                                          the CDSL
                           Policy Year1   payable:
                           ------------ -------------
                           1...........     100%
                           2...........      90%
                           3...........      80%
                           4...........      70%
                           5...........      60%
                           6...........      50%
                           7...........      40%
                           8...........      30%
                           9...........      20%
                           10..........      10%
                           11 and later       0%

--------
 1For requested increases, years are measured from the effective date of the increase.

Charge for Decreases. If there had been no prior requested increase in Face Amount, the amount of the contingent deferred sales charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face Amount before the decrease and multiplying the result by the charge.

If there had been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See "Policy Rights and Privileges surrender and Partial Withdrawals", and "Policy Benefits Death Benefit Change in Face Amount.") Where the decrease causes a partial reduction in an increase or in the initial Face Amount a proportionate share of the contingent deferred sales charge for that increase or the initial Face Amount will be deducted.

Premium Tax Charge


Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from jurisdiction to jurisdiction, but the premium tax charge assessed under the Policy will not vary with the state of residence of the [Owner/Insured]. To cover these premium taxes, premium payments will be reduced by a premium tax charge of 2% from all Policies. However, we may charge 2 1/4 percent for premium taxes on premiums paid in connection with Policies issued under an Executive Program.


Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("monthly deduction") to compensate us for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be deducted on the Investment Start Date and on each succeeding Monthly Anniversary. It will be allocated among each Division in the same proportion that a Policy's Cash Value in each Division bears to the total Cash Value of the Policy (not including the Cash Value in the Loan Account,) on the date the deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

Monthly Administrative Charge. We are responsible for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. We assess a monthly administration charge from each Policy. The amount of this charge is set forth in the specifications pages of the Policy and depends on the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program. The following table sets forth the range of monthly administrative charges under the Policy:

                                         First Subsequent
                      Eligible Employees Year    Years
                      ------------------ ----- ----------
                           250-499...... $5.00   $2.50
                           500-999...... $4.75   $2.25
                           1000+........ $4.50   $2.00

For Group Contracts or other employer-sponsored insurance programs (1) with fewer than 250 eligible employees, (2) with additional administrative costs, or
(3) that are offered as Executive Programs or Corporate Programs, the monthly administrative charge may be higher, but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years.

These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the above schedule for that Group Contract or other employer-sponsored insurance program. The amount of the administrative charge applicable to a particular Policy will be set forth in specifications pages for that Policy.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the next Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any increases in Face Amount. We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

Cost of Insurance Rates. The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. We will determine the current cost of insurance rates based on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will be based on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.

The current cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). The guaranteed rates are higher than 100% of the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the insured is not required to submit to a medical or paramedical examination. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table. Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 1980 CSO Table.)

Net Amount at Risk. The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741), less (b) the Cash Value at the beginning of the Policy Month. Dividing the death benefit by 1.0040741 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%.

The net amount at risk may be affected by changes in the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess Cash Value a part of each increase in order, starting with the first increase. If Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

Because the calculation of the net amount at risk is different under Option A and Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See "Policy Benefits--Death Benefit," and "Policy Rights and Privileges--Surrender and Partial Withdrawals.")

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See "General Matters Relating to the Policy--Additional Insurance Benefits.")

Partial Withdrawal Transaction Charge

A transaction charge which is the lesser of $25 or 2% of the amount withdrawn will be assessed on each partial withdrawal, to cover administrative costs incurred in processing the partial withdrawal.

Separate Account Charges

Mortality and Expense Risk Charge. The Company will deduct a daily charge from the Separate Account at the rate not to exceed .0024547% of the net assets of each Division of the Separate Account. This equals an annual rate of .90% of those net assets. This deduction is guaranteed not to increase for the duration of the Policy. We may realize a profit from this charge and may use this profit to finance distribution expenses.

The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Federal Taxes. Currently no charge is made to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may make such a charge in the future. Charges for other taxes incurred by the Account may also be made. (See "Federal Tax Matters.")

Expenses of the Funds. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the Funds. (See "Summary of the Policy Separate Account Charges--Annual Expenses of the Funds" and "The Company, the Separate Accounts and The Funds--The Funds.")

                    GENERAL MATTERS RELATING TO THE POLICY

Postponement of Payments

Payment of any amount due from the Separate Account because of surrender, partial withdrawals, election of an accelerated death benefit under a rider, death of the Insured, or the Maturity Date, as well as payments of a Policy loan and transfers, may be postponed whenever:

    (1)the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

    (2)the SEC by order permits postponement for the protection of Owners; or

    (3)an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.


Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators.




The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract. All statements made by the Insured in the application are considered representations and not warranties, except in the case of fraud. Only statements in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be approved in writing by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

Control of Policy

The Insured will be the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. After the Maturity Date, the Owner cannot change the payee nor the mode of payment, unless otherwise provided in the Policy. Any person whose rights of ownership depend upon some future event will not possess any present rights of ownership. If there is more than one Owner at a given time, all must exercise the rights of ownership. If the Owner should die, and the Owner is not the Insured, the Owner's interest will go to his or her estate unless otherwise provided.

Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. The Company may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received by us. We will not be liable for any payment made or action taken before we receive the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences.

Policy Changes

We reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income due to not satisfying the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws.

Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process.

Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount or addition of a rider after the Issue Date is incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, except for nonpayment of premiums, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

Assignment

We will be bound by an assignment of a Policy only if: (a) it is in writing;
(b) the original instrument or a certified copy is filed with us at our Home Office; and (c) we send an acknowledged copy to the Owner. We are not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequenses.


Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide at the time of application for the Policy or any increase in Face Amount.

Misstatement of Age and Corrections

If the age of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age.

Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. However, some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. Certain riders may not be available in all states. In addition, should it be determined that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "Charges and Deductions--Monthly Deduction.")

Waiver of Monthly Deductions Rider. Provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by us that death resulted directly from accidental injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred before the Policy Anniversary nearest age 70 of the Insured.


Children's Life Insurance Rider. Provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof at our Home Office of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

Spouse's Life Insurance Rider. Provides the term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, at the time the application is signed the spouse must provide evidence of insurability. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the spouse. Upon receipt of proof at our Home Office of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, there is a limited 60-day continuation and exchange period during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from the actual Policy issued on an employees' spouse in that the rider only provides term insurance on the life of the spouse and thus will not provide for the accumulation of its own cash value.



HIV Acceleration of Death Benefits Rider. Provides for the Owner's election of an accelerated payment, prior to the death of the Insured upon receipt at our Home Office of satisfactory evidence that the Insured has tested seropositive for the human immunodeficiency virus ("HIV") after both the Policy and rider are issued. We will pay the Policy's death benefit (less any Indebtedness and any term insurance added by riders), calculated on the date that we receive at our Home Office satisfactory evidence that the Insured has tested seropositive for HIV, reduced by a $100 administrative processing fee. We will pay the accelerated benefit to the Owner in a single payment in full settlement of the obligations under the Policy. The rider may be added to the Policy only after the Insured satisfactorily meets certain underwriting requirements which will generally include a negative HIV test result to a blood or other screening test acceptable to us.


The federal income tax consequences associated with (i) adding the HIV Acceleration of Death Benefit Rider or (ii) receiving the benefit provided under the rider are uncertain. Accordingly, we urge you to consult a tax advisor about such consequences before adding the HIV Acceleration of Death Benefit Rider to your Policy or requesting a benefit under the rider.

Accelerated Death Benefit Settlement Option Rider. Provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured (1) has a life expectancy of 12 months or less or (2) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit.

The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (1) or (2), above, (less any Indebtedness and any term insurance added by other riders) plus the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement, is 0.70.


The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax advisor about the consequences of adding this Rider to a Policy or requesting an accelerated death benefit payment under this Rider.



Maturity Date Endorsement. This endorsement provides a change in the maturity date to the date of death of the Insured, provided the Policy remains in force to that date with sufficient Cash Surrender Value. The guaranteed cost of insurance rate for the last Policy Year in the Policy shall apply for all later Policy Years. (See Federal Tax Matters.)

Records and Reports

We will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent without comment periodic reports for the Funds and a list of the portfolio securities held in each Fund. Receipt of premium payments directly from the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by us for a nominal fee.


State Variations



Certain provisions of the Policy may differ from the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations. Any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that may be applicable in your state.


                         DISTRIBUTION OF THE POLICIES


Walnut Street Securities, Inc. ("Walnut Street") acts as principal underwriter of the Policies pursuant to an Underwriting Agreement with the Company. Walnut Street is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Financial Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers (NASD) and the Securities Investor Protection Corporation (SIPC). Walnut Street's Internal Revenue Service employer identification No. is 43-1333368. It is a Missouri corporation formed May 4, 1984. Walnut Street's address is 400 South Fourth Street, Suite 1000, St. Louis, MO. 63102.



On or about July 1, 2002, General American Distributors ("GAD"), member NASD and SIPC, will become the principal underwriter and distributor of the Policies pursuant to an Underwriting Agreement with us. GAD is a wholly-owned subsidiary of GenAmerica Financial Corporation, a Missouri general business corporation, which is also a parent company of the Company. GenAmerica Corporation is wholly owned by Metropolitan Life Insurance Company, a New York insurance company. GAD's Internal Revenue Service employer identification No. is 43-1906210. It is a Missouri corporation formed October 3, 2000. General American Distributor's address is: 700 Market Street, St. Louis, Missouri 63101.



The Policies will be sold by broker-dealers who have entered into written sales agreements with the principal underwriter. Sales of the Policies may take place in all states (except New York) and the District of Columbia.



Broker-dealers will receive commissions based upon a commission schedule in the sales agreement with the Company and the principal underwriter. Broker-dealers compensate their registered representative agents. First-year commissions are based on a percentage of first-year premiums. The first-year commissions are either zero ("0,") 14, or 15 percent. Renewal Commissions are not paid. In addition, compensation may be paid to representatives of MetLife for referrals and other consultants for services rendered.


                   GENERAL PROVISIONS OF THE GROUP CONTRACT

Issuance

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer and acceptance by a duly authorized officer of the Company at its Home Office.

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

Premium Payments

The Contractholder will give planned premium payments for Insureds of the Contractholder or an Associated Company in an amount authorized by the employee to be deducted from his wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Prior to each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

Grace Period

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums prior to the end of the grace period, the Group Contract will terminate. However, the Individual Insurance will continue following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner. (See "Policy Rights and Privileges--Eligibility Change Conversion.")

Termination

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. If the Group Contract terminates, any Policies in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. New Policies will be issued as described in "Policy Rights and Privileges--Eligibility Change Conversion."

Right to Examine Group Contract


The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Home Office.


Entire Contract

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce claim under the Group Contract, unless it is in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

Incontestability

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

Ownership of Group Contract

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

                              FEDERAL TAX MATTERS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Owner from being treated as the owner of the Variable Account assets supporting the Policy.


In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through its investment decisions, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits


In General. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years. Certain changes in a Policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a modified endowment contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as modified endowment contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.


Withholding. To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.


Multiple Policies. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.


Accelerated Death Benefit Settlement Option Rider. The tax consequences associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

HIV Acceleration of Death Benefit Rider. The tax consequences association with the HIV Acceleration of Death Benefit Rider are uncertain and a tax advisor should be consulted.

Extension of Maturity Date. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Business Uses of Policy. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. Consult a tax adviser with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.


Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Our Income Taxes

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds assets of the Separate Account. The assets are kept physically segregated and held separate and apart from our general assets. We maintain records of all purchases and redemptions of Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by Financial Institution

Bonds issued by St. Paul Fire and Marine Company with a limit of $25 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

To the extent required by law, the Company will vote the shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the underlying Funds in its own right, it may elect to do so.

The Owners of Policies ordinarily are the persons having a voting interest in the Divisions of the Separate Account. The number of votes which an Owner has the right to instruct will be calculated separately for each Division. The number of votes which each Owner has the right to instruct will be determined by dividing a Policy's Cash Value in a Division by the net asset value per share of the corresponding Fund in which the Division invests. Fractional shares will be counted. The number of votes of the Fund which the Owner has right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible to vote at the meeting of the underlying Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the underlying Funds.

Because the Funds serve as investment vehicles for this Policy as well as for other variable life insurance policies sold by insurers other than the Company and funded through other separate investment accounts, persons owning the other policies will enjoy similar voting rights. We will vote Fund shares held in the Separate Account for which no timely voting instructions are received and Fund shares that we own as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies participating in a Fund. Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of or one or more of the Funds or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or by the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or we determine that the change would have an adverse effect on its general assets in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

We are a stock life insurance company organized under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. An annual statement is filed with the Director of Insurance on or before March 1 each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines our liabilities and reserves and the liabilities and reserves of the Separate Account and certifies their adequacy. A full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY


          Name                          Principal Occupation(s) During Past Five Years1
------------------------- ----------------------------------------------------------------------------
Executive Officers2
    Anthony F. Trani3     President and Chief Executive Officer since August 2000. Formerly Vice
                          President--Institutional Markets, Metropolitan Life Insurance Company June
                          1998--August 2000. Chief Marketing Officer--Institutional Markets,
                          Metropolitan Life Insurance Company May 1996--June 1998.

    Craig K. Nordyke3     Executive Vice President and Chief Actuary since November 1996.

    Matthew K. Duffy      Vice President and Chief Financial Officer since June 1996.

    Matthew P. McCauley3  Vice President and General Counsel since 1984. Secretary since August 1981.
                          Vice President and Associate General Counsel, General American since
                          December, 1995.

    John R. Tremmel       Vice President--Operations and System Development since January 1999.
                          Formerly Chief Operating Officer, ISP Alliance, April 1998--December
                          1998. Vice President and General Manager of National Operations Centers,
                          Norell Corporation, January 1995--March 1998.

    Michael J. McDermott3 Vice President--Sales since January 2001. Formerly Vice President--
                          Institutional Markets, Metropolitan Life Insurance Company June 1998--
                          January 2001. Regional Vice President--Institutional Markets, Metropolitan
                          Life Insurance Company, May 1996--June 1998.

Directors4
    Nicholas D. Latrenta  Senior Vice President--Institutional Business Operations since October 1,
                          2000. Formerly Senior Vice President International Operations March 1999--
                          October 2000. Senior Vice President--Institutional Business May 1997--
                          March 1999. Vice President--Institutional Business May 1996--May 1997.

    Roy C. Albertalli     Chief Counsel--Institutional Business Operations since June 2000. Formerly
                          Vice President and Associate General Counsel--Institutional Business
                          Operations May 1996--June 2000.

    Eugene Marks, Jr.     Senior Vice President--Institutional Business Operations since January 1998.
                          Formerly Vice President--Institutional Business Operations November
                          1990--January 1998.

    Stanley J. Talbi      Senior Vice President and Chief Actuary--Corporate Actuarial and Corporate
                          Risk Management since July 2000. Formerly Senior Vice President and Chief
                          Financial Officer--Institutional Business Operations January 1997--July
                          2000. Vice President and Senior Actuary--Group and Individual Retirement
                          and Savings Business Operations January 1993--January 1997.

    Michael W. Witwer     Vice President--Life Products since March 1995.

--------
  1All positions listed are with the Company unless otherwise indicated.
  2The principal business address of each person listed is Paragon Life
   Insurance Company, 100 South Brentwood Boulevard, St. Louis, MO 63105; except Matthew P. McCauley--General American Life Insurance Company, 700 Market Street, St. Louis, MO 63101.
  3Indicates Executive Officers who are also Directors.
  4All positions listed for Directors are with Metropolitan Life Insurance
   Company with the principal business address of One Madison Avenue, New York, NY 10010; except for Michael W. Witwer --Metropolitan Life Insurance Company, 501 U.S. Highway 22, Bridgewater, NJ 08807.

                                 LEGAL MATTERS


Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to aspects of federal securities laws. All matters of Missouri law pertaining to the Policies, including the validity of the Policies and the Company's right to issue the Policies and the Group Contract under Missouri insurance law, and all legal matters relating to the parent company's resolution concerning Policies issued by Paragon have been passed upon by Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company.


                               LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS




The financial statements as of and for the years ended December 31, 2000 and December 31, 2001, of the Company included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph that discusses the Company's change in basis of accounting, as of January 1, 2000, as a result of a business combination accounted for as a purchase) and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



The financial statements of the Separate Account as of December 31, 2001, and for each of the periods in each of the two years ended December 31, 2001, included in this Prospectus and in the registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



The financial statements of the Company for the year ended December 31, 1999 and the Separate Account for the period ended December 31, 1999 included in this Prospectus and in the registration statement have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Craig K. Nordyke, FSA, MAAA, Executive Vice President and Chief Actuary of the Company, as stated in the opinion filed as an exhibit to the registration statement.

                            ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, the Company and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                             FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Prospectus should be distinguished from the financial statements for the Separate Account included in this Prospectus, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                  DEFINITIONS

Attained Age--The Issue Age of the Insured plus the number of completed Policy Years.

Associated Companies--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

Beneficiary--The person(s) named in an Individual Insurance Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

Cash Value--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and in the Loan Account.

Cash Surrender Value--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

Certificate--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

Contractholder--The employer, association, sponsoring organization or trust that is issued a Group Contract.

Division--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

Employee--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.

Executive Program--A category of Policies issued under Group Contracts or employer-sponsored insurance programs that have a maximum Face Amount available for each Policy generally in excess of $500,000.

Face Amount--The minimum death benefit under the Policy so long as the Policy remains in force.

Group Contract--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.


Home Office--The service office of the Company, the mailing address of which is 100 South Brentwood, St. Louis, Missouri 63105. On or about May 24, 2002, the mailing address will be: 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all notices and requests--in writing, by telephone or facsimilie--should be directed to the Home Office.


Indebtedness--The sum of all unpaid Policy Loans and accrued interest charged on loans.

Individual Insurance--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

Insured--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

Investment Start Date--The date the initial premium is applied to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Home Office.

Issue Age--The Insured's Age at his or her last birthday as of the date the Policy is issued.

Issue Date--The effective date of coverage under a Policy. The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's general assets.

Loan Value--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

Maturity Date--The Policy Anniversary on which the Insured reaches Attained Age 95.

Monthly Anniversary--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium--The premium less any premium expense charge and any charge for premium taxes.

Owner--The Owner of a Policy, as designated in the application or as subsequently changed.

Policy--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

Policy Anniversary--The same date each year as the Issue Date.

Policy Month--A month beginning on the Monthly Anniversary.

Policy Year--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Separate Account--The Separate Account A, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

Spouse--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.


Valuation Date--Each day that the New York Stock Exchange is open for trading, except on the day after Thanksgiving when the Company is closed.


Valuation Period--The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business of the next succeeding Valuation Date.

                         INDEPENDENT AUDITORS' REPORT

Board of Directors of Paragon Life Insurance Company:

   We have audited the accompanying balance sheets of Paragon Life Insurance Company (the "Company") as of December 31, 2001 and 2000, and the related statements of operations and comprehensive income (loss), stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Paragon Life Insurance Company as of December 31, 2001 and 2000 and the results of its operations and comprehensive income (loss) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

   As more fully discussed in Note 1 to the financial statements, the Company was acquired in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the periods subsequent to the acquisition are presented on a different basis of accounting than those for the period prior to the acquisition and, therefore, are not directly comparable.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 8, 2002

KPMG [LOGO]
10 South Broadway
Suite 900
St Louis MO 63102-1761

                         Independent Auditors' Report

The Board of Directors
Paragon Life Insurance Company:

   We have audited the accompanying statements of operations and comprehensive income, stockholder's equity, and cash flows of Paragon Life Insurance Company for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and the cash flows of Paragon Life Insurance Company for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

March 10, 2000



[LOGO] KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                        PARAGON LIFE INSURANCE COMPANY

                                Balance Sheets

                          December 31, 2001 and 2000
                 (in thousands of dollars, except share data)

                                                                 2001     2000
                                                               -------- --------
                           Assets
Fixed maturities, available for sale.......................... $ 86,670 $ 84,006
Policy loans..................................................   23,406   20,067
Cash and cash equivalents.....................................   16,236   10,018

                                                               -------- --------
       Total cash and invested assets.........................  126,312  114,091
                                                               -------- --------
Reinsurance recoverables......................................      700    1,649
Deposits relating to reinsured policyholder account balances..    7,550    7,236
Accrued investment income.....................................    2,102    2,004
Deferred policy acquisition costs.............................   10,592    4,836
Value of business acquired....................................   23,041   25,995
Goodwill......................................................    3,184    3,361
Fixed assets and leasehold improvements, net..................    3,032    2,208
Other assets..................................................      675      578
Separate account assets.......................................  228,947  241,423
                                                               -------- --------
       Total assets........................................... $406,135 $403,381
                                                               ======== ========
            Liabilities and Stockholder's Equity
Policyholder account balances................................. $116,686 $107,266
Policy and contract claims....................................    1,106    1,571
Federal income taxes payable..................................      229      583
Other liabilities and accrued expenses........................    4,690    3,082
Payable to affiliates.........................................    2,755    2,917
Due to separate account.......................................      450      202
Deferred tax liability........................................    7,525    6,266
Separate account liabilities..................................  228,947  241,423
                                                               -------- --------
       Total liabilities......................................  362,388  363,310
                                                               -------- --------
Stockholder's equity:
   Common stock, par value $150; 100,000 shares authorized;
     20,500 shares issued and outstanding.....................    3,075    3,075
   Additional paid-in capital.................................   33,032   33,032
   Accumulated other comprehensive income.....................    1,170      869
   Retained earnings..........................................    6,470    3,095
                                                               -------- --------
       Total stockholder's equity.............................   43,747   40,071
                                                               -------- --------
       Total liabilities and stockholder's equity............. $406,135 $403,381
                                                               ======== ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

           Statements of Operations and Comprehensive Income (Loss)

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                    Predeccessor's
                                                                                        Basis
                                                                   2001     2000         1999
                                                                  -------  -------  --------------
Revenues:
   Policy contract charges....................................... $23,996  $22,809     $24,577
   Net investment income.........................................   8,784    8,748       7,726
   Commissions and expense allowances on reinsurance ceded.......     538      190         292
   Net realized investment (losses) gains........................     (87)  (1,027)         57
                                                                  -------  -------     -------
       Total revenues............................................  33,231   30,720      32,652
                                                                  -------  -------     -------
Benefits and expenses:
   Policy benefits...............................................   4,979    4,742       4,616
   Interest credited to policyholder account balances............   6,432    5,743       5,524
   Commissions, net of capitalized costs.........................     713      381         445
   General and administration expenses, net of capitalized costs.  14,052   12,787      16,181
   Amortization of deferred policy acquisition costs.............     751       --       1,631
   Amortization of value of business acquired....................     854    2,092          --
   Amortization of goodwill......................................     177      177          --
                                                                  -------  -------     -------
       Total benefits and expenses...............................  27,958   25,922      28,397
                                                                  -------  -------     -------
       Income before federal income tax expense..................   5,273    4,798       4,255
Federal income taxes.............................................   1,898    1,703       1,499
                                                                  -------  -------     -------
Net income.......................................................   3,375    3,095       2,756
Other comprehensive income (loss)................................
                                                                      301      869      (5,557)
                                                                  -------  -------     -------
Comprehensive income (loss)...................................... $ 3,676  $ 3,964     $(2,801)
                                                                  =======  =======     =======


                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                      Statements of Stockholder's Equity

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)

                                                                  Accumulated
                                                      Additional     other                  Total
                                               Common  paid-in   comprehensive Retained stockholder's
                                               Stock   capital   income (loss) earnings    equity
                                               ------ ---------- ------------- -------- -------------
Predecessor's basis balance at January 1, 1999 $2,050  $17,950      $ 2,809    $ 9,697     $32,506
   Net income.................................     --       --           --      2,756       2,756
   Other comprehensive loss...................     --       --       (5,557)        --      (5,557)
                                               ------  -------      -------    -------     -------
Balance at December 31, 1999..................  2,050   17,950       (2,748)    12,453      29,705
                                               ------  -------      -------    -------     -------
Balance at January 1, 2000....................  2,050   34,057           --         --      36,107
   Par value change...........................  1,025   (1,025)          --         --          --
   Net income.................................     --       --           --      3,095       3,095
   Other comprehensive income.................     --       --          869         --         869
                                               ------  -------      -------    -------     -------
Balance at January 1, 2001....................  3,075   33,032          869      3,095      40,071
   Net income.................................     --       --           --      3,375       3,375
   Other comprehensive income.................     --       --          301         --         301
                                               ------  -------      -------    -------     -------
Balance at December 31, 2001.................. $3,075  $33,032      $ 1,170    $ 6,470     $43,747
                                               ======  =======      =======    =======     =======



                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                           Statements of Cash Flows

                 Years ended December 31, 2001, 2000 and 1999
                           (in thousands of dollars)


                                                                                         Predeccessor's
                                                                                             Basis
                                                                        2001     2000         1999
                                                                      --------  -------  --------------
Cash flows from operating activities:
   Net income........................................................ $  3,375  $ 3,095     $  2,756
   Adjustments to reconcile net income to net cash provided by (used
     in) operating activities:
       Change in:
          Reinsurance recoverables...................................      949     (335)        (144)
          Deposits relating to reinsured policyholder account
            balances.................................................     (314)    (216)        (332)
          Accrued investment income..................................      (98)    (151)        (308)
          Federal income tax payable.................................     (354)    (424)         726
          Other assets...............................................     (921)  (1,493)       3,316
          Policy and contract claims.................................     (465)    (120)          19
          Other liabilities and accrued expenses.....................    1,608     (103)        (209)
          Payable to affiliates......................................     (162)    (886)       1,741
          Company ownership of separate account......................       --       64          (64)
          Due to separate account....................................      248       10            9
       Deferred tax expense..........................................    1,097    1,186          469
       Policy acquisition costs deferred.............................   (6,578)  (4,836)      (4,185)
       Amortization of deferred policy acquisition costs.............      751       --        1,631
       Amortization of value of business acquired....................      854    2,092           --
       Amortization of goodwill......................................      177      177           --
       Interest credited to policyholder accounts....................    6,432    5,743        5,524
       (Accretion)/Amortization of net investments...................     (239)    (101)          92
       Net (gain) loss on sales and calls of investments.............       87    1,027          (57)
                                                                      --------  -------     --------
Net cash provided by operating activities............................    6,447    4,729       10,984
                                                                      --------  -------     --------
Cash flows from investing activities:
   Purchase of fixed maturities......................................  (12,247)  (6,007)     (12,515)
   Sale or maturity of fixed maturities..............................   12,369    3,960        4,695
   Increase in policy loans, net.....................................   (3,339)  (3,113)      (2,819)
                                                                      --------  -------     --------
                                                                        (3,217)  (5,160)     (10,639)
Net cash used in investing activities................................ --------  -------     --------
Cash flows from financing activities:
   Net policyholder account deposits.................................    2,988     (142)       2,807
                                                                      --------  -------     --------
Net (decrease) increase in cash and cash equivalents.................    6,218     (573)       3,152
Cash and cash equivalents at beginning of year.......................   10,018   10,591        7,439
                                                                      --------  -------     --------
Cash and cash equivalents at end of year............................. $ 16,236  $10,018     $ 10,591
                                                                      ========  =======     ========
Supplemental disclosure of cash flow information:
   Cash paid for income taxes........................................ $ (1,155) $  (941)    $   (346)
                                                                      ========  =======     ========

                See accompanying notes to financial statements.

                        PARAGON LIFE INSURANCE COMPANY

                         Notes to Financial Statements

                           (in thousands of dollars)

(1) General Information and Summary of Significant Accounting Policies

   Paragon Life Insurance Company ("Paragon" or the "Company") is a wholly owned subsidiary of General American Life Insurance Company ("General American" or the "Parent"). Paragon markets universal life and variable universal life insurance products through the sponsorship of major companies and organizations. Paragon is licensed to do business in the District of Columbia and all states except New York.

   General American has guaranteed that Paragon will have sufficient funds to meet all of its contractual obligations. In the event a policyholder presents a legitimate claim for payment on a Paragon insurance policy, General American will pay such claim directly to the policyholder if Paragon is unable to make such payment. The guarantee agreement is binding on General American, its successor or assignee and shall cease only if the guarantee is assigned to an organization having a financial rating from Standard & Poor's equal to or better than General American's rating.

   On January 6, 2000, Metropolitan Life Insurance Company ("MetLife") headquartered in New York, purchased 100% of GenAmerica Financial Corporation ("GenAmerica"), General American's parent, for $1.2 billion cash. GenAmerica operates as a wholly-owned stock subsidiary of MetLife. The $1.2 billion purchase price was paid to GenAmerica's parent company, General American Mutual Holding Company.

   The acquisition of GenAmerica and the Company by MetLife was accounted for under the purchase method of accounting in accordance with Accounting Principles Board No. 16, Accounting for Business Combinations. The purchase price was allocated to the assets and liabilities acquired based upon the fair market value of such assets and liabilities at the date of acquisition. The Company allocated the purchase price to the net assets on January 1, 2000, as a convenience date. These allocations have been reflected in the January 1, 2000 balances in the Statement of Stockholder's Equity. This purchase resulted in the creation of goodwill and other intangible assets totaling $31,753, which are being amortized between 20 and 30 years.

   As a result of the acquisition, the financial statements for the period subsequent to the acquisition have different carrying values than those for periods prior to the acquisition and, therefore, are not directly comparable. For the period prior to the date of acquisition, the presentation is referred to as the "Predecessor Basis".

   The accompanying financial statements are prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates abount matters that are inherently uncertain. Many of these policies are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

   The significant accounting policies of the Company are as follows:

  (a) Recognition of Policy Revenue and Related Expenses

   Revenues for universal life products consist of policy charges for the cost of insurance, administration and surrender charges during the period. Revenues for variable universal life products also include policy charges for mortality and expense risks assumed by Paragon. Policy benefits and expenses include interest credited to policy account balances on universal life products and death benefit payments made in excess of policy account balances.

   Policy acquisition costs, such as commissions and certain costs of policy issuance and underwriting, are deferred and amortized in relation to the present value of expected gross profits over the estimated life of the policies.

                        PARAGON LIFE INSURANCE COMPANY

  (b) Invested Assets

   The Company primarily invests in fixed maturities and equity securities which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income impairments and the determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions which could result in prepayments and charges in amounts to be earned due to changing interest rates or equity markets.

   Investment securities are accounted for at fair value. At December 31, 2001 and 2000, fixed maturity securities are classified as available-for-sale and are carried at fair value with the unrealized gain or loss, net of allocated amortization of deferred policy acquisition costs, value of business acquired, and taxes, being reflected as accumulated other comprehensive income, a separate component of stockholder's equity. Policy loans are valued at aggregate unpaid balances.

   The cost of investment securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Realized gains or losses on the sale of securities are determined on the basis of specific identification and include the impact of any related amortization of premiums or accretion of discounts which is generally computed consistent with the interest method.

   Amortization of the premium or discount on mortgage-backed securities is recognized using a level-yield method, which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income.

  (c) Value of Business Acquired

   Value of business acquired ("VOBA") represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

  (d) Goodwill

   The excess of cost over the fair value of the net assets acquired ("goodwill") is amortized on a straight-line basis over 20 years. The company reviews the goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred. Total goodwill as of December 31, 2001, net of accumulated amortization of $177, was $3,184.

  (e) Policyholder Account Balances

   Policyholder account balances are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned. Certain variable life policies allow policyholders to exchange accumulated assets from the variable rate separate accounts to a fixed-interest general account policy. The fixed-interest general account guaranteed minimum crediting rates of 4% in 2001, 2000 and 1999. The actual crediting rate was 6.1% in 2001 and 2000, and ranged from 6.1% to 6.5% in 1999.

  (f) Federal Income Taxes

   The Company establishes deferred taxes under the asset and liability method, and deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which

                        PARAGON LIFE INSURANCE COMPANY
those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   The company will file a consolidated federal income tax return with General American Life Insurance Company, General Life Insurance Company, and Security Equity Life Insurance Company. The consolidating companies have executed a tax allocation agreement. Under this agreement, the federal income tax provision is computed on a separate return basis and members pay federal income taxes on that basis or receive reimbursement to the extent that their losses and other credits result in a reduction of the current year's consolidated tax liability.

  (g) Reinsurance

   Balances, resulting from agreements, which transfers funds relating to policyholder account balances has been accounted for as deposits. Other reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums for reinsurance ceded to other companies have been reported as a reduction of policy contract charges. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items, and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations.

  (h) Deferred Policy Acquisition Costs

   The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally on investment returns, mortality and morbidity, persistency, expenses to administer the business (and additional charges to the policyholders) and certain economic variables, such as inflation. These factors enter into management's estimate of gross profits which generally are used to amortize certain of such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than amounts deferred. Such costs may include commissions, premium taxes, as well as certain costs of policy issuance and underwriting which are deferred and amortized with interest over the expected life of the contract. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross profits from investment, mortality and expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts. Actual gross profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

  (i) Separate Account Business

   The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance contracts for the exclusive benefit of variable life insurance contract holders. The Company charges the separate accounts for risks it assumes in issuing a policy and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value.

  (j) Fair Value of Financial Instruments

   Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument.

                        PARAGON LIFE INSURANCE COMPANY

Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumption could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

      Fixed maturities--Fixed maturities are valued using quoted market prices, if available. If quoted market prices are not available, fair value is estimated using quoted market prices of similar securities.

      Policy loans--Policy loans are carried at their unpaid balances, which approximates fair value.

      Separate account assets and liabilities--The separate account assets are carried at fair value as determined by quoted market prices. Accordingly, the carrying value of separate account liabilities is equal to their fair value since it represents the contract holder's interest in the separate account assets.

      Cash and cash equivalents--The carrying amount is a reasonable estimate of fair value.

      Policyholder account balances--The carrying amount is a reasonable estimate of fair value.

  (k) Cash and Cash Equivalents

   For purposes of reporting cash flows, cash and cash equivalents represent demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

  (l) Reclassification

   Certain amounts in the prior year financial statements have been reclassified to conform to the 2001 presentation.

  (m) New Accounting Pronouncements

   In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (the "Codification"). The Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The state insurance department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The Company's adoption of the Codification by the NAIC and the Codification as modified by the Insurance Department of the State of Missouri, resulted in a $1,004 net increase in statutory capital and surplus as of January 1, 2001 and was reflected as a cumulative effect of changes in accounting principle.

   Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. Adoption of SFAS 133 and SFAS 138 did not have a material effect on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF No. 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial condition or results of operations.

                        PARAGON LIFE INSURANCE COMPANY

   In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill was $177 for each of the years ended December 31, 2001 and 2000. There was no amortization of goodwill for 1999. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the impairment requirements by December 31, 2002.

   In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets
(other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company did not have a material impact on the Company's financial statements at the date of adoption.

   Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the SEC's views in applying generally accepted accounting principles to revenue recognition in financial statements. The adoption of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125 ("SFAS 140"). SFAS 140 is effective for transfers and extinguishments of liabilities occurring after March 31, 2001 and is effective for disclosures about securitizations and collateral and for recognition and reclassification of collateral for fiscal years ending after December 15, 2000. Adoption of the provisions of SFAS 140 did not have a material effect on the Company's financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's financial statements.

                        PARAGON LIFE INSURANCE COMPANY

   Effective January 1, 1999, the Company adopted SOP 97-3, Accounting for Insurance and Other Enterprises for Insurance Related Assessments ("SOP 97-3"). SOP 97-3 provides guidance on accounting by insurance and other enterprises for assessments related to insurance activities including recognition, measurement and disclosure of guaranty fund and other insurance related assessments. Adoption of SOP 97-3 did not have a material effect on the Company's financial statements.

   Effective January 1, 1999, the Company adopted SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"). SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. Adoption of SOP 98-1 did not have a material effect on the Company's financial statements.

(2) Investments

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001 and 2000 are as follows:

                                                   2001
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,654    $  156     $   27    $ 4,783
     Corporate securities......   65,040     3,942        740     68,242
     Mortgage-backed securities   12,382       747         --     13,129
     Asset-backed securities...      496        20         --        516
                                 -------    ------     ------    -------
                                 $82,572    $4,865     $  767    $86,670
                                 =======    ======     ======    =======

                                                   2000
                                ------------------------------------------
                                            Gross      Gross
                                Amortized unrealized unrealized Estimated
                                  cost      gains      losses   fair value
                                --------- ---------- ---------- ----------
     U.S. Treasury securities..  $ 4,291    $  122     $   --    $ 4,413
     Corporate securities......   64,972     2,135      1,432     65,675
     Mortgage-backed securities   12,784       633         --     13,417
     Asset-backed securities...      493         8         --        501
                                 -------    ------     ------    -------
                                 $82,540    $2,898     $1,432    $84,006
                                 =======    ======     ======    =======

   The amortized cost and estimated fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                  Amortized Estimated
                                                    cost    Fair value
                                                  --------- ----------
         Due in one year or less.................  $ 3,882   $ 3,947
         Due after one year through five years...   15,938    16,740
         Due after five years through ten years..   12,841    13,406
         Due after ten years through twenty years   37,033    38,932
         Asset-backed securities.................      496       516
         Mortgage-backed securities..............   12,382    13,129
                                                   -------   -------
                                                   $82,572   $86,670
                                                   =======   =======

                        PARAGON LIFE INSURANCE COMPANY

   Proceeds from sales of fixed maturities during 2001, 2000 and 1999 were $12,369 and $3,960 and $4,695, respectively. Gross gains of $58 and gross (losses) of $(149) were realized on those sales in 2001. Gross gains of $8 and gross (losses) of $(1,034) were realized on those sales in 2000. Gross gains of $57 were realized on those sales in 1999.

   The sources of net investment income follow:

                                                     Predecessor's
                                                         Basis
                                      2001    2000       1999
                                     ------  ------  -------------
              Fixed Maturities...... $6,681  $6,789     $6,077
              Short-term investments    469     577        486
              Policy loans and other  1,701   1,464      1,244
                                     ------  ------     ------
                                      8,851   8,830      7,807
              Investment expenses...    (67)    (82)       (81)
                                     ------  ------     ------
              Net investment income. $8,784  $8,748     $7,726
                                     ======  ======     ======

   A summary of the components of the net unrealized appreciation
(depreciation) on invested assets carried at fair value is as follows:

                                                               Predecessor's
                                                                   Basis
                                               2001     2000       1999
                                              -------  ------  -------------
   Unrealized appreciation (depreciation):
   Fixed maturities available-for-sale....... $ 4,098  $1,465     $(5,030)
   Deferred policy acquisition costs.........     (70)     --         803
   VOBA......................................  (2,228)   (128)         --
   Deferred income taxes.....................    (630)   (468)      1,479
                                              -------  ------     -------
   Net unrealized appreciation (depreciation) $ 1,170  $  869     $(2,748)
                                              =======  ======     =======

   The Company has fixed maturities on deposit with various state insurance departments with an amortized cost of approximately $4,023 and $4,036 at December 31, 2001 and 2000, respectively.

(3) Fair Value Information

   The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000.

                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
         December 31, 2001:
            Assets
                Fixed maturities.................. $ 86,670  $ 86,670
                Policy loans......................   23,406    23,406
                Separate account assets...........  228,947   228,947
            Liabilities
                Policyholder account balances.....  116,686   116,686
                Separate account liabilities......  228,947   228,947

                        PARAGON LIFE INSURANCE COMPANY

         December 31, 2000:
                                                   Carrying Estimated
                                                    Value   Fair Value
                                                   -------- ----------
            Assets
                Fixed maturities.................. $ 84,006  $ 84,006
                Policy loans......................   20,067    20,067
                Separate account assets...........  241,423   241,423
            Liabilities
                Policyholder account balances.....  107,266   107,266
                Separate account liabilities......  241,423   241,423

(4) Reinsurance

   The Company reinsures certain risks with other insurance companies as the company sets a maximum retention amount (currently $50) to help reduce the loss on any single policy.

   Premiums and related reinsurance amounts for the years ended December 31, 2001, 2000 and 1999 as they relate to transactions with affiliates are summarized as follows:

                                                              Predecessor's
                                                                  Basis
                                               2001    2000       1999
                                              ------- ------- -------------
    Reinsurance transactions with affiliates:
    Premiums for reinsurance ceded........... $19,513 $18,445    $16,869
    Policy benefits ceded....................  20,837  22,130     16,823
    Commissions and expenses ceded...........     538     190        292
    Reinsurance recoverables.................     631   1,617      1,268

   Ceded premiums and benefits to non-affiliates for 2001, 2000 and 1999 were insignificant.

(5) Deferred Policy Acquisition Costs

   A summary of the policy acquisition costs deferred and amortized is as follows:

                                                                        Predecessor's
                                                                            Basis
                                                      2001      2000        1999
                                                     -------  --------  -------------
Balance at beginning of year........................ $ 4,836  $ 24,357     $20,602
Purchase adjustments................................      --   (24,357)         --
Policy acquisition costs deferred...................   6,577     4,836       4,185
Policy acquisition costs amortized..................    (751)       --      (1,631)
Deferred policy acquisition costs relating to change
  in unrealized (gain) loss on investments available
  for sale..........................................     (70)       --       1,201
                                                     -------  --------     -------
Balance at end of year.............................. $10,592  $  4,836     $24,357
                                                     =======  ========     =======

(6) Federal Income Taxes

   The Company is taxed as a life insurance company. A summary of Federal income tax expense is as follows:

                                                      Predecessor's
                                                          Basis
                                         2001   2000      1999
                                        ------ ------ -------------
             Current tax expense....... $  801 $  517    $1,030
             Deferred tax expense......  1,097  1,186       469
                                        ------ ------    ------
             Provision for income taxes $1,898 $1,703    $1,499
                                        ====== ======    ======

                        PARAGON LIFE INSURANCE COMPANY

   Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pre-tax income as a result of the following:

                                                        Predecessor's
                                                            Basis
                                           2001   2000      1999
                                          ------ ------ -------------
          Computed "expected" tax expense $1,846 $1,679    $1,489
          Other, net.....................     52     24        10
                                          ------ ------    ------
          Provision for income taxes..... $1,898 $1,703    $1,499
                                          ====== ======    ======

   The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2001, 2000 and 1999 are presented below:

                                                               Predecessor's
                                                                   Basis
                                                2001    2000       1999
                                               ------- ------- -------------
   Deferred tax assets:
      Unearned reinsurance allowances......... $    -- $    --    $  194
      Policy and contract liabilities.........     439     554       583
      Tax capitalization of acquisition costs.   3,084   2,869     2,559
      Purchase adjustment.....................   1,236   1,456        --
      Capital loss carryforwards..............     775      --        --
      Unrealized loss on investments, net.....      --      --     1,479
      Other, net..............................     162     164       359
                                               ------- -------    ------
   Total deferred tax assets.................. $ 5,696 $ 5,043    $5,174
                                               ======= =======    ======
   Deferred tax liabilities:
      Unrealized gain on investments, net..... $   630 $   468    $   --
      VOBA....................................   8,838   9,139        --
      Deferred policy acquisition costs.......   3,753   1,702     8,244
                                               ------- -------    ------
   Total deferred tax liabilities............. $13,221  11,309     8,244
                                               ------- -------    ------
   Net deferred tax liabilities............... $ 7,525 $ 6,266    $3,070
                                               ======= =======    ======

   The Company believes that it is more likely than not that the deferred tax assets established will be realized. At December 31, 2001 and 2000, the Company recognized deferred tax assets associated with capital losses of approximately $775 and $0, respectively, that will expire between 2004 and 2005. However, these capital losses are expected to be utilized during the period allowed.

   The Company has been audited by the Internal Revenue Service for the year through and including 1994. The Company is being audited for the years 1995-2000. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's financial statements.

(7) Related-Party Transactions

   The Company purchases certain administrative services from General American. Charges for services performed are based upon personnel and other costs involved in providing such service. Charges for services during 2001, 2000 and 1999 were $3,056, $2,487 and $2,247, respectively. See Note 4 for reinsurance transactions with affiliates.

   The amounts charged by General American are based on agreed-upon amounts that might differ from amounts that would be charged if such services were provided by third parties.

(8) Pension Plan

   Associates of Paragon participate in a non-contributory multi-employer defined benefit pension plan jointly sponsored by Paragon and General American. Effective January 1, 2001, the Company's employees became

                        PARAGON LIFE INSURANCE COMPANY
employees of Metropolitan Life and most postretirement plans were merged into the postretirement benefit plans of Metlife Inc. The benefits accrued are based on the number of years of service and compensation level of each participant. No pension expense was recognized in 2000 and 1999 due to over-funding of the General American plan.

   In addition, Paragon has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by General American and are based on salaries of eligible associates. Full vesting occurs after five years of continuous service. Total expenses to the Company for the incentive plan were $123, $459 and $0 for 2001, 2000 and 1999, respectively.

   Paragon provides for certain health care and life insurance benefits for retired employees. The Company accounts for these benefits in accordance with SFAS No. 106--Employer's Accounting for Postretirement Benefits Other Than Pensions. The amounts involved are not material.

(9) Statutory Financial Information

   The Company is subject to financial statement filing requirements of the State of Missouri Department of Insurance, its state of domicile, as well as the states in which it transacts business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting that varies in some respects from GAAP. Statutory accounting principles include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of policy and contract liabilities computed using required valuation standards which may vary in methodology utilized; (3) non-provision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on statutory determined formulae and interest stabilization reserves designed to level yields over their original purchase maturities; (5) valuation of investments in fixed maturities at amortized cost;
(6) net presentation of reinsurance balances; (7) exclusion of comprehensive income disclosures; and (8) recognition of deposits and withdrawals on universal life policies as revenues and expenses.

   The stockholder's equity (surplus) and net gain from operations of the Company at December 31, 2001, 2000 and 1999, as determined using statutory accounting practices, is summarized as follows:

                                                         2001     2000    1999
                                                        -------  ------- -------
Statutory surplus as reported to regulatory authorities $12,930  $13,751 $13,545
Net gain from operations as reported to regulatory
  authorities.......................................... $  (931) $   835 $   300

                        PARAGON LIFE INSURANCE COMPANY

(10) Dividend Restrictions

   Dividend payments by Paragon are restricted by state insurance laws as to the amount that may be paid without prior notice or approval of the Missouri Department of Insurance. The maximum amount of dividends, which can be paid without prior approval of the insurance commissioner, is limited to the maximum of (1) 10% of statutory surplus or (2) net gain from operations. The maximum dividend distribution that can be paid by Paragon during 2002 without prior notice or approval is $1,293. Paragon did not pay dividends in 2001, 2000 and 1999.

(11) Risk-Based Capital

   The insurance departments of various states, including the Company's domiciliary state of Missouri, impose risk-based capital ("RBC") requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

   The RBC guidelines define specific capital levels where action by the Company or regulators is required based on the ratio of a company's actual total adjusted capital to control levels determined by the RBC formula. At December 31, 2001, the Company's actual total adjusted capital was in excess of minimum levels which would require action by the Company or regulatory authorities under the RBC formula.

(12) Commitments and Contingencies

   The Company leases certain of its facilities and equipment under non-cancelable leases, the majority of which expire March 2003. The future minimum lease obligations under the terms of the leases are summarized as follows:

                         Year ended December 31:
                            2002................ $1,448
                            2003................    748
                            2004................    545
                            2005................    445
                            2006................    395
                                                 ------
                                                 $3,581
                                                 ======

   Rent expense totaled $677, $562 and $507 in 2001, 2000 and 1999, respectively.

   From time to time, the Company is subject to litigation in the normal course of its business. Management does not believe the Company is a party to any such pending litigation which would have a material adverse effect on its future operations.

                        PARAGON LIFE INSURANCE COMPANY

(13) Comprehensive Income/(Loss)

   The following summaries present the components of the Company's comprehensive income, other than net income, for the periods ending December 31, 2001, 2000 and 1999:

                                                                      2001
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $ 2,546    $ (891)   $ 1,655
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................   (2,170)      759     (1,411)
Plus: reclassification adjustment for losses realized in
  net income............................................       87       (30)        57
                                                          -------    ------    -------
Other comprehensive income..............................  $   463    $ (162)   $   301
                                                          =======    ======    =======

                                                                      2000
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Aount     Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding gains arising during period..........  $   438    $ (153)   $   285
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................     (128)       45        (83)
Plus: reclassification adjustment for losses realized in
  net income............................................    1,027      (360)       667
                                                          -------    ------    -------
Other comprehensive income..............................  $ 1,337    $ (468)   $   869
                                                          =======    ======    =======

                                                            Predecessor's Basis 1999
                                                         ------------------------------
                                                                       Tax
                                                         Before-Tax (Expense) Net-of-Tax
                                                           Amount    Benefit    Amount
                                                         ---------- --------- ----------
Unrealized holding losses arising during period.........  $(9,690)   $3,391    $(6,299)
Unrealized investment losses relating to deferred
  policy acquisition costs and VOBA.....................    1,199      (420)       779
Less: reclassification adjustment for gains realized in
  net income............................................      (57)       20        (37)
                                                          -------    ------    -------
Other comprehensive loss................................  $(8,548)   $2,991    $(5,557)
                                                          =======    ======    =======

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account A:

We have audited the statement of assets and liabilities, including the schedule of investments, of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated Securities, Asset Allocation, International, Global Growth, Bond, Global Small Capitalization, New World, Equity Income, Index 500, Contrafund, Mid Cap, Emerging Growth, Total Return and New Discovery Fund Divisions of Paragon Separate Account A as of December 31, 2001, and the respective related statements of operations and changes in net assets for each of the periods in the two years then ended and the financial highlights as of and for the year ended December 31, 2001. These financial statements and financial highlights are the responsibility of the management of Paragon Separate Account A. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations and changes in net assets for the year ended December 31, 1999 were audited by other auditors whose report dated March 10, 2000 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and the depositor of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the respective financial positions of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated Securities, Asset Allocation, International, Global Growth, Bond, Global Small Capitalization, New World, Equity Income, Index 500, Contrafund, Mid Cap, Emerging Growth, Total Return, and New Discovery Fund Divisions of Paragon Separate Account A as of December 31, 2001, the respective results of their operations and the changes in their net assets for each of the periods in the two years then ended and their financial highlights as of and for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

St. Louis, Missouri
April 8, 2002

[LOGO] KPMG
10 South Broadway
Suite 900
St. Louis, MO 63102-1761

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Paragon Life Insurance Company and
  Policyholders of Separate Account A:

We have audited the accompanying statements of operations and changes in net assets of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated Securities, Asset Allocation, International, Global Growth, Bond and Global Small Capitalization Divisions of Paragon Separate Account A for the period ended December 31, 1999. These financial statements are the responsibility of the management of Paragon Separate Account A. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of the Cash Management, High-Yield Bond, Growth-Income, Growth, U.S. Government/AAA-Rated Securities, Asset Allocation, International, Global Growth, Bond and Global Small Capitalization Divisions of Paragon Separate Account A for the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

March 10, 2000

[LOGO]
KPMG LLP. KPMG LLP, a U.S. limited liability partnership, is a member of KPMG International, a Swiss association.

                          PARAGON SEPARATE ACCOUNT A

                     STATEMENTS OF ASSETS AND LIABILITIES

                               December 31, 2001

                                                                                             U.S. Gov/
                                               Cash     High-Yield                           AAA-Rated    Asset
                                            Management     Bond    Growth-Income   Growth    Securities Allocation International
                                             Division    Division    Division     Division    Division   Division    Division
                                            ----------  ---------- ------------- ----------  ---------- ---------- -------------
Net Assets:
  Investments in American Variable
   Insurance Series, at market value.......
  (See Schedule of Investments)............ $3,068,123  3,916,985   29,402,263   48,976,649  3,288,239  6,323,705   11,034,713
  Receivable from (Payable to) Paragon.....
  Life Insurance Company...................     (9,387)    12,900       45,460       71,595     19,639     30,669       13,682
                                            ----------  ---------   ----------   ----------  ---------  ---------   ----------
   Total Net Assets........................ $3,058,736  3,929,885   29,447,723   49,048,244  3,307,878  6,354,374   11,048,395
                                            ==========  =========   ==========   ==========  =========  =========   ==========
Net Assets, representing:
  Equity of Contract Owners................ $3,058,803  3,929,968   29,448,396   49,049,394  3,307,950  6,354,516   11,048,650
  Equity of Paragon Life Insurance Company.        (67)       (83)        (673)      (1,150)       (72)      (142)        (255)
                                            ----------  ---------   ----------   ----------  ---------  ---------   ----------
                                            $3,058,736  3,929,885   29,447,723   49,048,244  3,307,878  6,354,374   11,048,395
                                            ==========  =========   ==========   ==========  =========  =========   ==========
Total Units Held                               171,656    123,071      345,582      401,614    143,510    205,464      456,232
Employer Sponsored Plans Unit Value........ $    17.82      31.94        85.23       122.16      23.05      30.93        24.22
Group American Plus Unit Value............. $    17.81      31.91        85.17       122.07      23.04      30.91        24.21
Cost of Investments........................ $3,047,573  4,390,217   29,981,733   53,612,668  3,132,165  6,334,424   14,641,080

                                             Global              Global Small    New
                                             Growth      Bond   Capitalization  World
                                            Division   Division    Division    Division
                                            ---------  -------- -------------- --------
Net Assets:
  Investments in American Variable
   Insurance Series, at market value.......
  (See Schedule of Investments)............ 1,452,300  427,790    1,188,616     50,678
  Receivable from (Payable to) Paragon.....
  Life Insurance Company...................     5,806    1,943        6,304        130
                                            ---------  -------    ---------     ------
   Total Net Assets........................ 1,458,106  429,733    1,194,920     50,808
                                            =========  =======    =========     ======
Net Assets, representing:
  Equity of Contract Owners................ 1,458,139  429,742    1,194,948     50,809
  Equity of Paragon Life Insurance Company.       (33)      (9)         (28)        (1)
                                            ---------  -------    ---------     ------
                                            1,458,106  429,733    1,194,920     50,808
                                            =========  =======    =========     ======
Total Units Held                               90,556   33,851       85,522      5,415
Employer Sponsored Plans Unit Value........     16.11    12.70        13.97       9.38
Group American Plus Unit Value.............     16.09    12.69        13.96       9.38
Cost of Investments........................ 1,936,063  425,950    1,631,188     51,228

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                               December 31, 2001

                                                                       Equity   Index                       Emerging  Total
                                                                       Income    500    Contrafund Mid Cap   Growth   Return
                                                                      Division Division  Division  Division Division Division
                                                                      -------- -------- ---------- -------- -------- --------
Net Assets:
  Investments in American Variable Insurance Series, at market value
   (See Schedule of Investments)..................................... $66,828   68,790    7,105    127,492   66,486   61,132
  Receivable from (Payable to) Paragon Life Insurance Company........   1,336    1,942      200      1,759      219      596
                                                                      -------   ------    -----    -------   ------   ------
   Total Net Assets.................................................. $68,164   70,732    7,305    129,251   66,705   61,728
                                                                      =======   ======    =====    =======   ======   ======
Net Assets, representing:
  Equity of Contract Owners.......................................... $68,165   70,734    7,305    129,255   66,707   61,729
  Equity of Paragon Life Insurance Company...........................      (1)      (2)      --         (4)      (2)      (1)
                                                                      -------   ------    -----    -------   ------   ------
                                                                      $68,164   70,732    7,305    129,251   66,705   61,728
                                                                      =======   ======    =====    =======   ======   ======
Total Units Held.....................................................   1,813      481      276      6,628    3,406    2,841
Employer Sponsored Plans Unit Value.................................. $ 37.60   147.18    26.43      19.50    19.58    21.72
Cost of Investments.................................................. $63,159   65,918    6,878    122,951   65,825   59,064

                                                                         New
                                                                      Discovery
                                                                      Division
                                                                      ---------
Net Assets:
  Investments in American Variable Insurance Series, at market value
   (See Schedule of Investments).....................................  71,473
  Receivable from (Payable to) Paragon Life Insurance Company........      14
                                                                       ------
   Total Net Assets..................................................  71,487
                                                                       ======
Net Assets, representing:
  Equity of Contract Owners..........................................  71,489
  Equity of Paragon Life Insurance Company...........................      (2)
                                                                       ------
                                                                       71,487
                                                                       ======
Total Units Held.....................................................   4,476
Employer Sponsored Plans Unit Value..................................   15.97
Cost of Investments..................................................  68,366

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                           STATEMENTS OF OPERATIONS

             For the Years ended December 31, 2001, 2000, and 1999, except for the New World Division which is for the period May 1, 2000
                (inception) through December 31, 2000 and the Equity Income
                 Division, Index 500 Division, Contrafund Division, Mid Cap
             Division, Emerging Growth Division, Total Return Division and the
             New Discovery Division which are for the period September 7, 2001
                           (inception) through December 31, 2001.

                                                              Cash Management Division          High-Yield Bond Division
                                                        ------------------------------------  ----------------------------
                                                            2001         2000        1999       2001      2000      1999
                                                        ------------  ----------  ----------  --------  --------  --------
Investment Income:
   Dividend Income..................................... $    143,027      13,249     115,490   422,434    33,479   364,194
Expenses:
   Mortality and Expense Charge........................       20,185      18,688      19,014    28,760    29,386    27,659
                                                        ------------  ----------  ----------  --------  --------  --------
      Net Investment Income (Expense)..................      122,842      (5,439)     96,476   393,674     4,093   336,535
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions.........................           --          --          --        --        --        --
   Proceeds from Sales.................................    1,284,267   1,330,581   1,005,867   595,757   405,144   582,087
   Cost of Investments Sold............................    1,257,123   1,326,041   1,012,535   670,625   440,313   623,671
                                                        ------------  ----------  ----------  --------  --------  --------
      Net Realized Gain (Loss) on Investments..........       27,144       4,540      (6,668)  (74,868)  (35,169)  (41,584)
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year............       97,330     (24,712)    (37,429) (420,496) (304,760) (189,935)
   Unrealized Gain (Loss) End of Year..................       20,550      97,330     (24,712) (473,232) (420,496) (304,760)
                                                        ------------  ----------  ----------  --------  --------  --------
   Net Unrealized (Loss) Gain on Investments...........      (76,780)    122,042      12,717   (52,736) (115,736) (114,824)
                                                        ------------  ----------  ----------  --------  --------  --------
      Net (Loss) Gain on Investments...................      (49,636)    126,582       6,049  (127,604) (150,905) (156,408)
Increase (Decrease) in Assets Resulting from Operations $     73,206     121,143     102,525   266,070  (146,812)  180,127
                                                        ============  ==========  ==========  ========  ========  ========
                                                                                                    U.S. Government/
                                                                                                  AAA-Rated Securities
                                                                   Growth Division                      Division
                                                        ------------------------------------  ----------------------------
                                                            2001         2000        1999       2001      2000      1999
                                                        ------------  ----------  ----------  --------  --------  --------
Investment Income:
   Dividend Income..................................... $  2,865,760       1,678      83,136   170,111    15,355   192,900
Expenses:
   Mortality and Expense Charge........................      389,829     512,861     328,963    22,449    22,247    22,747
                                                        ------------  ----------  ----------  --------  --------  --------
      Net Investment Income (Expense)..................    2,475,931    (511,183)   (245,827)  147,662    (6,892)  170,153
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions.........................   11,708,487     411,044   7,940,743        --        --        --
   Proceeds from Sales.................................    5,176,650   3,900,987   4,078,426   405,406   843,106   403,213
   Cost of Investments Sold............................    5,067,207   2,404,314   2,741,360   384,527   864,229   414,626
                                                        ------------  ----------  ----------  --------  --------  --------
      Net Realized Gain (Loss) on Investments..........   11,817,930   1,907,717   9,277,809    20,879   (21,123)  (11,413)
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year............   21,288,202  20,584,231   8,529,513   140,616  (179,008)   19,560
   Unrealized Gain (Loss) End of Year..................   (4,636,019) 21,288,202  20,584,231   156,074   140,616  (179,008)
                                                        ------------  ----------  ----------  --------  --------  --------
   Net Unrealized Gain (Loss) on Investments...........  (25,924,221)    703,971  12,054,718    15,458   319,624  (198,568)
                                                        ------------  ----------  ----------  --------  --------  --------
      Net Gain (Loss) on Investments...................  (14,106,291)  2,611,688  21,332,527    36,337   298,501  (209,981)
Increase (Decrease) in Assets Resulting from Operations $(11,630,360)  2,100,505  21,086,700   183,999   291,609   (39,828)
                                                        ============  ==========  ==========  ========  ========  ========

                                                              Growth-Income Division
                                                        ---------------------------------
                                                           2001       2000        1999
                                                        ----------  ---------  ----------
Investment Income:
   Dividend Income.....................................  1,022,257     50,372     473,123
Expenses:
   Mortality and Expense Charge........................    215,829    214,699     199,439
                                                        ----------  ---------  ----------
      Net Investment Income (Expense)..................    806,428   (164,327)    273,684
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions.........................  2,676,485    398,100   4,499,088
   Proceeds from Sales.................................  2,904,545  3,328,075   3,021,189
   Cost of Investments Sold............................  2,853,534  3,244,220   2,532,037
                                                        ----------  ---------  ----------
      Net Realized Gain (Loss) on Investments..........  2,727,496    481,955   4,988,240
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year............  2,399,289    777,925   3,336,423
   Unrealized Gain (Loss) End of Year..................   (579,470) 2,399,289     777,925
                                                        ----------  ---------  ----------
   Net Unrealized (Loss) Gain on Investments........... (2,978,759) 1,621,364  (2,558,498)
                                                        ----------  ---------  ----------
      Net (Loss) Gain on Investments...................   (251,263) 2,103,319   2,429,742
Increase (Decrease) in Assets Resulting from Operations    555,165  1,938,992   2,703,426
                                                        ==========  =========  ==========


                                                            Asset Allocation Division
                                                        ---------------------------------
                                                           2001       2000        1999
                                                        ----------  ---------  ----------
Investment Income:
   Dividend Income.....................................    247,637     24,256     243,309
Expenses:
   Mortality and Expense Charge........................     48,166     53,131      51,814
                                                        ----------  ---------  ----------
      Net Investment Income (Expense)..................    199,471    (28,875)    191,495
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions.........................    367,047         --     436,851
   Proceeds from Sales.................................  1,481,242    911,089   1,089,565
   Cost of Investments Sold............................  1,391,778    869,990     950,757
                                                        ----------  ---------  ----------
      Net Realized Gain (Loss) on Investments..........    456,511     41,099     575,659
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year............    659,957    416,807     747,636
   Unrealized Gain (Loss) End of Year..................    (10,719)   659,957     416,807
                                                        ----------  ---------  ----------
   Net Unrealized Gain (Loss) on Investments...........   (670,676)   243,150    (330,829)
                                                        ----------  ---------  ----------
      Net Gain (Loss) on Investments...................   (214,165)   284,249     244,830
Increase (Decrease) in Assets Resulting from Operations    (14,694)   255,374     436,325
                                                        ==========  =========  ==========

                          PARAGON SEPARATE ACCOUNT A

             For the Years ended December 31, 2001, 2000, and 1999, except for the New World Division which is for the period May 1, 2000
                (inception) through December 31, 2000 and the Equity Income
                 Division, Index 500 Division, Contrafund Division, Mid Cap
             Division, Emerging Growth Division, Total Return Division and the
             New Discovery Division which are for the period September 7, 2001
                           (inception) through December 31, 2001.


                                                     International Division         Global Growth Division
                                               ---------------------------------- ---------------------------
                                                  2001         2000       1999      2001      2000     1999
                                               -----------  ----------  --------- --------  --------  -------
Investment Income:
   Dividend Income............................ $   390,133       8,904    234,405   56,954     1,645    7,917
Expenses:
   Mortality and Expense Charge...............      96,735     147,470     98,243   11,769    12,889    3,817
                                               -----------  ----------  --------- --------  --------  -------
      Net Investment Income (Expense).........     293,398    (138,566)   136,162   45,185   (11,244)   4,100
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions................   3,238,754     310,354  1,690,422  102,284    13,371   42,478
   Proceeds from Sales........................   2,512,047   1,646,367  1,813,710  434,646   289,756   38,390
   Cost of Investments Sold...................   3,057,327   1,101,643  1,337,843  563,706   256,073   31,886
                                               -----------  ----------  --------- --------  --------  -------
      Net Realized Gain (Loss) on
       Investments............................   2,693,474     855,078  2,166,289  (26,776)   47,054   48,982
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year...   2,474,686   7,666,510  1,665,020 (192,988)  326,776   22,248
   Unrealized Gain (Loss) End of Year.........  (3,606,367)  2,474,686  7,666,510 (483,763) (192,988) 326,776
                                               -----------  ----------  --------- --------  --------  -------
   Net Unrealized Gain (Loss) on Investments..  (6,081,053) (5,191,824) 6,001,490 (290,775) (519,764) 304,528
                                               -----------  ----------  --------- --------  --------  -------
      Net Gain (Loss) on Investments..........  (3,387,579) (4,336,746) 8,167,779 (317,551) (472,710) 353,510
Increase (Decrease) in Assets
 Resulting from Operations.................... $(3,094,181) (4,475,312) 8,303,941 (272,366) (483,954) 357,610
                                               ===========  ==========  ========= ========  ========  =======

                                                       New World Division            Equity IncomeDivision
                                               ---------------------------------- ---------------------------
                                                  2001         2000       1999      2001      2000     1999
                                               -----------  ----------  --------- --------  --------  -------
Investment Income:
   Dividend Income............................ $        61          --         --       --        --       --
Expenses:
   Mortality and Expense Charge...............         283          --         --       92        --       --
                                               -----------  ----------  --------- --------  --------  -------
      Net Investment Income (Expense).........        (222)         --         --      (92)       --       --
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions................          --          --         --       --        --       --
   Proceeds from Sales........................      28,241          --         --       65        --       --
   Cost of Investments Sold...................      30,152          --         --       63        --       --
                                               -----------  ----------  --------- --------  --------  -------
      Net Realized Gain (Loss)
       on Investments.........................      (1,911)         --         --        2        --       --
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year...          --          --         --       --        --       --
   Unrealized Gain (Loss) End of Year.........        (550)         --         --    3,669        --       --
                                               -----------  ----------  --------- --------  --------  -------
   Net Unrealized Gain (Loss) on Investments..        (550)         --         --    3,669        --       --
                                               -----------  ----------  --------- --------  --------  -------
      Net Gain (Loss) on Investments..........      (2,461)         --         --    3,671        --       --
Increase (Decrease) in Assets Resulting from
 Operations................................... $    (2,683)         --         --    3,579        --       --
                                               ===========  ==========  ========= ========  ========  =======

                                                                         Global Small Capitalization
                                                     Bond Division                 Division
                                               ------------------------  ---------------------------
                                                2001    2000     1999      2001      2000     1999
                                               ------  -------  -------  --------  --------  -------
Investment Income:
   Dividend Income............................ 16,971    1,186   13,952    12,512     3,056      708
Expenses:
   Mortality and Expense Charge...............  2,047      868    1,480     8,707     9,846    1,281
                                               ------  -------  -------  --------  --------  -------
      Net Investment Income (Expense)......... 14,924      318   12,472     3,805    (6,790)    (573)
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions................     --       --       --    79,872    21,260   40,508
   Proceeds from Sales........................ 38,509  152,815  103,342   285,822   240,823   40,096
   Cost of Investments Sold................... 38,531  159,516  106,752   415,867   244,808   32,054
                                               ------  -------  -------  --------  --------  -------
      Net Realized Gain (Loss) on
       Investments............................    (22)  (6,701)  (3,410)  (50,173)   17,275   48,550
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year...    874   (9,350)  (4,405) (299,839)   98,858   12,850
   Unrealized Gain (Loss) End of Year.........  1,840      874   (9,350) (442,572) (299,839)  98,858
                                               ------  -------  -------  --------  --------  -------
   Net Unrealized Gain (Loss) on Investments..    966   10,224   (4,945) (142,733) (398,697)  86,008
                                               ------  -------  -------  --------  --------  -------
      Net Gain (Loss) on Investments..........    944    3,523   (8,355) (192,906) (381,422) 134,558
Increase (Decrease) in Assets
 Resulting from Operations.................... 15,868    3,841    4,117  (189,101) (388,212) 133,985
                                               ======  =======  =======  ========  ========  =======

                                                  Index 500 Division         Contrafund Division
                                               ------------------------  ---------------------------
                                                2001    2000     1999      2001      2000     1999
                                               ------  -------  -------  --------  --------  -------
Investment Income:
   Dividend Income............................     --       --       --        --        --       --
Expenses:
   Mortality and Expense Charge...............    102       --       --         7        --       --
                                               ------  -------  -------  --------  --------  -------
      Net Investment Income (Expense).........   (102)      --       --        (7)       --       --
Net Realized Gain (Loss) on Investments
   Realized Gain Distributions................     --       --       --        --        --       --
   Proceeds from Sales........................    155       --       --        27        --       --
   Cost of Investments Sold...................    155       --       --        27        --       --
                                               ------  -------  -------  --------  --------  -------
      Net Realized Gain (Loss)
       on Investments.........................     --       --       --        --        --       --
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year...     --       --       --        --        --       --
   Unrealized Gain (Loss) End of Year.........  2,872       --       --       227        --       --
                                               ------  -------  -------  --------  --------  -------
   Net Unrealized Gain (Loss) on Investments..  2,872       --       --       227        --       --
                                               ------  -------  -------  --------  --------  -------
      Net Gain (Loss) on Investments..........  2,872       --       --       227        --       --
Increase (Decrease) in Assets Resulting from
 Operations...................................  2,770       --       --       220        --       --
                                               ======  =======  =======  ========  ========  =======

                          PARAGON SEPARATE ACCOUNT A

For the Years ended December 31, 2001, 2000, and 1999, except for the New World
                                Division which
  is for the period May 1, 2000 (inception) through December 31, 2000 and the
                       Equity Income Division, Index 500
  Division, Contrafund Division, Mid Cap Division, Emerging Growth Division,
                         Total Return Division and the
 New Discovery Division which are for the period September 7, 2001 (inception)
                          through December 31, 2001.

                                                                Emerging Growth   Total Return    New Discovery
                                              Mid Cap Division     Division         Division         Division
-                                             ----------------- --------------- ---------------- ----------------
                                               2001   2000 1999 2001  2000 1999 2001   2000 1999 2001   2000 1999
-                                             ------  ---- ---- ----  ---- ---- -----  ---- ---- -----  ---- ----
Investment Income:
   Dividend Income........................... $   --   --   --   --    --   --     --   --   --     --   --   --
Expenses:
   Mortality and Expense Charge..............     92   --   --   27    --   --     88   --   --     40   --   --
                                              ------   --   --  ---    --   --  -----   --   --  -----   --   --
      Net Investment (Expense)...............    (92)  --   --  (27)   --   --    (88)  --   --    (40)  --   --
Net Realized Gain on Investments
   Realized Gain Distributions...............     --   --   --   --    --   --     --   --   --     --   --   --
   Proceeds from Sales.......................    443   --   --  224    --   --     29   --   --    106   --   --
   Cost of Investments Sold..................    439   --   --  225    --   --     28   --   --    103   --   --
                                              ------   --   --  ---    --   --  -----   --   --  -----   --   --
      Net Realized Gain on Investments.......      4   --   --   (1)   --   --      1   --   --      3   --   --
Net Unrealized Gain (Loss) on Investments:
   Unrealized Gain (Loss) Beginning of Year..     --   --   --   --    --   --     --   --   --     --   --   --
   Unrealized Gain End of Year...............  4,541   --   --  661    --   --  2,068   --   --  3,107   --   --
                                              ------   --   --  ---    --   --  -----   --   --  -----   --   --
   Net Unrealized Gain on Investments........  4,541   --   --  661    --   --  2,068   --   --  3,107   --   --
                                              ------   --   --  ---    --   --  -----   --   --  -----   --   --
      Net Gain on Investments................  4,545   --   --  660    --   --  2,069   --   --  3,110   --   --
                                              ------   --   --  ---    --   --  -----   --   --  -----   --   --
Increase in Assets Resulting from Operations. $4,453   --   --  633    --   --  1,981   --   --  3,070   --   --
                                              ======   ==   ==  ===    ==   ==  =====   ==   ==  =====   ==   ==

                          PARAGON SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2001, 2000, and 1999, except for the New World
 Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Equity Income Division, Index 500 Division, Contrafund Division, Mid Cap Division, Emerging Growth Division, Total Return Division and the New
   Discovery Division which are for the period September 7, 2001 (inception)
                          through December 31, 2001.

                                                                       Cash Management Division
                                                                 ------------------------------------
                                                                     2001         2000        1999
                                                                 ------------  ----------  ----------
Operations:
   Net Investment Income (Expense).............................. $    122,842      (5,439)     96,476
   Net Realized Gain (Loss) on Investments......................       27,144       4,540      (6,668)
   Net Unrealized (Loss) Gain on Investments....................      (76,780)    122,042      12,717
                                                                 ------------  ----------  ----------
   Increase (Decrease) in Net Assets Resulting from Operations..       73,206     121,143     102,525
   Net Deposits into (Withdrawals from) Separate Account........      609,006    (507,224)    495,973
                                                                 ------------  ----------  ----------
      Increase (Decrease) in Net Assets.........................      682,212    (386,081)    598,498
Net Assets, Beginning of Year...................................    2,376,524   2,762,605   2,164,107
                                                                 ------------  ----------  ----------
Net Assets, End of Year......................................... $  3,058,736   2,376,524   2,762,605
                                                                 ============  ==========  ==========

                                                                            Growth Division
                                                                 ------------------------------------
                                                                     2001         2000        1999
                                                                 ------------  ----------  ----------
Operations:
   Net Investment Income (Expense).............................. $  2,475,931    (511,183)   (245,827)
   Net Realized Gain (Loss) on Investments......................   11,817,930   1,907,717   9,277,809
   Net Unrealized Gain (Loss) on Investments....................  (25,924,221)    703,971  12,054,718
                                                                 ------------  ----------  ----------
   Increase (Decrease) in Net Assets Resulting from Operations..  (11,630,360)  2,100,505  21,086,700
   Net Deposits into (Withdrawals from) Separate Account........   (1,570,166)    994,998   1,094,698
                                                                 ------------  ----------  ----------
      Increase (Decrease) in Net Assets.........................  (13,200,526)  3,095,503  22,181,398
Net Assets, Beginning of Year...................................   62,248,770  59,153,267  36,971,869
                                                                 ------------  ----------  ----------
Net Assets, End of Year......................................... $ 49,048,244  62,248,770  59,153,267
                                                                 ============  ==========  ==========

                                                                     High-Yield Bond Division
                                                                 -------------------------------
                                                                   2001       2000       1999
                                                                 ---------  ---------  ---------
Operations:
   Net Investment Income (Expense)..............................   393,674      4,093    336,535
   Net Realized Gain (Loss) on Investments......................   (74,868)   (35,169)   (41,584)
   Net Unrealized (Loss) Gain on Investments....................   (52,736)  (115,736)  (114,824)
                                                                 ---------  ---------  ---------
   Increase (Decrease) in Net Assets Resulting from Operations..   266,070   (146,812)   180,127
   Net Deposits into (Withdrawals from) Separate Account........   (61,614)    83,486     25,491
                                                                 ---------  ---------  ---------
      Increase (Decrease) in Net Assets.........................   204,456    (63,326)   205,618
Net Assets, Beginning of Year................................... 3,725,429  3,788,755  3,583,137
                                                                 ---------  ---------  ---------
Net Assets, End of Year......................................... 3,929,885  3,725,429  3,788,755
                                                                 =========  =========  =========
                                                                    U. S. Government/AAA-Rated
                                                                       Securities Division
                                                                 -------------------------------
                                                                   2001       2000       1999
                                                                 ---------  ---------  ---------
Operations:
   Net Investment Income (Expense)..............................   147,662     (6,892)   170,153
   Net Realized Gain (Loss) on Investments......................    20,879    (21,123)   (11,413)
   Net Unrealized Gain (Loss) on Investments....................    15,458    319,624   (198,568)
                                                                 ---------  ---------  ---------
   Increase (Decrease) in Net Assets Resulting from Operations..   183,999    291,609    (39,828)
   Net Deposits into (Withdrawals from) Separate Account........   284,478   (470,944)     9,536
                                                                 ---------  ---------  ---------
      Increase (Decrease) in Net Assets.........................   468,477   (179,335)   (30,292)
Net Assets, Beginning of Year................................... 2,839,401  3,018,736  3,049,028
                                                                 ---------  ---------  ---------
Net Assets, End of Year......................................... 3,307,878  2,839,401  3,018,736
                                                                 =========  =========  =========

                                                                       Growth-Income Division
                                                                 ----------------------------------
                                                                    2001        2000        1999
                                                                 ----------  ----------  ----------
Operations:
   Net Investment Income (Expense)..............................    806,428    (164,327)    273,684
   Net Realized Gain (Loss) on Investments......................  2,727,496     481,955   4,988,240
   Net Unrealized (Loss) Gain on Investments.................... (2,978,759)  1,621,364  (2,558,498)
                                                                 ----------  ----------  ----------
   Increase (Decrease) in Net Assets Resulting from Operations..    555,165   1,938,992   2,703,426
   Net Deposits into (Withdrawals from) Separate Account........    239,852  (1,258,729)    302,305
                                                                 ----------  ----------  ----------
      Increase (Decrease) in Net Assets.........................    795,017     680,263   3,005,731
Net Assets, Beginning of Year................................... 28,652,706  27,972,443  24,966,712
                                                                 ----------  ----------  ----------
Net Assets, End of Year......................................... 29,447,723  28,652,706  27,972,443
                                                                 ==========  ==========  ==========

                                                                      Asset Allocation Division
                                                                 ----------------------------------
                                                                    2001        2000        1999
                                                                 ----------  ----------  ----------
Operations:
   Net Investment Income (Expense)..............................    199,471     (28,875)    191,495
   Net Realized Gain (Loss) on Investments......................    456,511      41,099     575,659
   Net Unrealized Gain (Loss) on Investments....................   (670,676)    243,150    (330,829)
                                                                 ----------  ----------  ----------
   Increase (Decrease) in Net Assets Resulting from Operations..    (14,694)    255,374     436,325
   Net Deposits into (Withdrawals from) Separate Account........   (739,512)   (135,253)   (256,535)
                                                                 ----------  ----------  ----------
      Increase (Decrease) in Net Assets.........................   (754,206)    120,121     179,790
Net Assets, Beginning of Year...................................  7,108,580   6,988,459   6,808,669
                                                                 ----------  ----------  ----------
Net Assets, End of Year.........................................  6,354,374   7,108,580   6,988,459
                                                                 ==========  ==========  ==========

                See Accompanying Notes to Financial Statements

                          PARAGON SEPARATE ACCOUNT A

For the years ended December 31, 2001, 2000, and 1999, except for the New World
 Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Equity Income Division, Index 500 Division, Contrafund Division, Mid Cap Division, Emerging Growth Division, Total Return Division and the New
   Discovery Division which are for the period September 7, 2001 (inception)
                          through December 31, 2001.

                                                                        International Divison
                                                                 -----------------------------------
                                                                    2001         2000        1999
                                                                 -----------  ----------  ----------
Operations:
   Net Investment Income (Expense).............................. $   293,398    (138,566)    136,162
   Net Realized (Loss) Gain on Investments......................   2,693,474     855,078   2,166,289
   Net Unrealized Gain (Loss) on Investments....................  (6,081,053) (5,191,824)  6,001,490
                                                                 -----------  ----------  ----------
   Increase (Decrease) in Net Assets Resulting from Operations..  (3,094,181) (4,475,312)  8,303,941
   Net Deposits into (Withdrawals from) Separate Account........  (1,098,459)    341,668     157,446
                                                                 -----------  ----------  ----------
      Increase (Decrease) in Net Assets.........................  (4,192,640) (4,133,644)  8,461,387
Net Assets, Beginning of Year...................................  15,241,035  19,374,679  10,913,292
                                                                 -----------  ----------  ----------
Net Assets, End of Year......................................... $11,048,395  15,241,035  19,374,679
                                                                 ===========  ==========  ==========
                                                                 Global Small Capitalization Division
                                                                 -----------------------------------
                                                                    2001         2000        1999
                                                                 -----------  ----------  ----------
Operations:
   Net Investment Income (Expense).............................. $     3,805      (6,790)       (573)
   Net Realized (Loss) Gain on Investments......................     (50,173)     17,275      48,550
   Net Unrealized Gain (Loss) on Investments....................    (142,733)   (398,697)     86,008
                                                                 -----------  ----------  ----------
   Increase (Decrease) in Net Assets Resulting from Operations..    (189,101)   (388,212)    133,985
   Net Deposits into (Withdrawals from) Separate Account........      77,755   1,181,464     306,127
                                                                 -----------  ----------  ----------
      Increase (Decrease) in Net Assets.........................    (111,346)    793,252     440,112
Net Assets, Beginning of Year...................................   1,306,266     513,014      72,902
                                                                 -----------  ----------  ----------
Net Assets, End of Year......................................... $ 1,194,920   1,306,266     513,014
                                                                 ===========  ==========  ==========

                                                                      Global Growth Divison             Bond Division
                                                                 ------------------------------- --------------------------
                                                                   2001       2000       1999     2001      2000     1999
                                                                 ---------  ---------  --------- -------  --------  -------
Operations:
   Net Investment Income (Expense)..............................    45,185    (11,244)     4,100  14,924       318   12,472
   Net Realized (Loss) Gain on Investments......................   (26,776)    47,054     48,982     (22)   (6,701)  (3,410)
   Net Unrealized Gain (Loss) on Investments....................  (290,775)  (519,764)   304,528     966    10,224   (4,945)
                                                                 ---------  ---------  --------- -------  --------  -------
   Increase (Decrease) in Net Assets Resulting from Operations..  (272,366)  (483,954)   357,610  15,868     3,841    4,117
   Net Deposits into (Withdrawals from) Separate Account........   (39,137) 1,170,015    508,572 320,815  (101,725) (35,581)
                                                                 ---------  ---------  --------- -------  --------  -------
      Increase (Decrease) in Net Assets.........................  (311,503)   686,061    866,182 336,683   (97,884) (31,464)
Net Assets, Beginning of Year................................... 1,769,609  1,083,548    217,366  93,050   190,934  222,398
                                                                 ---------  ---------  --------- -------  --------  -------
Net Assets, End of Year......................................... 1,458,106  1,769,609  1,083,548 429,733    93,050  190,934
                                                                 =========  =========  ========= =======  ========  =======
                                                                       New World Division          Equity Income Division
                                                                 ------------------------------- --------------------------
                                                                   2001       2000       1999     2001      2000     1999
                                                                 ---------  ---------  --------- -------  --------  -------
Operations:
   Net Investment Income (Expense)..............................      (222)        --         --     (92)       --       --
   Net Realized (Loss) Gain on Investments......................    (1,911)        --         --       2        --       --
   Net Unrealized Gain (Loss) on Investments....................      (550)        --         --   3,669        --       --
                                                                 ---------  ---------  --------- -------  --------  -------
   Increase (Decrease) in Net Assets Resulting from Operations..    (2,683)        --         --   3,579        --       --
   Net Deposits into (Withdrawals from) Separate Account........    17,458     36,033         --  64,585        --       --
                                                                 ---------  ---------  --------- -------  --------  -------
      Increase (Decrease) in Net Assets.........................    14,775     36,033         --  68,164        --       --
Net Assets, Beginning of Year...................................    36,033         --         --      --        --       --
                                                                 ---------  ---------  --------- -------  --------  -------
Net Assets, End of Year.........................................    50,808     36,033         --  68,164        --       --
                                                                 =========  =========  ========= =======  ========  =======

                See Accompanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                      STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2001, 2000, and 1999, except for the New World
 Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Equity Income Division, Index 500 Division, Contrafund Division, Mid Cap Division, Emerging Growth Division, Total Return Division and the New
   Discovery Division which are for the period September 7, 2001 (inception)
                          through December 31, 2001.

                                                      Index 500 Division Contrafund Division  Mid Cap Division
                                                      ------------------ ------------------- ------------------
                                                       2001    2000 1999  2001     2000 1999  2001    2000 1999
                                                      -------  ---- ---- ------    ---- ---- -------  ---- ----
Operations:
   Net Investment (Expense).......................... $  (102)  --   --      (7)    --   --      (92)  --   --
   Net Realized Gain (Loss) on Investments...........      --   --   --      --     --   --        4   --   --
   Net Unrealized Gain on Investments................   2,872   --   --     227     --   --    4,541   --   --
                                                      -------   --   --  ------     --   --  -------   --   --
   Increase in Net Assets Resulting from Operations..   2,770   --   --     220     --   --    4,453   --   --
   Net Deposits into Separate Account................  67,962   --   --   7,085     --   --  124,798   --   --
                                                      -------   --   --  ------     --   --  -------   --   --
      Increase in Net Assets.........................  70,732   --   --   7,305     --   --  129,251   --   --
                                                      -------   --   --  ------     --   --  -------   --   --
Net Assets, Beginning of Year........................      --   --   --      --     --   --       --   --   --
                                                      -------   --   --  ------     --   --  -------   --   --
Net Assets, End of Year.............................. $70,732   --   --   7,305     --   --  129,251   --   --
                                                      =======   ==   ==  ======     ==   ==  =======   ==   ==
                                                       Emerging Growth      Total Return       New Discovery
                                                           Division           Division            Division
                                                      ------------------ ------------------- ------------------
                                                       2001    2000 1999  2001     2000 1999  2001    2000 1999
                                                      -------  ---- ---- ------    ---- ---- -------  ---- ----
Operations:
   Net Investment (Expense).......................... $   (27)  --   --     (88)    --   --      (40)  --   --
   Net Realized Gain (Loss) on Investments...........      (1)  --   --       1     --   --        3   --   --
   Net Unrealized Gain on Investments................     661   --   --   2,068     --   --    3,107   --   --
                                                      -------   --   --  ------     --   --  -------   --   --
   Increase in Net Assets Resulting from Operations..     633   --   --   1,981     --   --    3,070   --   --
   Net Deposits into Separate Account................  66,072   --   --  59,747     --   --   68,417   --   --
                                                      -------   --   --  ------     --   --  -------   --   --
      Increase in Net Assets.........................  66,705   --   --  61,728     --   --   71,487   --   --
Net Assets, Beginning of Year........................      --   --   --      --     --   --       --   --   --
                                                      -------   --   --  ------     --   --  -------   --   --
Net Assets, End of Year.............................. $66,705   --   --  61,728     --   --   71,487   --   --
                                                      =======   ==   ==  ======     ==   ==  =======   ==   ==

                See Accmpanying Notes to Financial Statements.

                          PARAGON SEPARATE ACCOUNT A

                         Notes to Financial Statements

                               December 31, 2001

(1) Organization

Paragon Life Insurance Company (Paragon) established Paragon Separate Account A (the "Separate Account") on October 30, 1987. The Separate Account commenced operations on October 24, 1989 and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account receives and invests net premiums for flexible premium group variable life insurance policies that are issued by Paragon. The Separate Account is divided in eighteen Fund Divisions (the Divisions), which invest exclusively in corresponding shares of American Financial Insurance Series (American Series), Fidelity Variable Insurance Products Fund (Fidelity VIPI), Fidelity Variable Insurance Products Fund II (Fidelity VIPII), Fidelity Variable Insurance Products Fund III (Fidelity VIPIII) and MFS Variable Insurance Trust (MFS), open-end, diversified management investment companies. These funds are the AFIS Cash Management, AFIS High-Yield Bond, AFIS Growth-Income, AFIS Growth, AFIS U.S. Government/ AAA-Rated Securities, AFIS Asset Allocation, AFIS International, AFIS Global Growth, AFIS Bond, AFIS Global Small Capitalization, AFIS New World Fund, Fidelity Equity Income, Fidelity Index 500, Fidelity Contrafund, Fidelity Mid Cap, MFS Emerging Growth, MFS Total Return and MFS New Discovery. Policyholders have the option of directing their premium payments into any or all of the Divisions.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  Investments

The investments of the respective divisions of the separate account in the Funds are valued daily based on the net asset values of the respective fund shares held. The average cost method is used in determining the cost of shares sold on withdrawals by the Divisions of the Separate Account. Share transactions are recorded consistent with trade date accounting. All dividends and realized gain distributions are recorded on the ex-dividend date and are immediately reinvested.

  Federal Income Taxes

The operations of the Separate Account, including its Divisions, are treated as part of Paragon for income tax purposes. Under existing Federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no Federal income tax has been provided.

  Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions with respect to amounts reported in the financial statements. Actual results could differ from those estimates.

(3) Policy Charges

Charges are deducted from the respective divisions of the Separate Account in accordance with the provisions of the policies to compensate Paragon for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, incurring expenses in distributing the policies, and assuming certain risks in connection with the policy.

                        PARAGON LIFE INSURANCE COMPANY

  Premium Expense Charge

Certain policies include a provision that premium payments may be reduced by a premium expense charge. The premium expense charge, if any, is determined by the costs associated with distributing the policy and is equal to 1%, 2.5% or 3.5% of the premium paid. The premium expense charge compensates Paragon for providing the insurance benefits set forth in the policies, incurring expenses of distributing the policies, and assuming certain risks in connection with the policies. In addition, some polices have a premium tax assessment equal to 2% to 2.25% to reimburse Paragon for premium taxes incurred. The premium payment less premium expense and premium tax charges equals the net premium that is invested in the underlying separate account.

  Monthly Expense Charge

Paragon has responsibility for the administration of the policies and the Separate Account. As reimbursement for expenses related to the acquisition and maintenance of each policy and the Separate Account, Paragon assesses a monthly administration charge to each policy. This charge, which varies due to the size of the group, has a maximum of $6.00 per month during the first 12 policy months and $3.50 per month thereafter.

  Cost of Insurance

The cost of insurance is deducted on each monthly anniversary for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increase in face amount. Paragon determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

  Optional Rider Benefits Charge

The optional rider benefits charge is a monthly deduction for any additional benefits provided by policy riders.

  Surrender or Contingent Deferred Sales Charge

During the first policy year, certain policies include a provision for a charge upon surrender or lapse of the policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount assessed under the policy terms, if any, depends upon the cost associated with distributing the particular policies. The amount of any charge depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received by Paragon, and the policy year in which the surrender or other event takes place.

  Mortality and Expense Charge

In addition to the above contract charges, a daily charge is made against the operations of each division for the mortality and expense risks assumed by Paragon. For policies sold as Employer Sponsored Plans, Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .0000206% of the net assets which equals an annual rate of .75% of those net assets. For policies sold as Group American Plus, Paragon deducts a daily charge from the Divisions of the Separate Account at the rate of .0024547% of the net assets which equals an annual rate of .90% of those net assets. The mortality risk assumed by Paragon is that insureds may die sooner than anticipated and that, therefore, Paragon will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

                          PARAGON SEPARATE ACCOUNT A

Note (4) Purchases and Sales

For the years ended December 31, 2001, 2000, and 1999, except for the New World Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Equity Income Division, Index 500 Division, Contrafund Division, Mid Cap Division, Emerging Growth Division, Total Return Division and the New Discovery Division which are for the period September 7, 2001 (inception) through December 31, 2001.

             Cash Management Division       High-Yield Division       Growth-Income Division
          ------------------------------ ------------------------- -----------------------------
             2001      2000      1999     2001     2000     1999     2001      2000      1999
          ---------- --------- --------- ------- --------- ------- --------- --------- ---------
Purchases $1,887,865   802,266 1,482,069 508,292   452,509 584,077 2,897,412 1,877,229 3,137,946
Sales.... $1,284,267 1,330,581 1,005,867 595,757   405,144 582,087 2,904,545 3,328,075 3,021,189

                                             U.S. Government/
                                           AAA-Rated Securities
                 Growth Division                 Division            Asset Allocation Division
          ------------------------------ ------------------------- -----------------------------
             2001      2000      1999     2001     2000     1999     2001      2000      1999
          ---------- --------- --------- ------- --------- ------- --------- --------- ---------
Purchases $3,047,883 4,557,450 4,831,538 648,134   360,086 389,407   663,117   734,284   776,736
Sales.... $5,176,650 3,900,987 4,078,426 405,406   843,106 403,213 1,481,242   911,089 1,089,565

              International Division      Global Growth Division           Bond Division
          ------------------------------ ------------------------- -----------------------------
             2001      2000      1999     2001     2000     1999     2001      2000      1999
          ---------- --------- --------- ------- --------- ------- --------- --------- ---------
Purchases $1,315,714 1,841,967 1,866,011 361,128 1,466,155 542,031   355,464    51,565    66,106
Sales.... $2,512,047 1,646,367 1,813,710 434,646   289,756  38,390    38,509   152,815   103,342

           Global Small Capitalization
                     Division               New World Division        Equity Income Division
          ------------------------------ ------------------------- -----------------------------
             2001      2000      1999     2001     2000     1999     2001      2000      1999
          ---------- --------- --------- ------- --------- ------- --------- --------- ---------
Purchases $  331,462 1,429,996   344,832  81,319        --      --    63,222        --        --
Sales.... $  285,822   240,823    40,096  28,241        --      --        65        --        --

                Index 500 Division          Contrafund Division          Mid Cap Division
          ------------------------------ ------------------------- -----------------------------
             2001      2000      1999     2001     2000     1999     2001      2000      1999
          ---------- --------- --------- ------- --------- ------- --------- --------- ---------
Purchases $   66,073        --        --   6,905        --      --   123,391        --        --
Sales.... $      155        --        --      27        --      --       443        --        --

             Emerging Growth Division      Total Return Division      New Discovery Division
          ------------------------------ ------------------------- -----------------------------
             2001      2000      1999     2001     2000     1999     2001      2000      1999
          ---------- --------- --------- ------- --------- ------- --------- --------- ---------
Purchases $   66,050        --        --  59,092        --      --    68,469        --        --
Sales.... $      224        --        --      29        --      --       106        --        --

The purchases above do not include dividends and realized gains from distributions that have been reinvested into the respective divisions.

                          PARAGON SEPARATE ACCOUNT A

Note (5) Accumulation of Unit Activity

The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2001, 2000 and 1999 except for the New World Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Equity Income Division, Index 500 Division, Contrafund Division, Mid Cap Division, Emerging Growth Division, Total Return Division, and the New Discovery Division which are for the period September 7, 2001 (inception) through December 31, 2001.

                                             Cash Management           High-Yield Bond             Growth-Income
                                                Division                   Division                  Division
                                        ------------------------- -------------------------  -------------------------
                                          2001    2000     1999    2001     2000     1999     2001     2000     1999
                                        -------- -------  ------- -------  -------  -------  -------  -------  -------
Net Increase (Decrease) in Units
  Deposits............................. $106,667  48,753   93,130  17,932   15,415   19,790   39,629   24,170   43,326
  Withdrawals..........................   72,211  79,372   62,101  19,928   12,701   18,983   36,985   40,833   38,900
                                        -------- -------  ------- -------  -------  -------  -------  -------  -------
    Net Increase (Decrease) in Units...   34,456 (30,619)  31,029  (1,996)   2,714      807    2,644  (16,663)   4,426
Outstanding Units, Beginning of Year...  137,200 167,819  136,790 125,067  122,353  121,546  342,938  359,601  355,175
                                        -------- -------  ------- -------  -------  -------  -------  -------  -------
Outstanding Units, End of Year......... $171,656 137,200  167,819 123,071  125,067  122,353  345,582  342,938  359,601
                                        ======== =======  ======= =======  =======  =======  =======  =======  =======

                                        U.S. Government/AAA-Rated
                                           Securities Division    Asset Allocation Division   International Division
                                        ------------------------- -------------------------  -------------------------
                                          2001    2000     1999    2001     2000     1999     2001     2000     1999
                                        -------- -------  ------- -------  -------  -------  -------  -------  -------
Net Increase (Decrease) in Units
  Deposits............................. $ 30,859  17,811   20,540  24,596   25,175   27,915   55,647   49,043   73,275
  Withdrawals..........................   18,454  41,187   20,135  48,974   29,901   36,665  100,674   41,916   66,636
                                        -------- -------  ------- -------  -------  -------  -------  -------  -------
    Net Increase (Decrease) in Units...   12,405 (23,376)     405 (24,378)  (4,726)  (8,750) (45,027)   7,127    6,639
Outstanding Units, Beginning of Year...  131,105 154,481  154,076 229,842  234,568  243,318  501,259  494,132  487,493
                                        -------- -------  ------- -------  -------  -------  -------  -------  -------
Outstanding Units, End of Year......... $143,510 131,105  154,481 205,464  229,842  234,568  456,232  501,259  494,132
                                        ======== =======  ======= =======  =======  =======  =======  =======  =======

                                                 Growth
                                                Division
                                        ------------------------
                                         2001     2000    1999
                                        -------  ------- -------
Net Increase (Decrease) in Units
  Deposits.............................  29,886   28,936  45,334
  Withdrawals..........................  43,345   23,749  36,311
                                        -------  ------- -------
    Net Increase (Decrease) in Units... (13,459)   5,187   9,023
Outstanding Units, Beginning of Year... 415,073  409,886 400,863
                                        -------  ------- -------
Outstanding Units, End of Year......... 401,614  415,073 409,886
                                        =======  ======= =======


                                         Global Growth Division
                                        ------------------------
                                         2001     2000    1999
                                        -------  ------- -------
Net Increase (Decrease) in Units
  Deposits.............................  23,210   61,636  32,866
  Withdrawals..........................  26,451   14,167   2,223
                                        -------  ------- -------
    Net Increase (Decrease) in Units...  (3,241)  47,469  30,643
Outstanding Units, Beginning of Year...  93,797   46,328  15,685
                                        -------  ------- -------
Outstanding Units, End of Year.........  90,556   93,797  46,328
                                        =======  ======= =======

                          PARAGON SEPARATE ACCOUNT A

Note (5) Accumulation of Unit Activity

The following is a reconciliation of the accumulation of unit activity for the years ended December 31, 2001, 2000 and 1999 except for the New World Division which is for the period May 1, 2000 (inception) through December 31, 2000 and the Equity Income Division, Index 500 Division, Contrafund Division, Mid Cap Division, Emerging Growth Division, Total Return Division, and the New Discovery Division which are for the period September 7, 2001 (inception) through December 31, 2001.

                                                       Bond                Global Small          New World      Equity Income
                                                     Division         Capitalization Division     Division        Division
                                              ----------------------  ----------------------- ---------------- ---------------
                                               2001    2000    1999    2001    2000    1999   2001  2000  1999 2001  2000 1999
                                              ------- ------  ------  ------  ------  ------  ----- ----- ---- ----- ---- ----
Net Increase (Decrease) in Units
  Deposits................................... $29,048  4,417   6,032  26,322  68,286  22,912  4,338 3,614  --  1,814  --   --
  Withdrawals................................   3,088 13,433   9,223  21,860  13,651   3,634  2,537    --  --      1  --   --
                                              ------- ------  ------  ------  ------  ------  ----- -----  --  -----  --   --
       Net Increase (Decrease) in Units......  25,960 (9,016) (3,191)  4,462  54,635  19,278  1,801 3,614  --  1,813  --   --
Outstanding Units, Beginning of Year.........   7,891 16,907  20,098  81,060  26,425   7,147  3,614    --  --     --  --   --
                                              ------- ------  ------  ------  ------  ------  ----- -----  --  -----  --   --
Outstanding Units, End of Year............... $33,851  7,891  16,907  85,522  81,060  26,425  5,415 3,614  --  1,813  --   --
                                              ======= ======  ======  ======  ======  ======  ===== =====  ==  =====  ==   ==

                                                     Index 500              Contrafund            Mid Cap      Emerging Growth
                                                     Division                Division             Division        Division
                                              ----------------------  ----------------------- ---------------- ---------------
                                               2001    2000    1999    2001    2000    1999   2001  2000  1999 2001  2000 1999
                                              ------- ------  ------  ------  ------  ------  ----- ----- ---- ----- ---- ----
Net Increase (Decrease) in Units
  Deposits................................... $   482     --      --     277      --      --  6,649    --  --  3,417  --   --
  Withdrawals................................       1     --      --       1      --      --     21    --  --     11  --   --
                                              ------- ------  ------  ------  ------  ------  ----- -----  --  -----  --   --
       Net Increase in Units.................     481     --      --     276      --      --  6,628    --  --  3,406  --   --
Outstanding Units, Beginning of Year.........      --     --      --      --      --      --     --    --  --     --  --   --
                                              ------- ------  ------  ------  ------  ------  ----- -----  --  -----  --   --
Outstanding Units, End of Year............... $   481     --      --     276      --      --  6,628    --  --  3,406  --   --
                                              ======= ======  ======  ======  ======  ======  ===== =====  ==  =====  ==   ==

                                                   Total Return            New Discovery
                                                     Division                Division
                                              ----------------------  -----------------------
                                               2001    2000    1999    2001    2000    1999
                                              ------- ------  ------  ------  ------  ------
Net Increase (Decrease) in Units
  Deposits................................... $ 2,841     --      --   4,481      --      --
  Withdrawals................................      --     --      --       5      --      --
                                              ------- ------  ------  ------  ------  ------
       Net Increase in Units.................   2,841     --      --   4,476      --      --
Outstanding Units, Beginning of Year.........      --     --      --      --      --      --
                                              ------- ------  ------  ------  ------  ------
Outstanding Units, End of Year...............                             --
                                              $ 2,841     --      --  ------
                                              ======= ======  ======  ======  ======  ======

                          PARAGON SEPARATE ACCOUNT A

                            SCHEDULE OF INVESTMENTS

                               December 31, 2001

                                                Number
                                               of Shares Market Value    Cost
                                               --------- ------------ -----------
American Funds Insurance Series:
   Cash Management Fund.......................   268,898 $ 3,068,123  $ 3,047,573
   High-Yield Bond Fund.......................   332,512   3,916,985    4,390,217
   Growth-Income Fund.........................   927,516  29,402,263   29,981,733
   Growth Fund................................ 1,105,568  48,976,649   53,612,668
   U.S. Government/AAA-Rated Securities Fund..   277,021   3,288,239    3,132,165
   Asset Allocation Fund......................   442,217   6,323,705    6,334,424
   International Fund.........................   918,794  11,034,713   14,641,080
   Global Growth Fund.........................   108,219   1,452,300    1,936,063
   Bond Fund..................................    40,976     427,790      425,950
   Global Small Capitalization Fund...........   103,178   1,188,616    1,631,188
   New World Fund.............................     5,368      50,678       51,228
Fidelity Variable Insurance Products Fund:
   Equity Income Portfolio....................     2,938      66,828       63,159
Fidelity Variable Insurance Products Fund II:
   Index 500 Portfolio........................       529      68,790       65,918
   Contrafund Portfolio.......................       353       7,105        6,878
Fidelity Variable Insurance Products Fund III:
   Mid Cap Portfolio..........................     6,505     127,492      122,951
MFS Variable Insurance Trust:
   Emerging Growth Series.....................     3,698      66,486       65,825
   Total Return Series........................     3,285      61,132       59,064
   New Discovery Series.......................     4,681      71,473       68,366

                          PARAGON SEPARATE ACCOUNT A

                             FINANCIAL HIGHLIGHTS

                                    As of December 31, 2001                 For the year ended December 31, 2001
                            --------------------------------------- -----------------------------------------------------
                            Total Units      Unit                    Investment     Expense Ratio**     Total Return***
                               Held       Fair Value    Net Assets  Income Ratio* (lowest to highest) (highest to lowest)
                            ----------- --------------- ----------- ------------- ------------------- -------------------
Cash Management Division...   171,656   $  17.82, 17.81 $ 3,058,736     5.36%        0.75%, 0.90%          2.89%, 2.83%
High-Yield Bond Division...   123,071      31.94, 31.91   3,929,885    10.92%        0.75%, 0.90%          7.22%, 7.12%
Growth-Income Division.....   345,582      85.23, 85.17  29,447,723     3.50%        0.75%, 0.90%          2.01%, 1.94%
Growth Division............   401,614    122.16, 122.07  49,048,244     5.41%        0.75%, 0.90%      -18.54%, -18.60%
U.S. Government/
 AAA-Rated Securities
 Division..................   143,510      23.05, 23.04   3,307,878     5.65%        0.75%, 0.90%          6.42%, 6.37%
Asset Allocation Division..   205,464      30.93, 30.91   6,354,374     3.83%        0.75%, 0.90%         0.00%, -0.06%
International Division.....   456,232      24.22, 24.21  11,048,395     3.02%        0.75%, 0.90%      -20.36%, -20.39%
Global Growth Division.....    90,556      16.11, 16.09   1,458,106     3.56%        0.75%, 0.90%      -14.63%, -14.73%
Bond Division..............    33,851      12.70, 12.69     429,733     6.25%        0.75%, 0.90%          7.72%, 7.63%
Global Small Capitalization
 Division..................    85,522      13.97, 13.96   1,194,920     1.06%        0.75%, 0.90%      -13.28%, -13.35%
New World Division.........     5,415        9.38, 9.38      50,808     0.16%        0.75%, 0.90%        -5.92%, -5.92%
Equity Income Division.....     1,813        37.60           68,164     0.00%           0.75%                8.24%
Index 500 Division.........       481       147.18           70,732     0.00%           0.75%                9.34%
Contrafund Division........       276        26.43            7,305     0.00%           0.75%                6.13%
Mid Cap Division...........     6,628        19.50          129,251     0.00%           0.75%                9.37%
Emerging Growth Division...     3,406        19.58           66,705     0.00%           0.75%               21.46%
Total Return Division......     2,841        21.72           61,728     0.00%           0.75%                5.04%
New Discovery Division.....     4,476        15.97           71,487     0.00%           0.75%               27.76%

--------
  *These amounts represent the dividends, excluding distributions of capital gains, received by the Fund Divisions from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Fund Division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. For periods in which a Fund Division commenced or ceased operations, the investment income ratio is not annualized.
 **These ratios represent the annualized contract expenses of each of the Fund
   Divisions of the separate account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                  APPENDIX A

                Illustrations of Death Benefits and Cash Values

   The following tables illustrate how the Cash Value, Cash Surrender Value and Death Benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and Death Benefit of a Policy issued to an Insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6% or 12%. In addition, the Cash Values, Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy years.

   The tables illustrate a Policy issued to an Insured, age 40, in a group that is 75% male, 25% female and had 2,500 eligible employees. The tables show the results for each of the possible sales charges under the Policies: assuming a group contract determination under OBRA (1) if the sales charges are assumed to be zero ("0"); and (2) if the sales charges are assumed to be a contingent deferred sales charge of 30% and a premium expense charge of zero ("0"). In each situation the monthly administrative charge is assumed to be $4.50 during the first Policy Year and $2.00 in subsequent Policy Years. If a particular Policy has different sales or administrative charges or if a particular group is larger or smaller or has a different gender mix, the Cash Values, Cash Surrender Values and Death Benefits would vary from those shown in the tables. The illustrations reflect the deduction of a 2 percent premium tax charge.

   The Cash Value column under the "Guaranteed" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above (except for the contingent deferred sales charge) and monthly charges for the cost of insurance based on the guaranteed rate which 125% of the maximum allowed under the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Surrender Value" column under the "Guaranteed" heading shows the projected Cash Surrender Values of the Policy, which are calculated by taking the Cash Value under the "Guaranteed" heading and deducting each of the contingent deferred sales charges available under the Policies. The "Cash Value" column under the "Current" heading shows the accumulated value of the premiums paid reflecting deduction of the charges described above (except for of the contingent deferred sales charge) and monthly charges for the cost of insurance at the current level for a group that is 75 percent male, 25 percent female, which is less than or equal to 125% of the maximum allowed by the 1980 Commissioners Standard Ordinary Mortality Table C. The "Cash Surrender Value" column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting each of the contingent deferred sales charges available under the Policies. The illustrations of Death Benefits reflect the above assumptions. The Death Benefits also vary between tables depending upon whether Level Type (Option A) or Increasing Type (Option B) Death Benefits are illustrated.


   The amounts shown for the Cash Value, Cash Surrender Value, and Death Benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, an investment advisory fee of .564%, representing the average of the fees incurred in 2001 by the Funds in which the Divisions invest (the actual investment advisory fee is shown in the Fund prospectus) and a 0.82% charge that is an estimate of the Funds' expenses based on the average of the actual expenses incurred in fiscal year 2001. These charges take into account expense reimbursement arrangements expected to be in place for 2002 for some of the Funds. In the absence of the reimbursement arrangements for some of the Funds, these charges would have totaled .564% and .105% respectively. After deduction for these amounts, with reimbursement, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.546%, 4.454%, and 10.454%, respectively.


   The hypothetical values shown in the tables reflect all fees and charges under the Policy, including the premium expense charge, the premium tax charge, and all components of the monthly deduction. They do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefit and Cash Value illustrated. (See "Federal Tax Matters.") Additionally, the hypothetical values shown in the tables assume that the Policy for which values are illustrated is not deemed an individual policy under OBRA, and therefore the values do not reflect the additional 1% premium expense charge for the Company's increased federal tax liabilities.

   The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, and if no Policy loans have been made. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

   Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, group size and gender mix, the Face Amount and premium requested, the proposed frequency of premium payments, and any available riders requested.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

       FACE AMOUNT OF COVERAGE: $80,000        AGE: 40
       DEATH BENEFIT OPTION: A                 ANNUAL PREMIUM: $1200,00
       PREMIUM EXPENSE CHARGE: 0.00%           (Monthly Premium: $100.00)
       CONTINGENT DEFERRED SALES CHARGE: 0.00% PREMIUM TAX: 2.00%


                         FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -1.546%)
                     ----------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- --------------------------
                      CASH                      CASH
              PREM    SURR     CASH    DEATH    SURR     CASH     DEATH
        YR  AT 5.00%  VALUE    VALUE  BENEFIT   VALUE    VALUE   BENEFIT
        --  --------  ------  ------  -------  -------  -------  -------
          1 $ 1,232  $  827   $  827  $80,000  $   986  $   986  $80,000
          2   2,526   1,649    1,649   80,000    1,974    1,974   80,000
          3   3,884   2,437    2,437   80,000    2,935    2,935   80,000
          4   5,311   3,188    3,188   80,000    3,868    3,868   80,000
          5   6,809   3,905    3,905   80,000    4,770    4,770   80,000
          6   8,381   4,584    4,584   80,000    5,641    5,641   80,000
          7  10,033   5,226    5,226   80,000    6,480    6,480   80,000
          8  11,766   5,830    5,830   80,000    7,287    7,287   80,000
          9  13,587   6,393    6,393   80,000    8,058    8,058   80,000
         10  15,499   6,913    6,913   80,000    8,793    8,793   80,000
         11  17,506   7,387    7,387   80,000    9,491    9,491   80,000
         12  19,614   7,811    7,811   80,000   10,149   10,149   80,000
         13  21,826   8,180    8,180   80,000   10,768   10,768   80,000
         14  24,150   8,487    8,487   80,000   11,344   11,344   80,000
         15  26,590   8,728    8,728   80,000   11,877   11,877   80,000
         16  29,152   8,904    8,904   80,000   12,358   12,358   80,000
         17  31,841   9,008    9,008   80,000   12,787   12,787   80,000
         18  34,666   9,042    9,042   80,000   13,162   13,162   80,000
         19  37,631   9,000    9,000   80,000   13,475   13,475   80,000
         20  40,745   8,875    8,875   80,000   13,723   13,723   80,000
         25  58,812   6,517    6,517   80,000   13,643   13,643   80,000
         30  81,869       0        0        0   10,008   10,008   80,000

--------
 * These values reflect investment results using guaranteed cost of insurance rates.
 **These values reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

       FACE AMOUNT OF COVERAGE: $80,000        AGE:40
       DEATH BENEFIT OPTION: A                 ANNUAL PREMIUM: $1,200.00
       PREMIUM EXPENSE CHARGE: 0.00%           (Monthly Premium: $100.00)
       CONTINGENT DEFERRED SALES CHARGE: 0.00% PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.454%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     -------------------------- ------------------------
                      CASH                       CASH
              PREM    SURR     CASH     DEATH    SURR     CASH    DEATH
        YR  AT 5.00%  VALUE    VALUE   BENEFIT   VALUE    VALUE  BENEFIT
        --  -------- -------  -------  -------  -------  ------- -------
          1 $ 1,232  $   854  $   854  $80,000  $ 1,018  $ 1,018 $80,000
          2   2,526    1,755    1,755   80,000    2,100    2,100  80,000
          3   3,884    2,673    2,673   80,000    3,218    3,218  80,000
          4   5,311    3,609    3,609   80,000    4,372    4,372  80,000
          5   6,809    4,563    4,563   80,000    5,561    5,561  80,000
          6   8,381    5,534    5,534   80,000    6,787    6,787  80,000
          7  10,033    6,524    6,524   80,000    8,051    8,051  80,000
          8  11,766    7,530    7,530   80,000    9,352    9,352  80,000
          9  13,587    8,553    8,553   80,000   10,689   10,689  80,000
         10  15,499    9,591    9,591   80,000   12,065   12,065  80,000
         11  17,506   10,642   10,642   80,000   13,479   13,479  80,000
         12  19,614   11,702   11,702   80,000   14,933   14,933  80,000
         13  21,826   12,768   12,768   80,000   16,427   16,427  80,000
         14  24,150   13,835   13,835   80,000   17,962   17,962  80,000
         15  26,590   14,900   14,900   80,000   19,541   19,541  80,000
         16  29,152   15,964   15,964   80,000   21,157   21,157  80,000
         17  31,841   17,024   17,024   80,000   22,815   22,815  80,000
         18  34,666   18,081   18,081   80,000   24,516   24,516  80,000
         19  37,631   19,133   19,133   80,000   26,259   26,259  80,000
         20  40,745   20,176   20,176   80,000   28,044   28,044  80,000
         25  58,812   24,924   24,924   80,000   37,559   37,559  80,000
         30  81,869   27,841   27,841   80,000   48,072   48,072  80,000

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

       FACE AMOUNT OF COVERAGE: $80,000        AGE:40
       DEATH BENEFIT OPTION: A                 ANNUAL PREMIUM: $1,200.00
       PREMIUM EXPENSE CHARGE: 0.00%           (Monthly Premium: $100.00)
       CONTINGENT DEFERRED SALES CHARGE: 0.00% PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN at 12.00% (NET RATE at 10.454%)
                    -----------------------------------------------------
                           GUARANTEED*                          CURRENT**
                    --------------------------          --------------------------
                     CASH                                CASH
             PREM    SURR     CASH              DEATH    SURR     CASH     DEATH
       YR  at 5.00%  VALUE    VALUE            BENEFIT   VALUE    VALUE   BENEFIT
       --  -------- -------- --------          -------- -------- -------- --------
         1 $ 1,232  $    880 $    880          $ 80,000 $  1,050 $  1,050 $ 80,000
         2   2,526     1,862    1,862            80,000    2,229    2,229   80,000
         3   3,884     2,924    2,924            80,000    3,518    3,518   80,000
         4   5,311     4,073    4,073            80,000    4,929    4,929   80,000
         5   6,809     5,320    5,320            80,000    6,471    6,471   80,000
         6   8,381     6,674    6,674            80,000    8,160    8,160   80,000
         7  10,033     8,146    8,146            80,000   10,009   10,009   80,000
         8  11,766     9,748    9,748            80,000   12,034   12,034   80,000
         9  13,587    11,494   11,494            80,000   14,254   14,254   80,000
        10  15,499    13,398   13,398            80,000   16,689   16,689   80,000
        11  17,506    15,477   15,477            80,000   19,362   19,362   80,000
        12  19,614    17,747   17,747            80,000   22,299   22,299   80,000
        13  21,826    20,229   20,229            80,000   25,531   25,531   80,000
        14  24,150    22,944   22,944            80,000   29,090   29,090   80,000
        15  26,590    25,920   25,920            80,000   33,017   33,017   80,000
        16  29,152    29,192   29,192            80,000   37,348   37,348   80,000
        17  31,841    32,798   32,798            80,000   42,136   42,136   80,000
        18  34,666    36,784   36,784            80,000   47,437   47,437   80,000
        19  37,631    41,202   41,202            80,000   53,316   53,316   80,000
        20  40,745    46,110   46,110            80,000   59,847   59,847   80,195
        25  58,812    80,412   80,412            98,103  104,028  104,028  126,914
        30  81,869   135,885  135,885           157,627  174,764  174,764  202,726

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

      FACE AMOUNT OF COVERAGE: $80,000         AGE: 40
      DEATH BENEFIT OPTION: A                  ANNUAL PREMIUM: $1,200.00
      PREMIUM EXPENSE CHARGE: 0.00%            (Monthly Premium: $100.00)
      CONTINGENT DEFERRED SALES CHARGE: 30.00% PREMIUM TAX: 2.00%


                         FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -1.546%)
                     ----------------------------------------------------
                            GUARANTEED*                CURRENT**
                     ------------------------- --------------------------
                      CASH                      CASH
              PREM    SURR     CASH    DEATH    SURR     CASH     DEATH
        YR  AT 5.00%  VALUE    VALUE  BENEFIT   VALUE    VALUE   BENEFIT
        --  --------  ------  ------  -------  -------  -------  -------
          1 $ 1,232  $  467   $  827  $80,000  $   626  $   986  $80,000
          2   2,526   1,325    1,649   80,000    1,650    1,974   80,000
          3   3,884   2,149    2,437   80,000    2,647    2,935   80,000
          4   5,311   2,936    3,188   80,000    3,616    3,868   80,000
          5   6,809   3,689    3,905   80,000    4,554    4,770   80,000
          6   8,381   4,404    4,584   80,000    5,461    5,641   80,000
          7  10,033   5,082    5,226   80,000    6,336    6,480   80,000
          8  11,766   5,722    5,830   80,000    7,179    7,287   80,000
          9  13,587   6,321    6,393   80,000    7,986    8,058   80,000
         10  15,499   6,877    6,913   80,000    8,757    8,793   80,000
         11  17,506   7,387    7,387   80,000    9,491    9,491   80,000
         12  19,614   7,811    7,811   80,000   10,149   10,149   80,000
         13  21,826   8,180    8,180   80,000   10,768   10,768   80,000
         14  24,150   8,487    8,487   80,000   11,344   11,344   80,000
         15  26,590   8,728    8,728   80,000   11,877   11,877   80,000
         16  29,152   8,904    8,904   80,000   12,358   12,358   80,000
         17  31,841   9,008    9,008   80,000   12,787   12,787   80,000
         18  34,666   9,042    9,042   80,000   13,162   13,162   80,000
         19  37,631   9,000    9,000   80,000   13,475   13,475   80,000
         20  40,745   8,875    8,875   80,000   13,723   13,723   80,000
         25  58,812   6,517    6,517   80,000   13,643   13,643   80,000
         30  81,869       0        0        0   10,008   10,008   80,000

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000
DEATH BENEFIT OPTION: A
PREMIUM EXPENSE CHARGE: 2.50%
CONTINGENT DEFERRED SALES CHARGE: 25.00%
                                                    AGE: 40
                                                    ANNUAL PREMIUM: $1,200.00
                                                    (Monthly Premium: $100.00)
                                                    PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCO7NT A--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.454%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     -------------------------- ------------------------
                      CASH                       CASH
              PREM    SURR     CASH     DEATH    SURR     CASH    DEATH
        YR  AT 5.00%  VALUE    VALUE   BENEFIT   VALUE    VALUE  BENEFIT
        --  -------- -------  -------  -------  -------  ------- -------
         1  $ 1,232  $   494  $   854  $80,000  $   658  $ 1,018 $80,000
         2    2,526    1,431    1,755   80,000    1,776    2,100  80,000
         3    3,884    2,385    2,673   80,000    2,930    3,218  80,000
         4    5,311    3,357    3,609   80,000    4,120    4,372  80,000
         5    6,809    4,347    4,563   80,000    5,345    5,561  80,000
         6    8,381    5,354    5,534   80,000    6,607    6,787  80,000
         7   10,033    6,380    6,524   80,000    7,907    8,051  80,000
         8   11,766    7,422    7,530   80,000    9,244    9,352  80,000
         9   13,587    8,481    8,553   80,000   10,617   10,689  80,000
        10   15,499    9,555    9,591   80,000   12,029   12,065  80,000
        11   17,506   10,642   10,642   80,000   13,479   13,479  80,000
        12   19,614   11,702   11,702   80,000   14,933   14,933  80,000
        13   21,826   12,768   12,768   80,000   16,427   16,427  80,000
        14   24,150   13,835   13,835   80,000   17,962   17,962  80,000
        15   26,590   14,900   14,900   80,000   19,541   19,541  80,000
        16   29,152   15,964   15,964   80,000   21,157   21,157  80,000
        17   31,841   17,024   17,024   80,000   22,815   22,815  80,000
        18   34,666   18,081   18,081   80,000   24,516   24,516  80,000
        19   37,631   19,133   19,133   80,000   26,259   26,259  80,000
        20   40,745   20,176   20,176   80,000   28,044   28,044  80,000
        25   58,812   24,924   24,924   80,000   37,559   37,559  80,000
        30   81,869   27,841   27,841   80,000   48,072   48,072  80,000

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $80,000
DEATH BENEFIT OPTION: A
PREMIUM EXPENSE CHARGE: 0.00%
CONTINGENT DEFERRED SALES CHARGE: 30.00%
                                                    AGE: 40
                                                    ANNUAL PREMIUM: $1,200.00
                                                    (Monthly Premium: $100.00)
                                                    PREMIUM TAX: 2.00%


                       FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                   ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.454%)
                   -----------------------------------------------------
                          GUARANTEED*                 CURRENT**
                   -------------------------- --------------------------
            PREM    CASH                       CASH
             AT     SURR     CASH     DEATH    SURR     CASH     DEATH
       YR   5.00%   VALUE    VALUE   BENEFIT   VALUE    VALUE   BENEFIT
       --  ------- -------- -------- -------- -------- -------- --------
        1  $ 1,232 $    520 $    880 $ 80,000 $    690 $  1,050 $ 80,000
        2    2,526    1,538    1,862   80,000    1,905    2,229   80,000
        3    3,884    2,636    2,924   80,000    3,230    3,518   80,000
        4    5,311    3,821    4,073   80,000    4,677    4,929   80,000
        5    6,809    5,104    5,320   80,000    6,255    6,471   80,000
        6    8,381    6,494    6,674   80,000    7,980    8,160   80,000
        7   10,033    8,002    8,146   80,000    9,865   10,009   80,000
        8   11,766    9,640    9,748   80,000   11,926   12,034   80,000
        9   13,587   11,422   11,494   80,000   14,182   14,254   80,000
       10   15,499   13,362   13,398   80,000   16,653   16,689   80,000
       11   17,506   15,477   15,477   80,000   19,362   19,362   80,000
       12   19,614   17,747   17,747   80,000   22,299   22,299   80,000
       13   21,826   20,229   20,229   80,000   25,531   25,531   80,000
       14   24,150   22,944   22,944   80,000   29,090   29,090   80,000
       15   26,590   25,920   25,920   80,000   33,017   33,017   80,000
       16   29,152   29,192   29,192   80,000   37,348   37,348   80,000
       17   31,841   32,798   32,798   80,000   42,136   42,136   80,000
       18   34,666   36,784   36,784   80,000   47,437   47,437   80,000
       19   37,631   41,202   41,202   80,000   53,316   53,316   80,000
       20   40,745   46,110   46,110   80,000   59,847   59,847   80,195
       25   58,812   80,412   80,412   98,103  104,028  104,028  126,914
       30   81,869  135,885  135,885  157,627  174,764  174,764  202,726

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000
DEATH BENEFIT OPTION: B
PREMIUM EXPENSE CHARGE: 0.00%
CONTINGENT DEFERRED SALES CHARGE: 0.00%
                                                    AGE: 40
                                                    ANNUAL PREMIUM: $1,200.00
                                                    (Monthly Premium: $100.00)
                                                    PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -1.546%)
                    ----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- -------------------------
                     CASH                       CASH
             PREM    SURR     CASH     DEATH    SURR     CASH     DEATH
       YR  AT 5.00%  VALUE    VALUE   BENEFIT   VALUE    VALUE   BENEFIT
       --  -------- -------  -------  -------  -------  -------  -------
        1  $ 1,232  $   976  $   976  $38,976  $ 1,052  $ 1,052  $39,052
        2    2,526    1,955    1,955   39,955    2,111    2,111   40,111
        3    3,884    2,906    2,906   40,906    3,146    3,146   41,146
        4    5,311    3,830    3,830   41,830    4,158    4,158   42,158
        5    6,809    4,726    4,726   42,726    5,146    5,146   43,146
        6    8,381    5,593    5,593   43,593    6,108    6,108   44,108
        7   10,033    6,431    6,431   44,431    7,045    7,045   45,045
        8   11,766    7,240    7,240   45,240    7,956    7,956   45,956
        9   13,587    8,019    8,019   46,019    8,840    8,840   46,840
       10   15,499    8,766    8,766   46,766    9,695    9,695   47,695
       11   17,506    9,480    9,480   47,480   10,522   10,522   48,522
       12   19,614   10,159   10,159   48,159   11,319   11,319   49,319
       13   21,826   10,799   10,799   48,799   12,086   12,086   50,086
       14   24,150   11,398   11,398   49,398   12,821   12,821   50,821
       15   26,590   11,955   11,955   49,955   13,524   13,524   51,524
       16   29,152   12,468   12,468   50,468   14,189   14,189   52,189
       17   31,841   12,936   12,936   50,936   14,818   14,818   52,818
       18   34,666   13,359   13,359   51,359   15,408   15,408   53,408
       19   37,631   13,735   13,735   51,735   15,956   15,956   53,956
       20   40,745   14,061   14,061   52,061   16,458   16,458   54,458
       25   58,812   14,734   14,734   52,734   18,124   18,124   56,124
       30   81,869   13,229   13,229   51,229   17,744   17,744   55,744

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000
DEATH BENEFIT OPTION: B
PREMIUM EXPENSE CHARGE: 0.00%
CONTINGENT DEFERRED SALES CHARGE: 0.00%
                                                    AGE: 40
                                                    ANNUAL PREMIUM: $1,200.00
                                                    (Monthly Premium: $100.00)
                                                    PREMIUM TAX: 2.00%


                       FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.454%)
                    ---------------------------------------------------
                           GUARANTEED*                CURRENT**
                    -------------------------- ------------------------
             PREM    CASH                       CASH
              AT     SURR     CASH     DEATH    SURR     CASH    DEATH
        YR   5.00%   VALUE    VALUE   BENEFIT   VALUE    VALUE  BENEFIT
        --  ------- -------  -------  -------  -------  ------- -------
         1  $ 1,232 $ 1,007  $ 1,007  $39,007  $ 1,086  $ 1,086 $39,086
         2    2,526   2,079    2,079   40,079    2,245    2,245  40,245
         3    3,884   3,185    3,185   41,185    3,448    3,448  41,448
         4    5,311   4,327    4,327   42,327    4,697    4,697  42,697
         5    6,809   5,506    5,506   43,506    5,992    5,992  43,992
         6    8,381   6,723    6,723   44,723    7,335    7,335  45,335
         7   10,033   7,977    7,977   45,977    8,727    8,727  46,727
         8   11,766   9,271    9,271   47,271   10,169   10,169  48,169
         9   13,587  10,603   10,603   48,603   11,661   11,661  49,661
        10   15,499  11,975   11,975   49,975   13,205   13,205  51,205
        11   17,506  13,386   13,386   51,386   14,802   14,802  52,802
        12   19,614  14,834   14,834   52,834   16,452   16,452  54,452
        13   21,826  16,319   16,319   54,319   18,157   18,157  56,157
        14   24,150  17,837   17,837   55,837   19,918   19,918  57,918
        15   26,590  19,388   19,388   57,388   21,736   21,736  59,736
        16   29,152  20,973   20,973   58,973   23,608   23,608  61,608
        17   31,841  22,590   22,590   60,590   25,536   25,536  63,536
        18   34,666  24,240   24,240   62,240   27,519   27,519  65,519
        19   37,631  25,922   25,922   63,922   29,557   29,557  67,557
        20   40,745  27,634   27,634   65,634   31,648   31,648  69,648
        25   58,812  36,427   36,427   74,427   42,769   42,769  80,769
        30   81,869  44,916   44,916   82,916   54,410   54,410  92,410

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000
DEATH BENEFIT OPTION: B
PREMIUM EXPENSE CHARGE: 0.00%
CONTINGENT DEFERRED SALES CHARGE: 0.00%
                                                    AGE: 40
                                                    ANNUAL PREMIUM: $1,200.00
                                                    (Monthly Premium: $100.00)
                                                    PREMIUM TAX: 2.00%


                       FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                   ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.454%)
                   -----------------------------------------------------
                          GUARANTEED*                 CURRENT**
                   -------------------------- --------------------------
                    CASH                       CASH
            PREM    SURR     CASH     DEATH    SURR     CASH     DEATH
       YR   AT 5%   VALUE    VALUE   BENEFIT   VALUE    VALUE   BENEFIT
       --  ------- -------- -------- -------- -------- -------- --------
        1  $ 1,232 $  1,039 $  1,039 $ 39,039 $  1,120 $  1,120 $ 39,120
        2    2,526    2,206    2,206   40,206    2,382    2,382   40,382
        3    3,884    3,482    3,482   41,482    3,768    3,768   41,768
        4    5,311    4,877    4,887   42,877    5,292    5,292   43,292
        5    6,809    6,404    6,404   44,404    6,964    6,964   44,964
        6    8,381    8,074    8,074   46,074    8,802    8,802   46,802
        7   10,033    9,904    9,904   47,904   10,821   10,821   48,821
        8   11,766   11,906   11,906   49,906   13,038   13,038   51,038
        9   13,587   14,099   14,099   52,099   15,472   15,472   53,472
       10   15,499   16,501   16,501   54,501   18,146   18,146   56,146
       11   17,506   19,131   19,131   57,131   21,083   21,083   59,083
       12   19,614   22,010   22,010   60,010   24,310   24,310   62,310
       13   21,826   25,160   25,160   63,160   27,854   27,854   65,854
       14   24,150   28,607   28,607   66,607   31,748   31,748   69,748
       15   26,590   32,378   32,378   70,378   36,027   36,027   74,027
       16   29,152   36,507   36,507   74,507   40,725   40,725   78,725
       17   31,841   41,029   41,029   79,029   45,886   45,886   83,886
       18   34,666   45,983   45,983   83,983   51,577   51,557   89,557
       19   37,631   51,413   51,413   89,413   57,785   57,785   95,785
       20   40,745   57,364   57,364   95,364   64,626   64,626  102,626
       25   58,812   96,783   96,783  134,783  110,273  110,273  148,273
       30   81,869  158,818  158,818  196,818  182,859  182,859  220,859

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000
DEATH BENEFIT OPTION: B
PREMIUM EXPENSE CHARGE: 0.00%
CONTINGENT DEFERRED SALES CHARGE: 30.00%
                                                    AGE: 40
                                                    ANNUAL PREMIUM: $1,200.00
                                                    (Monthly Premium: $100.00)
                                                    PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                    ANNUAL RATE OF RETURN AT 0.00% (NET RATE AT -1.546%)
                    ----------------------------------------------------
                           GUARANTEED*                 CURRENT**
                    -------------------------- -------------------------
                     CASH                       CASH
             PREM    SURR     CASH     DEATH    SURR     CASH     DEATH
       YR  AT 5.00%  VALUE    VALUE   BENEFIT   VALUE    VALUE   BENEFIT
       --  -------- -------  -------  -------  -------  -------  -------
        1  $ 1,232  $   616  $   976  $38,976  $   692  $ 1,052  $39,052
        2    2,526    1,631    1,955   39,955    1,787    2,111   40,111
        3    3,884    2,618    2,906   40,906    2,858    3,146   41,146
        4    5,311    3,578    3,830   41,830    3,906    4,158   42,158
        5    6,809    4,510    4,726   42,726    4,930    5,146   43,146
        6    8,381    5,413    5,593   43,593    5,928    6,108   44,108
        7   10,033    6,287    6,431   44,431    6,901    7,045   45,045
        8   11,766    7,132    7,240   45,240    7,848    7,956   45,956
        9   13,587    7,947    8,019   46,019    8,768    8,840   46,840
       10   15,499    8,730    8,766   46,766    9,659    9,695   47,695
       11   17,506    9,480    9,480   47,480   10,522   10,522   48,522
       12   19,614   10,159   10,159   48,159   11,319   11,319   49,319
       13   21,826   10,799   10,799   48,799   12,086   12,086   50,086
       14   24,150   11,398   11,398   49,398   12,821   12,821   50,821
       15   26,590   11,955   11,955   49,955   13,524   13,524   51,524
       16   29,152   12,468   12,468   50,468   14,189   14,189   52,189
       17   31,841   12,936   12,936   50,936   14,818   14,818   52,818
       18   34,666   13,359   13,359   51,359   15,408   15,408   53,408
       19   37,631   13,735   13,735   51,735   15,956   15,956   53,956
       20   40,745   14,061   14,061   52,061   16,458   16,458   54,458
       25   58,812   14,734   14,734   52,734   18,124   18,124   56,124
       30   81,869   13,229   13,229   51,229   17,744   17,744   55,744

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000
DEATH BENEFIT OPTION: B
PREMIUM EXPENSE CHARGE: 0.00%
CONTINGENT DEFERRED SALES CHARGE: 30.00%
                                                    AGE: 40
                                                    ANNUAL PREMIUM: $1,200.00
                                                    (Monthly Premium: $100.00)
                                                    PREMIUM TAX: 2.00%


                        FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                     ANNUAL RATE OF RETURN AT 6.00% (NET RATE AT 4.454%)
                     ---------------------------------------------------
                            GUARANTEED*                CURRENT**
                     -------------------------- ------------------------
                      CASH                       CASH
              PREM    SURR     CASH     DEATH    SURR     CASH    DEATH
        YR  AT 5.00%  VALUE    VALUE   BENEFIT   VALUE    VALUE  BENEFIT
        --  -------- -------  -------  -------  -------  ------- -------
         1  $ 1,232  $   647  $ 1,007  $39,007  $   726  $ 1,086 $39,086
         2    2,526    1,755    2,079   40,079    1,921    2,245  40,245
         3    3,884    2,897    3,185   41,185    3,160    3,448  41,448
         4    5,311    4,075    4,327   42,327    4,445    4,697  42,697
         5    6,809    5,290    5,506   43,506    5,776    5,992  43,992
         6    8,381    6,543    6,723   44,723    7,155    7,335  45,335
         7   10,033    7,833    7,977   45,977    8,583    8,727  46,727
         8   11,766    9,163    9,271   47,271   10,061   10,169  48,169
         9   13,587   10,531   10,603   48,603   11,589   11,661  49,661
        10   15,499   11,939   11,975   49,975   13,169   13,205  51,205
        11   17,506   13,386   13,386   51,386   14,802   14,802  52,802
        12   19,614   14,834   14,834   52,834   16,452   16,452  54,452
        13   21,826   16,319   16,319   54,319   18,157   18,157  56,157
        14   24,150   17,837   17,837   55,837   19,918   19,918  57,918
        15   26,590   19,388   19,388   57,388   21,736   21,736  59,736
        16   29,152   20,973   20,973   58,973   23,608   23,608  61,608
        17   31,841   22,590   22,590   60,590   25,536   25,536  63,536
        18   34,666   24,240   24,240   62,240   27,519   27,519  65,519
        19   37,631   25,922   25,922   63,922   29,557   29,557  67,557
        20   40,745   27,634   27,634   65,634   31,648   31,648  69,648
        25   58,812   36,427   36,427   74,427   42,769   42,769  80,769
        30   81,869   44,916   44,916   82,916   54,410   54,410  92,410

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

FACE AMOUNT OF COVERAGE: $38,000
DEATH BENEFIT OPTION: B
PREMIUM EXPENSE CHARGE: 0.00%
CONTINGENT DEFERRED SALES CHARGE: 30.00%
                                                    AGE: 40
                                                    ANNUAL PREMIUM: $1,200.00
                                                    (Monthly Premium: $100.00)
                                                    PREMIUM TAX: 2.00%


                       FOR SEPARATE ACCOUNT A--A HYPOTHETICAL GROSS
                   ANNUAL RATE OF RETURN AT 12.00% (NET RATE AT 10.454%)
                   -----------------------------------------------------
                          GUARANTEED*                 CURRENT**
                   -------------------------- --------------------------
            PREM    CASH                       CASH
             AT     SURR     CASH     DEATH    SURR     CASH     DEATH
       YR   5.00%   VALUE    VALUE   BENEFIT   VALUE    VALUE   BENEFIT
       --  ------- -------- -------- -------- -------- -------- --------
        1  $ 1,232 $    679 $  1,039 $ 39,039 $    760 $  1,120 $ 39,120
        2    2,526    1,882    2,206   40,206    2,058    2,382   40,382
        3    3,884    3,194    3,482   41,482    3,480    3,768   41,768
        4    5,311    4,625    4,877   42,877    5,040    5,292   43,292
        5    6,809    6,188    6,404   44,404    6,748    6,964   44,964
        6    8,381    7,894    8,074   46,074    8,622    8,802   46,802
        7   10,033    9,760    9,904   47,904   10,677   10,821   48,821
        8   11,766   11,798   11,906   49,906   12,930   13,038   51,038
        9   13,587   14,027   14,099   52,099   15,400   15,472   53,472
       10   15,499   16,465   16,501   54,501   18,110   18,146   56,146
       11   17,506   19,131   19,131   57,131   21,083   21,083   59,083
       12   19,614   22,010   22,010   60,010   24,310   24,310   62,310
       13   21,826   25,160   25,160   63,160   27,854   27,854   65,854
       14   24,150   28,607   28,607   66,607   31,748   31,748   69,748
       15   26,590   32,378   32,378   70,378   36,027   36,027   74,027
       16   29,152   36,507   36,507   74,507   40,725   40,725   78,725
       17   31,841   41,029   41,029   79,029   45,886   45,886   83,886
       18   34,666   46,983   45,983   83,983   51,557   51,557   89,557
       19   37,631   51,413   51,413   89,413   57,785   57,785   95,785
       10   40,745   57,364   57,364   95,364   64,626   64,626  102,626
       25   58,812   96,783   96,783  134,783  110,273  110,273  148,273
       30   81,869  158,818  158,818  196,818  182,859  182,859  220,859

--------
 *Thesevalues reflect investment results using guaranteed cost of insurance rates.
 **Thesevalues reflect investment results using current cost of insurance rates.


   The hypothetical investment rate of return shown above is illustrative only, and should not be deemed a representation of past or future results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the Policy Owner, and the investment results for the Funds. The Cash Value, Cash Surrender Value and Death Benefit for a Policy would be different from those shown if the actual rates of return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual years. No representation can be made by the Company, General American Distributors, the Funds, or any representative thereof, that this hypothetical rate of return can be achieved for any one year, or sustained over any period of time.


   Illustrated values shown above are as of the end of the years indicated and assume any additional premiums shown are received monthly on the Policy Anniversary and further assume there is no Policy Indebtedness outstanding.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article III, Section 13 of the Company's Bylaws provides:  "The
Corporation may indemnify any person who is made a party to any civil or criminal suit, or made a subject of any administrative or investigative proceeding by reason of the fact that he is or was a director, officer, or agent of the Corporation. This indemnity may extend to expenses, including attorney's fees, judgments, fine, and amounts paid in settlement. The indemnity shall not be available to persons being sued by or upon the information of the Corporation not to persons who are being investigated by the Corporation. The indemnity shall be discretionary with the Board of Directors and shall not be granted until the Board of Directors has made a determination that the person who would be indemnified acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation. The Corporation shall have such other and further powers of indemnification as are not inconsistent with the laws of Missouri."

     Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATION CONCERNING FEES AND CHARGES


     Paragon Life Insurance Company hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by Paragon.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:

     The facing sheet.


     The Prospectus consisting of 99 pages.
     The undertaking to file reports.
     The undertaking pursuant to Rule 484.
     Representation concerning fees and charges.
     The signatures.
     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits for Form N-8B-2:

     (1) Resolution of the Board of Directors of the Company authorizing establishment of the Separate Account. 3

     (2)  Not applicable.

     (3)  (a)  Proposed form of Underwriting Agreement. 6

          (b)  Proposed form of Selling Agreement. 2

          (c)  Commission Schedule. 3

     (4)  Not applicable.

     (5)  (a)  Proposed form of Group Contract (30010). 3

          (b) Proposed form of Individual Policy (30008) and Policy Riders (3082600). 3

          (c) Proposed form of Certificate (30009) and Certificate Riders (3080800). 3

     (6)  (a)  Amended Charter and Articles of Incorporation of the Company. 2

          (b)  By-Laws of the Company. 2

     (7)  Not applicable.


     (8) (a) Form of Participation Agreement with American Variable Insurance Series. 3

          (b) Form of Participation Agreement with Fidelity Variable Insurance Products Fund. 2

               (1) Amendment to the Participation Agreement with Fidelity Variable Insurance Products Fund authorizing use by Separate Account A. 5

          (c) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II. 2

               (1) Amendment to the Participation Agreement with Fidelity Variable Insurance Products II authorizing use by Separate Account A. 5

          (d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund III. 2

               (1) Amendment to the Participation Agreement with Fidelity Variable Products III authorizsing use by Separate Account A. 5

          (e)  Form of Participation Agreement with MFS Variable Insurance
               Trust.

               (1) Amendment to the Partipation Agreement with MFS Variable Insurance Trust authorizing use by Separate Account A. 5

     (9)  Not applicable.

     (10) (a)  Form of Application for Group Contract (10914).  3

          (b) Form of Application for Employee Insurance Guaranteed Issue (Group Contract 10915). 3

          (c) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920). 3

          (d)  Form of Application for Spouse Insurance (Group Contracts
               10917). 3

          (e) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100). 3

          (f) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357). 3

          (g) Proposed Form of Application for Spouse Insurance (Individual Policy 10354). 3

          (h)  Proposed Form of Application Supplement (10349). 3

2. Memorandum describing the Company's issuance, transfer and redemption procedures for the Policies and the Company's procedure for conversion to a fixed benefit policy. 3

3. Opinion and Consent of Matthew P. McCauley, Esquire, General Counsel of Paragon Life Insurance Company. 3

4.   Not Applicable

5.   Not Applicable

6.   Not Applicable

7. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary. 1

8. a. The consent of Deloitte & Touche LLP, Independent Certified Public Accountants. 1

   b. The consent of KPMG LLP, Independent Certified Public Accountants. 1


   c. Written consent of Sutherland Asbill & Brennan LLP. 1


9. Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq., and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company. 4

1    Filed herewith.

2 Incorporated by reference to the Pre-Effective Amendment No. 1 on Form S-6 found in file No. 333-80393, filed with the Securities and Exchange Commission on September 1, 1999.

3 Incorporated by reference to Post-Effective Amendment No. 12 on Form S-6 found in file No. 33-18341, filed with the Securities and Exchange Commission on April 28, 2000.


4 Incorporated by reference to Post-Effective Amendment No. 13 on Form S-6 found in file No. 33-18341, filed with the Securities and Exchange Commission on April 25, 2001.

5 Incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 found in file No. 33-18341, filed with the Securities and Exchange Commission on September 7, 2001.

6 Incorporated by reference to Post-Effective Amendment No. 14 on Form S-6 found in file No. 33-58796, filed with the Securities and Exchange Commission on April 30, 2002.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Paragon Life Insurance Company and Separate Account A of Paragon Life Insurance Company certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of Paragon Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 26th day of April, 2002.



(Seal)                                 PARAGON LIFE INSURANCE COMPANY

Attest:/s/ Matthew P. McCauley       By: /s/ Anthony F. Trani
          --------------------              ------------------
       Matthew P. McCauley,              Anthony F. Trani, President
         Secretary                        and Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                 Title                                     Date
/s/ Anthony F. Trani                                                4/26/02
--------------------
Anthony F. Trani          President and Director
                          (Chief Executive Officer)



/s/ Craig K. Nordyke                                                4/26/02
----------------------
Craig K. Nordyke          Executive Vice President, Chief
                          Actuary, and Director


/s/ Matthew P. McCauley
-----------------------                                             4/26/02
Matthew P. McCauley       Vice President,
                          General Counsel,
                          Secretary, and Director



--------------------
Michael J. McDermott*     Vice President and Director




----------------------
Nicholas D. Latrenta*     Director




------------------
Roy C. Albertalli*        Director

Signature               Title                                       Date


-----------------
Eugene Marks, Jr.*      Director

----------------------
Stanley J. Talbi*       Director

----------------------
Michael W. Witwer*      Director



By:/s/ Matthew P. McCauley                                          4/26/02
      -----------------
   Matthew P. McCauley

*Original powers of attorney authorizing the Company's Secretary and Assistant Secretaries as well as William L. Hutton, Esq. and Christopher A. Martin, Esq. and each of them singly, to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of Paragon Life Insurance Company have been filed with the Securities and Exchange Commission.

33-18341

                                 EXHIBIT INDEX


7. Opinion and consent of Craig K. Nordyke, F.S.A., M.A.A.A., Executive Vice President and Chief Actuary.

8a. Written consent of Deloitte & Touche LLP, Independent Certified Public Accountants.

8b.    Written consent of KPMG LLP, Independent Certified Public Accountants.

8c.    Written consent of Sutherland Asbill & Brennan LLP.